SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
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|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      Paradise Music & Entertainment, Inc.
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                (Name of Registrant as Specified in its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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            pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                         53 West 23rd Street, 11th Floor
                               New York, NY 10010
                                 (212) 590-2100

November 3, 1999

Dear Shareholder:

We are pleased to enclose a proxy statement and voting instructions sheet related to a Special Meeting of Shareholders that has been called for December 16, 1999 at our offices in New York City. The purpose of the meeting is to allow shareholders to vote on and approve our planned acquisition of the business and assets of Consolidated Entertainment, LLC, a television commercial production company that conducts business under the name "Straw Dogs," as well as the acquisition of the stock of Spur & Buckle, Inc., a related company wholly-owned by Mr. Jesse Dylan; as well as approve employment agreements with Jesse Dylan and with Craig Rodgers. Other matters to be voted on include increasing the total number of shares available for stock options and two consulting agreements with Paradise directors wherein they will receive warrants to purchase stock.

This Special Meeting should not be confused with the Company's annual meeting, which is currently slated to take place in the Spring of 2000. We will forward an annual report and separate proxy statement and voting instructions card for the annual meeting in a few months time.

In the meantime, we encourage you to review the enclosed proxy materials and return your vote, which we consider very important. We appreciate your prompt return of the ballot which will help us avoid the cost and expense of delays in proxy solicitation.

We are excited about the growth of Paradise Music & Entertainment and appreciate the support of our shareholders. We value your involvement with the company and are instituting methods to foster continuous communications between us and each of you. Our first step towards improving direct communications involves the formation of an investor news contact list to be distributed by email and/or fax. If you are interested in receiving news releases directly, please forward your name, address and e-mail or fax information to pdse@jcir.com or to Investor Relations, Paradise Music & Entertainment, 53 West 23rd Street, New York, NY 10010, and we will add you to our news announcement distribution lists.

We thank you for your interest and support and look forward to communicating to you on our progress in the coming quarters.

Sincerely,

M. Jay Walkingshaw
President

                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF STOCKHOLDERS

        PROPOSED ACQUISITIONS AND OTHER MATTERS - YOUR VOTE IS IMPORTANT

      This proxy statement and the accompanying proxy card are being mailed, beginning November 10, 1999, to Paradise stockholders in connection with the solicitation of proxies by the Board of Directors for use at a special meeting of stockholders. This proxy procedure is necessary to permit stockholders, who are unable or unwilling to attend the meeting, to vote. We encourage you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the meeting which are listed in the following notice and are described in this proxy statement.

Proposed Acquisition

      We have agreed to:

      o acquire the business and assets of Consolidated Entertainment, LLC (d/b/a "Straw Dogs"), a company owned and operated by Jesse Dylan, our Chairman and Chief Executive Officer, and Craig Rodgers;
      o acquire all the stock of Spur & Buckle, Inc., a company which is wholly-owned by Mr. Dylan; and
      o     enter into employment agreements with Jesse Dylan and with Craig
            Rodgers.

      The acquisitions and the employment agreements must be approved by our stockholders. We have scheduled this special meeting to vote on the acquisitions and the other proposals described below.

      If the acquisitions are completed and employment agreements are entered into, Jesse Dylan will receive a total of 1,000,000 shares of common stock and ten year non-qualified options (outside of our stock option plan) to purchase 750,000 shares at $5 per share, and Craig Rodgers will receive 441,000 shares of common stock and ten year non-qualified options to purchase 100,000 shares at $5 per share. We estimate that the shares of common stock to be issued, without counting options, to Messrs. Dylan and Rodgers will represent approximately 19% of our outstanding common stock after giving effect to the acquisitions.

      The Board of Directors believes that the transactions are fair to, and in the best interests of, the company and its stockholders.

Other Matters

      You are also being asked to vote on and approve:

      o increasing the total number of shares available for stock options from 1,500,000 to 3,000,000;
      o the consulting agreement with Jeffrey Rosen, a director, under which he will be paid for his services with a three-year warrant to purchase 200,000 shares at $5.25 per share; and
      o the consulting agreement with Thomas J. Edelman, a director, under which he will be paid for his services with a three-year warrant to purchase 100,000 shares of Paradise common stock at $5 per share.

      Only stockholders of record at the close of business on October 18, 1999, the record date, will be entitled to notice of and to vote at the meeting. On the record date there were 6,355,331 shares of common stock issued and outstanding and entitled to vote at the meeting. There is no other class of voting securities outstanding. Each share of common stock is entitled to one vote which may be cast in person or by proxy.

      The Board of Directors unanimously recommends that you vote in favor of all of the matters being voted on.

      Dissenting stockholders do not have appraisal rights in connection with the proposals.

      Whether or not you plan to attend a meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote FOR the proposal(s) submitted at the meeting. If you are a stockholder and fail to return your proxy card or vote in person at the meeting, you will not be counted as present or voting at the meeting.

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                               53 WEST 23RD STREET
                            NEW YORK, NEW YORK 10010


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         DATE: December 16, 1999

                         TIME: 10:00 a.m. New York time

                         PLACE: Our Executive Offices
                                53 West 23rd Street, 11th Floor
                                New York, NY 10010

The purposes of the meeting are:

      1. To consider and vote upon a proposal to adopt and approve the following agreements and transactions described in the summary on page 1 and on pages 8 through 17 of the proxy statement:

      o the asset purchase agreement for the purchase of substantially all of the business and assets of Consolidated Entertainment, LLC (d/b/a Straw Dogs), a company owned and operated by Jesse Dylan, our Chairman and Chief Executive Officer, and Craig Rodgers;
      o the issuance to Straw Dogs, as payment of the purchase price, of 900,000 shares of Paradise common stock;
      o the stock purchase agreement for the purchase of all of the stock of Spur & Buckle, Inc., a company wholly-owned by Jesse Dylan;
      o the issuance to Jesse Dylan, as payment of the purchase price, of 541,000 shares of Paradise common stock;
      o     the employment agreements with Jesse Dylan and with Craig Rodgers;
      o the award to Jesse Dylan of ten year non-qualified options (outside of our stock option plan) to purchase 750,000 shares contemplated by his employment agreement;
      o the award to Craig Rodgers of ten year non-qualified options to purchase 100,000 shares contemplated by his employment agreement; and
      o the other transactions contemplated by these transactions and agreements.

      2. To consider and vote upon the amendment to the company's 1996 Stock Option Plan to increase the total number of shares of common stock available for options to be granted under the plan from 1,500,000 to 3,000,000.

      3. To consider and vote upon the consulting agreement with Jeffrey Rosen, a director, under which he will be paid for his services with three-year warrants to purchase 200,000 shares at a purchase price of $5.25 per share.

      4. To consider and vote upon the consulting agreement with Thomas J. Edelman, a director, under which he will be paid for his services with three-year warrants to purchase 100,000 shares at a purchase price of $5 per share.

      5. To transact any other business that may come before the meeting.

New York, New York                      By Order of the Board of Directors,
November 10, 1999
                                        RICHARD FLYNN
                                        Secretary

                                RETURN OF PROXIES

      A PROXY AND SELF-ADDRESSED ENVELOPE ARE ENCLOSED FOR YOUR USE IF YOU DO NOT PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE MEETING WE URGE YOU TO VOTE BY PROMPTLY SIGNING AND RETURNING THE PROXY, REGARDLESS OF THE NUMBER OF SHARES OF STOCK HELD BY YOU. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO THE VOTING OF THE PROXY.

                                TABLE OF CONTENTS

SUMMARY......................................................................1
The Meeting..................................................................1
The Acquisition Transactions.................................................2
Plan Amendment...............................................................5
Consulting Agreement with Jeffrey Rosen......................................5
Consulting Agreement with Thomas J. Edelman..................................5
THE MEETING..................................................................6
Date, Time And Place.........................................................6
Matters To Be Considered At the Meeting......................................6
Record Date; Shares Entitled To Vote; Quorum.................................6
Votes Required...............................................................6
Voting of Proxies............................................................6
Revocability of Proxies......................................................7
Solicitation of Proxies......................................................7
Security Ownership Of Management.............................................7
Interest of Jesse Dylan in Acquisition Transactions..........................7
THE ACQUISITION TRANSACTIONS.................................................8
Background of and Reasons for the Acquisition Transactions...................8
Recommendation of the Board of Directors.....................................9
Description of Asset Purchase Agreement.....................................10
Description of Stock Purchase Agreement.....................................13
Description of Employment Agreement with Jesse Dylan........................15
Description of Employment Agreement with Craig Rodgers......................15
Federal Income Tax Consequences of the Acquisition Transactions
Contemplated by the Asset Purchase Agreement and Stock Purchase Agreement...17
Accounting Treatment........................................................18
Federal and State Regulatory Approvals......................................18
Percentage of the Company Owned by Messrs. Dylan and Rodgers After the
Acquisition Transactions....................................................18
Dissenter's Rights of Appraisal.............................................18
Listing On Nasdaq and Boston Stock Exchange.................................19
Resales of Common Stock.....................................................19
Conduct of Our Business and Straw Dogs Business if the Acquisition
Transactions Are Not Consummated............................................19
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION............20
INFORMATION CONCERNING PARADISE.............................................24
Recent Developments.........................................................25
Our Current Business........................................................25
Our Acquisition Program.....................................................27
Competition.................................................................27
Organization................................................................28
Employees/Independent Contractors...........................................28
Description of Property.....................................................28
Description of Legal Proceedings............................................29
Management Discussion and Analysis of Financial Condition and Results of
Operations of Paradise......................................................29
INFORMATION CONCERNING STRAW DOGS AND SPUR & BUCKLE.........................30
Description of Business.....................................................30
Description of Property.....................................................31
Description of Legal Proceedings............................................31
Management's Discussion and Analysis of Financial Condition and Results of
Operations of Straw Dogs....................................................31
Results of Operations.......................................................31
Inflation...................................................................32
Year 2000...................................................................32
Newly Issued Accounting Pronouncements......................................33
Market Information and Related Stockholder Matters..........................33

Security Ownership of Paradise of Certain Beneficial Owners and Management..35
COMPENSATION OF NAMED EXECUTIVE OFFICERS OF PARADISE........................37
Summary Compensation Table..................................................37
Option Grants in Last Fiscal Year...........................................38
Aggregate Option/SAR Exercises; Fiscal 1999 Year End Option/SAR Values......38
Directors' Compensation.....................................................39
Employment Agreements, Termination of Employment and Change in Control
Arrangements................................................................39
PROPOSAL NO. 2..............................................................40
AMENDMENT OF 1996 STOCK OPTION PLAN.........................................40
Reasons for and Principal Effects of the Plan Amendment.....................40
Description of 1996 Stock Option Plan.......................................40
Grants......................................................................44
Federal Income Tax Consequences of Option Plan..............................44
Plan Amendment Benefits Table...............................................46
Proposed Plan Amendment.....................................................46
Vote Required for Approval..................................................46
PROPOSAL NO. 3..............................................................47
APPROVAL OF CONSULTING AGREEMENT WITH JEFFREY ROSEN.........................47
Vote Required for Approval..................................................47
PROPOSAL NO. 4..............................................................47
APPROVAL OF CONSULTING AGREEMENT WITH THOMAS J. EDELMAN.....................47
Vote Required for Approval..................................................47
OTHER BUSINESS..............................................................47
INDEPENDENT ACCOUNTANTS.....................................................47
ADDITIONAL INFORMATION......................................................48
SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING...............................48
INDEX TO FINANCIAL STATEMENTS OF PARADISE..................................F-1
INDEX TO FINANCIAL STATEMENTS OF STRAW DOGS...............................F-17

                                   APPENDICES

ASSET PURCHASE AGREEMENT.....................................................A
STOCK PURCHASE AGREEMENT.....................................................B
DYLAN EMPLOYMENT AGREEMENT...................................................C
RODGERS EMPLOYMENT AGREEMENT.................................................D
PROPOSED AMENDMENT TO 1996 STOCK OPTION PLAN.................................E
FORM OF PROXY FOR THE SPECIAL MEETING........................................F

                                     SUMMARY

      This summary highlights selected information. We are providing this summary to help you in your review and understanding of the more detailed information provided in the other sections of this proxy statement and in the attachments, which you are urged to read in their entirety. We have included page references parenthetically to direct you to a more detailed description of the topics of this summary.

                                   The Meeting

Date, Time and Place

      The meeting will be held at our offices at 53 West 23rd Street, 11th Floor, New York, New York 10010, on December 16, 1999 commencing at 10:00 a.m., local time.

Purposes

      At the meeting, you will vote upon

      o     as a single proposal, the adoption of
            - the asset purchase agreement for the purchase of substantially all of the business and assets of Straw Dogs;
            - the stock purchase agreement for the purchase of all of the stock of Spur & Buckle;
            - the employment agreements with Jesse Dylan and with Craig Rodgers; and
            -     the transactions contemplated by these agreements;
      o     the amendment to the stock option plan;
      o     the consulting agreement with Jeffrey Rosen, a director;
      o     the consulting agreement with Thomas J. Edelman, a director;
      o any other business that may come before the meeting or any postponement or adjournment thereof.

Record Date; Shares Entitled to Vote; Quorum (Page 6)

      We have established the close of business on October 18, 1999 as the record date for stockholders entitled to notice and to vote at the meeting. A majority of the outstanding shares must be represented at the meeting for the meeting to take place. You will have one vote for each share of common stock owned.

Votes Required (Page 6)

      The affirmative vote of the holders of a majority of the shares present at the meeting in person or by proxy and entitled to vote will be required to approve each of the matters scheduled to be voted upon at the meeting.

Security Ownership of Management (Page 7)

      On the record date, our directors and executive officers and their affiliates beneficially owned 1,213,367 shares of common stock (exclusive of shares that may be acquired through the exercise of options and warrants), which represented approximately 19% of the outstanding shares of common stock on that date. Each director and executive officer has indicated his intention to vote his shares FOR each of the matters being voted on at the meeting.

                                 Proposal No. 1

                          The Acquisition Transactions

      You are being asked to consider and vote upon and approve, as a single proposal, the asset purchase agreement, the stock purchase agreement, the employment agreements with Jesse Dylan and with Craig Rodgers and the related transactions. There follows a summary description of each of these agreements and the related transactions.

The Asset Purchase Agreement (Page 10)

      We have agreed to purchase, for 900,000 shares of Paradise common stock, substantially all of the business and assets of Straw Dogs and to assume substantially all liabilities of Straw Dogs, effective as of June 1, 1999. Straw Dogs is currently owned and operated by Jesse Dylan and Craig Rodgers. Mr. Dylan is our Chairman and Chief Executive Officer and a director. The shares being issued are not being registered under the Securities Act of 1933, as amended. Messrs. Dylan and Rodgers have been granted "piggyback" registration rights.

      A copy of the asset purchase agreement is included as Appendix A to this proxy statement. For a more detailed description of the asset purchase agreement and the transactions contemplated thereby, see "THE ACQUISITION TRANSACTIONS - Description of Asset Purchase Agreement" commencing on page 10.

The Stock Purchase Agreement (Page 13)

      We have agreed to purchase, effective as of June 1, 1999, all of the stock of Spur & Buckle for 541,000 shares of Paradise common stock. Spur & Buckle is wholly-owned by Mr. Dylan. The shares being issued are not being registered under the Securities Act. Mr. Dylan has been granted "piggyback" registration rights.

      A copy of the stock purchase agreement is included as Appendix B to this proxy statement. For a more detailed description of the stock purchase agreement and the transactions contemplated thereby, see "THE ACQUISITION TRANSACTIONS - Description of Stock Purchase Agreement" commencing on page 13.

The Employment Agreement with Jesse Dylan (Page 15)

      Mr. Dylan will be employed as our Chairman and Chief Executive Officer, a position he currently holds, for a five year term commencing as of July 1, 1999. Mr. Dylan will continue his directional efforts and his fees will accrue to Paradise. Mr. Dylan will receive an annual salary of $750,000. Mr. Dylan's compensation is to be reviewed annually by our compensation committee with bonus awards or increases in salary to be considered based on Mr. Dylan's and our overall performance. In addition to salary and bonus, Mr. Dylan will be entitled to receive ten year non-qualified options (outside of our stock option plan) to purchase 750,000 shares of common stock at $5 per share. The options will vest ratably over a three year period following the closing (provided Mr. Dylan is employed by us at that time). The employment agreement requires us to register the issuance of the shares underlying the options and the resale of these shares under the Securities Act. In addition, Mr. Dylan will be entitled to participate in benefit plans established by us for our key executives and to receive $1,500,000 of life insurance. Mr. Dylan has agreed to restrictions on competing with us and on soliciting our customers and employees.

      The execution and delivery of Mr. Dylan's employment agreement is a condition to closing the asset purchase agreement and the stock purchase agreement. The employment agreement with Mr. Dylan will be effective only if the asset purchase and the stock purchase are completed. A copy of the employment agreement with Mr. Dylan is included as Appendix C to this proxy statement. For a more detailed description, see "THE ACQUISITION TRANSACTIONS -- Description of Employment Agreement with Jesse Dylan" commencing on page 15.

The Employment Agreement with Craig Rodgers (Page 16)

      Mr. Rodgers will be employed as Chief Executive Officer of Straw Dogs for a three year term commencing as of July 1, 1999 at an annual salary of $350,000. Mr. Rodger's compensation is to be reviewed annually by our compensation committee with bonus awards or increases in salary to be considered based on Mr. Rodgers and Straw Dogs' overall performance. In addition to his salary, Mr. Rodgers will be entitled to receive an annual bonus of $100,000 per year if the pre-tax profits of Straw Dogs at the end of each fiscal year are at least $850,000. In addition to salary and bonus, Mr. Rodgers will be entitled to receive ten year non-qualified options to purchase 100,000 shares at an exercise price of $5 per share. Mr. Rodgers will also be entitled to participate in benefit plans established by Straw Dogs for its key executives. Mr. Rodgers has agreed to restrictions on competing and on soliciting customers and employees.

      The execution and delivery of Mr. Rodgers' employment agreement is a condition to closing the asset purchase agreement. The employment agreement with Mr. Rodgers will be effective only if the asset purchase and the stock purchase are completed. A copy of the employment agreement with Mr. Rodgers is included as Appendix D to this proxy statement. For a more detailed description see "THE ACQUISITION TRANSACTIONS -- Description of Employment Agreement with Craig Rodgers" commencing on page 16.

Description of Business of Straw Dogs and Spur & Buckle (Page 30)

      Straw Dogs is a leading television commercial production company. Spur & Buckle is a motion picture development company. See "INFORMATION CONCERNING STRAW DOGS AND SPUR & BUCKLE" on page 30.

Conditions to Asset Purchase Agreement and Stock Purchase Agreement (Pages 13 and 15, respectively)

      Completion of the asset purchase and stock purchase is subject to the satisfaction of a number of conditions, including obtaining stockholder approval. See "THE ACQUISITION TRANSACTIONS - Description of Asset Purchase Agreement - Closing Conditions" commencing on page 13. See "THE ACQUISITION TRANSACTIONS - Description of Stock Purchase Agreement - Closing Conditions" commencing on page 15.

Termination of Asset Purchase Agreement and Stock Purchase Agreement (Pages 13 and 15, respectively.)

      The asset purchase agreement and stock purchase agreement may be terminated at any time without completing the acquisitions as follows:

      o     by mutual consent;
      o     by either party, if the other party has violated the agreement;
      o by either party, if the transactions have not been completed by December 31, 1999; and
      o by either party if a court or other governmental authority has permanently prohibited the transactions.

See "THE ACQUISITION TRANSACTIONS - Description of Asset Purchase Agreement" "Description of Stock Purchase Agreement commencing on pages 10 and 13, respectively.

Background and Reasons for the Acquisition/Board Recommendation (Page 8)

      For a discussion of the background of the acquisition, see "THE ACQUISITION TRANSACTIONS - Background and Reasons for the Acquisition Transactions." We believe that the acquisition of Straw Dogs and Spur & Buckle is in the best interests of, and is fair to, Paradise and its stockholders. We believe the transaction offers us an opportunity to benefit from the earnings and management skills provided by the businesses we will acquire. We believe that the price we are paying is beneficial to us. See "THE ACQUISITION TRANSACTIONS - Background and Reasons for the Acquisition Transactions; Recommendation of the Board" on page 8.

The Board Unanimously Recommends that the Stockholders Vote in Favor of the Acquisition Transactions.

Interests of Jesse Dylan in the Acquisition Transactions (Page 7)

      In considering the Board's recommendation to vote in favor of the asset purchase and stock purchase agreements and the related transactions, you should be aware of the following interests in the transactions of Jesse Dylan, our Chairman and Chief Executive Officer and a director:

      o Mr. Dylan is one of the owners and operators of Straw Dogs and owns all of Spur & Buckle. If the transactions are approved Mr. Dylan will receive (i) 1,000,000 shares of Paradise common stock, (ii) a five year employment agreement with (a) an annual salary of $750,000; (b) ten year non-qualified options (outside of our stock option plan) to purchase 750,000 shares at $5 per share; and (c) an annual compensation review with bonus awards or salary increases to be based on Mr. Dylan's performance and our overall performance. In addition, effective as of August 8, 1999, if the acquisition closes we will enter into a ten year lease with an affiliate of Mr. Dylan and Mr. Rodgers for 10,000 square feet of space at between $2.25 and $2.40 per square foot based on independent appraisals and subject to future escalation.

      Mr. Dylan excused himself from voting on the acquisition transactions. The Board recognized the interests of Mr. Dylan and determined that they did not detract from the fairness to our stockholders of the asset purchase and stock purchase agreements and the related transactions.

Federal Income Tax Consequences of the Asset Purchase Agreement and the Stock Purchase Agreement (Page 17)

      The asset purchase and stock purchase, respectively, will constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and will therefore constitute a non-taxable transaction for each of Messrs. Dylan and Rodgers. We will get a carry over basis in the assets and businesses acquired. See "THE ACQUISITION TRANSACTIONS - Federal Income Tax Consequences of the Asset Purchase Agreement and the Stock Purchase Agreement" commencing on page 17.

Accounting Treatment (Page 18)

      The asset purchase and stock purchase will each be accounted for as a purchase in accordance with generally accepted accounting principles. See "THE ACQUISITION TRANSACTIONS -- Accounting Treatment" commencing on page 18.

Dissenter's Rights of Appraisal

      Under Delaware corporate law you are not entitled to appraisal or dissenter's rights in connection with the acquisitions.

Listing on NASDAQ and Boston Stock Exchange

      Application will be made to list the shares being issued and being reserved for issuance on the Nasdaq SmallCap Market and the Boston Stock Exchange.

Markets and Market Prices

      The common stock is traded on Nasdaq SmallCap Market and the Boston Stock Exchange, under the symbol "PDSE" and "PMU," respectively.

      The last reported sale price of the common stock on April 23, 1999, the last full trading day prior to the public announcement of the proposed asset purchase and stock purchase as reported on Nasdaq, was $5.75.

      On October 29, 1999, the last reported sale price of the common stock, as reported on Nasdaq was $3.375 per share.

Unaudited Pro Forma Condensed Consolidated Financial Information (Page 19)

      See "Unaudited Pro Forma Condensed Consolidated Financial Information" on page 19 for unaudited pro-forma condensed consolidated financial information with respect to the acquisition transactions.

                                 Proposal No. 2

                                 Plan Amendment

      On April 30, 1999, the Board of Directors adopted an amendment to the 1996 Stock Option Plan to increase from 1,500,000 to 3,000,000 the number of shares available for issuance of stock options under the option plan. As of October 1, 1999, there were options covering 1,062,500 shares of common stock outstanding under the option plan. Accordingly, only 437,500 shares are available for future grants under the option plan. As we believe that stock based performance compensation arrangements are beneficial in attracting and maintaining key employees and directors by aligning their interests with those of our stockholders over the long term, we have adopted the amendment to the option plan, subject to stockholder approval. We believe that the ability to provide future grants to existing employees and new employees as our businesses expand, and to employees of acquired companies, will increase our growth.

      The Board of Directors recommends a vote FOR the amendment to the stock option plan.

                                 Proposal No. 3

                     Consulting Agreement with Jeffrey Rosen

      On April 20, 1999, we entered into a consulting agreement with Jeffrey Rosen, one of our non-executive directors, in which Mr. Rosen has agreed to assist us in the structuring of proposed business ventures over and above his services as a director. The term commenced April 20, 1999 and ends June 30, 2000. In consideration for his services Mr. Rosen was awarded, subject to stockholder approval, three year warrants to purchase 200,000 shares at a purchase price of $5.25 per share, which warrants vest after one year.

      The Board of Directors recommends a vote FOR the consulting agreement with Jeffrey Rosen.

                                 Proposal No. 4

                   Consulting Agreement with Thomas J. Edelman

      On April 8, 1999, we entered into a consulting agreement with Thomas J. Edelman, one of our non-executive directors, in which Mr. Edelman has agreed to assist us in the structuring of proposed business ventures over and above his services as a director. The term of the agreement commenced April 8, 1999 and ends June 30, 2000. In consideration for his services Mr. Edelman was awarded, subject to stockholder approval, three year warrants to purchase 100,000 shares at a purchase price of $5 per share, which warrants vest after one year.

      The Board of Directors recommends a vote FOR the consulting agreement with Thomas J. Edelman.

                                       THE MEETING

Date, Time And Place

      The meeting will be held at our offices located at 53 West 23rd Street, 11th Floor, New York, New York, 10010, on December 16, 1999 commencing at 10:00 a.m., local time.

Matters To Be Considered At the Meeting

      At the meeting, stockholders of record on the October 18, 1999 record date, are being asked to consider, vote upon and approve:

      o as a single proposal, the asset purchase agreement, the stock purchase agreement, the employment agreements with Jesse Dylan and with Craig Rodgers, and the related transactions;
      o     the amendment to the stock option plan;
      o     the consulting agreement with Jeffrey Rosen, a director;
      o     the consulting agreement with Thomas J. Edelman, a director; and
      o any other business that may come before the meeting or any postponement or adjournment thereof.

Record Date; Shares Entitled To Vote; Quorum

      Stockholders of record on the October 18, 1999 record date are entitled to one vote per share of common stock on each matter to be voted on at the meeting. As of the record date there were 6,355,331 shares of common stock issued and outstanding. The presence in person or by properly executed proxy of the holders of a majority of the issued and outstanding shares of common stock is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners and (ii) the broker or nominee does not have discretionary authority to vote on a particular matter) are counted as present in determining whether the quorum requirement is satisfied.

Votes Required

      The affirmative vote of the holders of a majority of the shares present at the meeting in person or by properly executed proxy and entitled to vote will be required to approve the acquisition transactions, the amendment to the option plan, the consulting agreement with Jeffrey Rosen and the consulting agreement with Thomas Edelman, and any other matters that may come before the meeting. If you abstain on any proposal, your shares are considered present at the meeting for that proposal, but since they are not affirmative votes for that proposal, they will have the same effect as votes against the proposal. With respect to broker non-votes, the shares are not considered entitled to vote at the meeting for those proposals and they are, therefore, not counted in respect of those proposals. These broker non-votes have the practical effect of reducing the number of affirmative votes required to achieve a majority for those proposals by reducing the total number of shares from which the majority is calculated.

Voting of Proxies

      The persons named as proxies are M. Jay Walkingshaw and Richard Flynn. Shares represented by all properly executed proxies received in time for the meeting will be voted at the meeting in the manner specified by the holders thereof. In the absence of any specification, the shares will be voted in favor of the matters described being voted on at the meeting. The proxies will vote in their discretion, on any other business that may come before the meeting. The persons named as proxies by you may propose and vote for one or more adjournments or postponements of the meeting, including, without limitation, adjournments to permit further solicitations of proxies in favor of any proposal; provided, however, that no proxy that is voted against a proposal will be voted in favor of any such adjournment or postponement.

      The Board of Directors is not aware of any business to come before the meeting other than as described in this proxy statement. If, however, other matters come before either the meeting or any adjournment or postponement thereof, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment as to the best interest of the company.

Revocability of Proxies

      By granting your proxy on the accompanying proxy you are not precluded from revoking it and voting in person. You may revoke a proxy at any time prior to the time it is voted by (i) delivering to our Secretary at our principal offices a duly executed revocation of proxy, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the meeting and voting in person at the meeting. Attendance by you at a meeting will not, in and of itself, constitute revocation of a proxy.

Solicitation of Proxies

      We will pay the costs of printing and mailing this proxy statement and the fees associated with the filing of this proxy statement with the Securities and Exchange Commission ("SEC"). In addition to soliciting by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other means of communication. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by those persons. We may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

      YOU ARE ASKED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

Security Ownership Of Management

      On the record date, our directors and executive officers and their affiliates beneficially owned 1,213,367 shares of common stock (exclusive of shares that may be acquired through the exercise of options and warrants), which represented approximately 19% of the outstanding shares of common stock on that date. Each director and executive officer has indicated his intention to vote his shares in favor of each of the matters scheduled to be voted on at the meeting.

Interests of Jesse Dylan in Acquisition Transactions

      In considering the Board's recommendations to you to vote in favor of the acquisition transactions, you should be aware of the interests of Jesse Dylan, our Chairman and Chief Executive Officer and a director, in the acquisition transactions.

      Mr. Dylan is one of the principal owners and operators of Straw Dogs and Spur & Buckle. If the acquisition transactions are approved, Mr. Dylan will receive:

      o     1,000,000 shares of Paradise common stock; and
      o     a five year employment agreement with
            -     an annual salary of $750,000 per year;
            - an annual compensation review with bonus awards or salary increases to be based on Mr. Dylan's performance and our overall performance; and
            - ten year non-qualified options, outside of our option plan, to purchase 750,000 shares of Paradise common stock at an exercise price of $5, vesting ratably over a three year period.

      In addition, effective as of August 8, 1999, if the acquisition closes we will enter into a ten year lease with an affiliate of Mr. Dylan and Mr. Rodgers for 10,000 square feet of space at between $2.25 and $2.40 per square foot, subject to independent appraisal and future escalation.

      Mr. Dylan excused himself from voting on the acquisition transactions. The Board recognized the interests of Mr. Dylan in the acquisition transactions and determined that they did not detract from the fairness to our stockholders of the asset purchase and stock purchase agreements and the related transactions.

                                 PROPOSAL NO. 1

                          THE ACQUISITION TRANSACTIONS

Background of and Reasons for the Acquisition Transactions

      In December of 1998, investors represented by Cassandra, a registered investment advisor purchased 2,000,000 shares of common stock. With the assistance of Cassandra, Paradise' senior management began to develop plans for developing the company through refocusing its existing operations and developing strategies for growth.

      As provided in the terms of the Cassandra financing, Cassandra recommended the appointment of Jesse Dylan and Jeffrey Rosen for election to the Paradise Board of Directors. In addition, Cassandra designated an individual who has since resigned as its Board representative.

      In January the Board adopted a policy to significantly expand the company's operations by developing its core businesses internally and by acquiring viable companies to enhance its core businesses.

      In January of 1999, Dana Giacchetto, founder and Chief Executive Officer of Cassandra, requested a meeting with Brian Doyle and Richard Flynn, Chief Executive Officer and Chief Operating Officer of Paradise, respectively, and directors of Paradise to discuss the possibility of Paradise acquiring Consolidated Entertainment LLC, a company owned by Mr. Dylan and Craig Rodgers and a motion picture development company owned by Mr. Dylan, Spur & Buckle, Inc., (collectively "Straw Dogs") and the benefits that could be achieved from such an acquisition. Straw Dogs is a leading production company of television commercials, music videos and other related media.

      In early February of 1999, Messrs. Flynn and Doyle met with Messrs. Dylan and Rodgers to discuss Paradise's strategic plan and a potential acquisition of Straw Dogs by Paradise. During the meeting, Messrs. Doyle and Flynn requested further information regarding Straw Dogs' business and operations. Based on the expression of interest, Paradise and Straw Dogs executed a confidentiality agreement. Thereafter, Straw Dogs made available to Paradise certain limited information regarding its business and operations.

      During several telephone conversations in February 1999, senior management of Paradise continued to discuss the terms of a potential acquisition of Straw Dogs with Messrs. Dylan and Rodgers. During this period Paradise retained its auditors, Rothstein, Kass & Company P.C. ("Rothstein"), as its financial advisors and auditors, and Davis & Gilbert, LLP, its outside counsel, as its legal advisor, with respect to a potential acquisition of Straw Dogs.

      On February 17, 1999, Paradise delivered to Mr. Dylan a preliminary non-binding indication of interest in acquiring all of the outstanding stock of Straw Dogs in exchange for approximately 1.5 million shares of Paradise common stock, at Paradise's then current market price of $3 per share. This non-binding indication of interest provided for an exclusive negotiation period during which Paradise and Straw Dogs would continue to negotiate the terms of an acquisition of Straw Dogs with a view toward executing a binding letter of intent by April 30, 1999.

      In February 1999, Mr. Michael Sher of Sher, Sherr, Gelb & Company, accountants acting on behalf of Straw Dogs, contacted Paradise and suggested that the parties reach a decision regarding the outline of the proposed transaction between Straw Dogs and Paradise and agreed to release additional confidential financial information pertaining to Straw Dogs.

      During March of 1999, representatives of Paradise and Straw Dogs and their representative financial, accounting and legal advisors conducted due diligence reviews of Straw Dogs and Paradise, respectively. Additionally, during this period, Paradise delivered to Straw Dogs a formal letter of intent setting forth the terms of the proposed transaction between Paradise and Straw Dogs. In the letter of intent, Paradise offered to acquire all of the assets of Straw Dogs and 100% of the equity of Spur & Buckle, subject to the conditions contained in such letter.

      The letter of intent stated Paradise's offer to acquire all of the assets and liabilities of Straw Dogs and all of the outstanding equity of Spur & Buckle in exchange for an aggregate of 1,300,000 restricted shares of Paradise common stock. The letter of intent also provided that Paradise and Straw Dogs would enter into employment agreements with Jesse Dylan and Craig Rodgers for a term of five years and three years, respectively.

      In April 1999, Mr. Flynn, together with Paradise representatives met several times in New York City and Los Angeles with Mr. Dylan and Straw Dogs representatives to discuss certain aspects of Paradise's offer, including Paradise's intentions with respect to retention of its current management.

      On April 22, 1999, Paradise's Board of Directors met and approved a revised letter of intent to Straw Dogs and the appointment of Mr. Dylan as Chief Executive Officer of Paradise. The letter of intent set forth the parameters of the acquisition of all of the assets of Straw Dogs for 900,000 shares of restricted Paradise common stock and 541,000 shares for Spur & Buckle, Inc., and the terms of future employment of Mr. Dylan and Mr. Rodgers. As a result of the acquisition Straw Dogs would become a subsidiary of Paradise ("New Straw Dogs"). On April 22, 1999, Paradise and Straw Dogs signed the letter of intent.

      On April 23, 1999, Paradise issued a press release announcing the proposed transaction and that Mr. Dylan was named Chief Executive Officer of Paradise. The press release also announced that Mr. Rodgers would become the CEO of New Straw Dogs once the acquisition was completed.

      In early May 1999, Rothstein began an audit of the financial statements of Straw Dogs pursuant to the terms of the letter of intent. In early July 1999 the financial statements for June 30, 1998 and March 31, 1999 were prepared and submitted. In early August 1999, Rothstein then began an audit of Straw Dogs for the 12 month period ended June 30, 1999.

      During the period of May through September, the parties negotiated the definitive asset purchase agreement of Straw Dogs and the definitive stock purchase agreement of Spur & Buckle, Inc.

      In September 1999, the Board of Directors of Straw Dogs and the Board of Directors of Paradise approved the transaction.

      On September 24, 1999, the asset purchase agreement was executed by Paradise and Straw Dogs and the stock purchase agreement was executed by Paradise and Spur & Buckle, Inc.

      Upon closing of the transactions, the employment agreements with Jesse Dylan and Craig Rodgers will be executed. The employment agreements will be effective as of July 1, 1999.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS UNANIMOUSLY DETERMINED THAT THE TERMS OF THE ACQUISITION TRANSACTIONS ARE FAIR TO AND IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ACQUISITION TRANSACTIONS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR THEREOF.

      The terms of the asset purchase agreement, stock purchase agreement and the employment agreements with Jesse Dylan and with Craig Rodgers were the result of arm's length negotiations between the company, Straw Dogs, Spur & Buckle, Jesse Dylan and Craig Rodgers and their respective representatives. Mr. Dylan did not participate in the Board meeting at which the acquisition transactions were approved. In reaching its determination to approve the acquisition transactions, the Board considered, among other things,

      o     the judgment, advice and analysis of its management;

      o the financial condition, results of operations, business operations and prospects of the company, Straw Dogs and Spur & Buckle;
      o the cost efficiencies and synergies expected to arise as a result of the acquisition transactions;
      o the strategic benefits and opportunities expected to occur as a result of the acquisition transactions; and
      o the terms and conditions of the acquisition transactions and related agreements.

      In reaching its determination, the Board of Directors did not assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to different factors. After deliberating with respect to the acquisition transactions, and considering, among other things, the matters discussed above, the Board of Directors unanimously approved the acquisition transactions as being fair and in the best interests of the company and its stockholders.

      The following summary of each of the asset purchase agreement, the stock purchase agreement, the employment agreement with Jesse Dylan and with Craig Rodgers do not purport to be complete and each is qualified in its entirety by reference to the complete text of the agreements themselves, copies of which are attached as Appendix A, B, C and D to this proxy statement, which you are urged to read in their entirety. Capitalized terms used but not defined herein shall have the meaning set forth in the respective agreements.

Description of Asset Purchase Agreement

      We have agreed to purchase, for 900,000 shares of common stock, substantially all of the business and assets and to assume substantially all liabilities of Straw Dogs effective as of June 1, 1999. Straw Dogs is currently owned and operated by Jesse Dylan and Craig Rodgers. Mr. Dylan is our Chairman and Chief Executive Officer and a director. The shares being issued are not being registered under the Securities Act of 1933, as amended, however, Messrs. Dylan and Craig have been granted "piggyback" registration rights with respect to these shares.

      Assets and Liabilities to be Transferred. We are acquiring substantially all of Straw Dogs' business and assets as of June 1, 1999 other than tax refunds, credits or similar tax assets relating to periods prior to June 1, 1999 and any non-transferable or non-transferred license. We are assuming substantially all of Straw Dogs liabilities, including obligations reflected on the balance sheet; real and personal property lease obligations; obligations under contracts and licenses being assumed; and obligations to Affected Employees (as defined) arising on and after June 1, 1999. We agreed that Straw Dogs could distribute to Messrs. Dylan and Rodgers from their respective capital accounts an amount equal to their tax liabilities for the period beginning January 1, 1999 through May 31, 1999 and will distribute an amount equal to their tax liability for the period June 1, 1999 to closing without charge to their capital accounts or any other accounts. In addition, we agreed to the following with respect to the repayment of the outstanding loan made by Straw Dogs to an entity controlled by Messrs. Dylan and Rodgers which loan is projected to be $1,175,000 at the closing:

      o the loan will be reduced by the amount of the capital accounts at closing (projected to be between $614,000 and $774,0000) after the tax distributions;
      o the affiliated entity will endeavor to refinance the leased premises and will pay Straw Dogs up to $500,000 on completion of the refinancing contingent on net cash available from the refinancing. If the refinancing is not completed the parties will negotiate in good faith as to the repayment of the outstanding balance;
      o the loan would be further reduced by $400,000 as a leasehold tenant improvement contribution relating to the lease being entered into by Straw Dogs; and
      o the remaining amount will be evidenced by a promissory note amortized over ten years at 1% above prime rate subject to adjustment.

      Representations and Warranties. Jesse Dylan and Craig Rodgers have severally made various representations and warranties, including those relating to the following customary matters, which representations and warranties are subject in certain cases to specified exemptions:

      o     legal capacity, execution and delivery, enforceability;
      o     lack of legal and administrative proceedings;

      o     non-violation of laws or applicable judgments or decrees;
      o     non-violation or breach of contracts or licenses;
      o     liabilities, requisite consents and approvals;
      o     interests in customers;
      o     company controls;
      o     brokers; and
      o     investment representations.

      Straw Dogs, Jesse Dylan and Craig Rodgers have jointly and severally made various representations and warranties including those relating to the following customary matters, which representation and warranties are subject in certain cases to specified exemptions:

      o     execution and delivery;
      o     organization and similar matters;
      o     subsidiaries and ownership interests;
      o     accuracy of financial statements and absence of material changes;
      o     accuracy of books and records;
      o     condition and title to assets and properties;
      o     real property owned and leased;
      o     contracts;
      o     non-contravention of organizational documents;
      o     approvals and consents;
      o     non-violation or breach of any contracts;
      o     litigation;
      o     taxes;
      o     insurance;
      o     intellectual property;
      o     compliance with applicable laws;
      o     licenses, consents and permits;
      o     client relations;
      o     accounts receivable;
      o     work in process and accounts payable;
      o     employee relations;
      o     employee benefit plans;
      o     bank accounts;
      o     compensation of employees;
      o     absence of changes;
      o     year 2000 compliance; and
      o     prepayment for services.

      The company and the acquisition subsidiary have made various customary representations and warranties including, among others, representations and warranties related to:

      o     organization and similar corporate matters;
      o     execution and delivery;
      o     enforceability;
      o     absence of restrictions;
      o     non-contravention of organizational documents;
      o     compliance with applicable laws;
      o     non-violation or breach of any contracts;
      o     requisite consents and approvals;
      o     licenses;
      o     common stock to be issued to Jesse Dylan and Craig Rodgers; and
      o     brokers.

      The representations and warranties generally survive the closing for a period of one year from the closing date.

      Covenants. The asset purchase agreement contains pre-closing covenants of Straw Dogs, Jesse Dylan and Craig Rodgers including, among others, covenants relating to:

      o obtaining all necessary consents and approvals to complete the transaction;
      o     access to books and records;
      o     non-solicitation of offers concerning the acquisition of Straw Dogs;
      o     operation of the business of Straw Dogs; and
      o     fulfillment of closing conditions.

      The asset purchase agreement contains pre-closing covenants of the company and our acquisition subsidiary including, among other things:

      o obtaining all necessary consents and approvals to complete the transaction;
      o     access to books and records;
      o     fulfillment of closing conditions; and
      o     "blue sky" authorizations.

      The asset purchase agreement also contains mutual covenants and agreements relating to:

      o the use of reasonable efforts by both parties to complete the transaction;
      o     publicity and cooperation;
      o the offer by the company of employment to all employees of Straw Dogs on the same terms as they are currently employed;
      o     apportionment of tax obligations;
      o indemnification with respect to breaches of representations, warranties, covenants or agreements;
      o indemnification by Messrs. Dylan and Rodgers with respect to liabilities not being assumed by the company; and
      o indemnification by the company with respect to liabilities being assumed.

      The indemnification obligations of Dylan and Rodgers for losses, except for losses relating to liabilities not being assumed by the company and breach of covenant, are limited as follows: the total indemnification will not exceed the fair market value of the common stock received by each of Messrs. Dylan and Rodgers (calculated at the time of payment of any claim); and no indemnification will be made until the aggregate amount of losses exceeds $50,000 plus the amount by which net worth (as defined) exceeds $1 (in which case Messrs. Dylan and Rodgers will be proportionately liable to the extent such losses exceed such amount).

      Closing Conditions. The closing of the asset purchase agreement is scheduled to occur within six business days after its approval by our stockholders at the meeting. The obligations of the company and New Straw Dogs, the acquisition subsidiary, to complete the asset purchase are subject to a number of closing conditions including the following:

      o     net worth of Straw Dogs being no less than $1;
      o the execution of the employment agreements with Jesse Dylan and with Craig Rodgers;
      o the repayment by Jesse Dylan and Craig Rodgers to Straw Dogs of all amounts due for repayment at closing;
      o     the simultaneous closing of the stock purchase agreement;
      o the receipt of all requisite consents and approvals, including stockholder approval;
      o     the absence of any material adverse change;
      o     the receipt of opinions of counsel;
      o     the absence of proceedings to enjoin the transaction;

      o     obtaining lines of credit;
      o the execution of a lease with an affiliate of Mr. Dylan and Mr. Rodgers for 10,000 square feet of space; and
      o certain customary conditions such as the accuracy of representations and warranties and the performance of covenants.

      The obligations of Straw Dogs, Jesse Dylan and Craig Rodgers to complete the asset purchase are subject to a number of closing conditions including the following:

      o the execution of the employment agreements with Jesse Dylan and with Craig Rodgers;
      o     the simultaneous closing of the stock purchase agreement;
      o the receipt of all requisite consents and approvals including, stockholder approval;
      o     the absence of any material adverse change;
      o     the receipt of an opinion of counsel;
      o     the absence of proceedings to enjoin the transaction;
      o     obtaining lines of credit;
      o the execution of a lease with an affiliate of Mr. Dylan and Mr. Rodgers for 10,000 square feet of space; and
      o certain customary conditions such as the accuracy of representations and warranties and the performance of the covenants.

      Termination. The asset purchase agreement may be terminated at any time prior to closing

      o     by mutual consent of the parties;
      o by either party (provided, the terminating party is not in breach) if the other party breaches its representations, warranties or covenants in any material respect and the breach is not cured within 15 days after notice unless the breach does not materially adversely affect the business or assets of the breaching party or the ability of any of the parties to complete the transaction;
      o by either party in the event the transaction is permanently enjoined;
      o by either party if the transaction has not been completed prior to December 31, 1999.

Description of Stock Purchase Agreement

      The company has agreed to purchase, for 541,000 shares of common stock, all of the stock of Spur & Buckle. Spur & Buckle is a California corporation currently owned and operated by Jesse Dylan as a motion picture development company. The Paradise shares being issued are not being registered under the Securities Act, however, Mr. Dylan has been granted "piggyback" registration rights with respect to such shares.

      Representations and Warranties. Mr. Dylan has made various representations and warranties in the stock purchase agreement, including those relating to the following customary matters, which representations and warranties are subject in certain cases to specified exemptions:

      o     execution and delivery;
      o     enforceability;
      o     title to capital stock;
      o     absence of outstanding options;
      o     absence of restrictions;
      o     non-contravention;
      o     requisite consents and approvals;
      o     outstanding capital stock;
      o     organization and similar matters;
      o     subsidiaries and investments;
      o     accuracy of financial statements;
      o     accuracy of books and records;
      o     condition and title to assets and properties;
      o     real property owned and leased;

      o     contracts;
      o     non-violation of organizational documents;
      o     litigation;
      o     taxes;
      o     absence of undisclosed liabilities;
      o     insurance;
      o     intellectual property;
      o     compliance with applicable laws;
      o     consents and permits;
      o     accounts receivable;
      o     work in process and accounts payable;
      o     employee relations;
      o     employee benefit plans;
      o     customers and suppliers;
      o     bank accounts;
      o     compensation of employees;
      o     absence of changes;
      o     company controls;
      o     brokers;
      o     year 2000 compliance; and
      o     prepayment for services.

      The company and New Straw Dogs have made various representations and warranties in the stock purchase agreement, including those relating to the following customary matters, which representations and warranties are subject in certain cases to specified exemptions:

      o     organization and similar corporate matters;
      o     execution and delivery;
      o     enforceability;
      o     absence of restrictions;
      o     non-contravention of organizational documents;
      o     non-violation of applicable laws or contracts;
      o     requisite consents and approvals;
      o     compliance with applicable laws;
      o     licenses and permits;
      o     common stock to be issued to Mr. Dylan; and
      o     brokers.

      The representations and warranties generally survive the closing for a period of one year from the closing date.

      Covenants. The stock purchase agreement contains pre-closing covenants of Mr. Dylan, including, among others, covenants relating to

      o obtaining all necessary consents and approvals to complete the transaction;
      o     access to books and records;
      o     non-solicitation of offers concerning the acquisition of Spur &
            Buckle;
      o     operation of the business; and
      o     fulfillment of closing conditions.

      The stock purchase agreement contains pre-closing covenants of the company and New Straw Dogs including, among other things:

      o obtaining of all necessary consents and approvals to complete the transaction;

      o     access to books and records;
      o     fulfillment of closing conditions; and
      o     "blue sky" authorizations.

      The stock purchase agreement also contains mutual covenants and agreements including the following:

      o the use of reasonable efforts by both parties to complete the transaction;
      o     publicity and cooperation; and
      o indemnification with respect to breaches of representations, warranties, covenants or agreements.

      Mr. Dylan's indemnification obligations for losses, except for losses relating to breach of covenant, are limited as follows: the total indemnification will not exceed the fair market value of the common stock received by Mr. Dylan (calculated at the time of payment of any claim); and no indemnification shall be made until the aggregate amount of losses exceeds $25,000 plus the amount by which net worth (as defined) exceeds $1 (in which case Mr. Dylan shall be liable to the extent such losses exceed such amount).

      Closing Conditions. The closing of the stock purchase agreement is scheduled to occur within six business days after receipt of stockholder approval at the meeting. The obligations of the company and its acquisition subsidiary to complete the stock purchase are subject to a number of closing conditions including the following:

      o     net worth of Spur & Buckle being no less than $1;
      o the repayment by Mr. Dylan to Spur & Buckle of all amounts due for repayment at closing;
      o     the simultaneous closing of the asset purchase agreement;
      o     the receipt of all requisite consents and approvals;
      o     the absence of any material adverse change;
      o     the receipt of an opinion of counsel;
      o     the absence of proceedings to enjoin the transaction; and
      o certain customary conditions such as the accuracy of representations and warranties and the performance of covenants.

      The obligations of Jesse Dylan to complete the stock purchase are subject to a number of closing conditions including the following:

      o     the simultaneous closing of the asset purchase agreement;
      o the receipt of all requisite consents and approvals (including stockholder approval);
      o     the absence of any material adverse change;
      o     the receipt of an opinion of counsel;
      o     the absence of proceedings to enjoin the transaction; and
      o certain customary conditions such as the accuracy of representations and warranties and the performance of covenants.

      Termination. The stock purchase agreement may be terminated at any time prior to the closing:

      o     by mutual consent of the parties;
      o by either party (provided, the terminating party is not in breach) if the other party breaches its representations, warranties or covenants in any material respect and the breach is not cured within 15 days after notice unless the breach does not materially adversely affect the business or assets of the breaching party or the ability of any of the parties to complete the transaction;
      o by either party in the event the transaction is permanently enjoined; and
      o by either party if the transaction has not been completed prior to December 31, 1999.

Description of Employment Agreement with Jesse Dylan

      Mr. Dylan will be employed as our Chairman and Chief Executive Officer, a position he currently holds, for a five year term commencing as of July 1, 1999. Mr. Dylan will continue his directorial efforts and his fees will accrue to Paradise. Mr. Dylan will receive an annual salary of $750,000. Mr. Dylan's compensation is to be reviewed annually by our compensation committee with bonus awards or increases in salary to be considered based on Mr. Dylan's and our overall performance. In addition to salary and bonus, Mr. Dylan will be entitled to receive ten year non-qualified options, outside of our stock option plan, to purchase 750,000 shares at $5 per share. The options vest ratably over the three year period following the closing (provided Mr. Dylan is employed by us at that time). If Mr. Dylan dies during the first year of his employment 250,000 options will vest at the time of his death. Mr. Dylan's employment agreement requires us to register the shares underlying his options and the resale of the shares under the Securities Act. In addition, Mr. Dylan will be entitled to (i) participate in our benefit plans established for key executives, (ii) receive four (4) weeks paid vacation per year and (iii) receive $1,500,000 life insurance. Mr. Dylan may be terminated at any time if he (i) is convicted of a felony involving any financial impropriety or which would materially interfere with his ability to perform his services, or (ii) commits a willful or intentional act which could reasonably be expected to materially injure our reputation or business, including acts of moral turpitude such as continuing alcohol or substance abuse, or the violation of his confidentiality or non-compete restrictions, which is not cured within 30 days after he has received written notice from us.

      Mr. Dylan has agreed that he will not at any time knowingly use or disclose any confidential information or trade secrets other than to our authorized personnel in the course of his employment.

      Mr. Dylan has agreed that while he is employed by us (and for three months thereafter with respect to the television commercial business), he will not, either directly or indirectly, in any capacity, work for, act as a consultant to, or own any interest in, any direct competitor which operates in or provides services essentially the same as we do, in any portion of the geographic territory where we operate or sell our products or services, except as otherwise permitted in his employment agreement. Mr. Dylan is not precluded from engaging in a business activity that is not competitive with us if we thereafter engage in such business activity. Mr. Dylan has also agreed that during the term, he will not solicit any of our employees, to alter, terminate or refrain from extending or renewing any contractual or other relationship with us, or commence a similar or substantially similar relationship with Mr. Dylan, any entity with whom he is affiliated or employed by or any direct competitor of ours. If Mr. Dylan voluntarily terminates his employment prior to the end of the term or we terminate his employment for cause prior to the end of the term, the non-compete restrictions with respect to the television commercial business shall apply for one year following his term (and for three months with respect to directing television commercials), and the non-solicitation restrictions shall apply for a period of one year following his termination.

      The execution and delivery of the employment agreement with Mr. Dylan is a condition to the closing of the asset purchase agreement.

Description of Employment Agreement with Craig Rodgers

      Mr. Rodgers will be employed as Chief Executive Officer of Straw Dogs for a three year term commencing as of July 1, 1999 at an annual salary of $350,000. In addition to his salary, Mr. Rodgers will be entitled to receive an annual bonus of $100,000 per year if the pre-tax profits of Straw Dogs at the fiscal year (beginning on July 1, 1999) exceed $850,000. Mr. Rodgers is also entitled to receive ten year non-qualified options to purchase 100,000 shares at $5 per share. The options vest ratably over a three year period. Mr. Rodgers will be entitled to participate in any and all group life, disability income, health or accident insurance programs applicable to any Straw Dogs' personnel in effect at any time during the period of his employment, subject only to eligibility restrictions of those programs. Mr. Rodgers will also have the right to participate in any employee retirement benefits plans or profit-sharing plans which Straw Dogs maintains for its personnel in effect at any time during the period of his employment, subject only to eligibility requirements of those plans. Mr. Rodgers will also be entitled to four weeks paid vacation.

      Mr. Rodgers can be terminated by Straw Dogs in the event (i) he is convicted of a felony with respect to any criminal act involving Straw Dogs or
(ii) he commits a willful or intentional act which could reasonably be expected to materially injure Straw Dogs' reputation or business, including acts of moral turpitude such as alcohol or substance abuse, or the violation of his confidentiality or non-compete restrictions which is not cured within 30 days after he has received written notice.

      Mr. Rodgers may terminate his employment agreement upon ten days notice for "Good Reason." "Good Reason" means Straw Dogs' material violation of its obligations or the diminution of Mr. Rodgers' duties and responsibilities, which breach is not cured within 30 days after Straw Dogs has received a written notice from Mr. Rodgers stating in reasonable detail the nature of the breach. If Mr. Rodgers terminates his employment prior to the end of the term for Good Reason, he will be entitled to receive all the compensation due through the end of the term. If Mr. Rodgers voluntarily terminates his employment prior to the end of the term other than for Good Reason, he will only be entitled to receive compensation accrued through the date of termination.

      Mr. Rodgers has agreed that he will not at any time knowingly use or disclose any confidential information or trade secrets other than to authorized Straw Dogs personnel in the course of his employment.

      Mr. Rodgers has agreed while he is employed by Straw Dogs he will not, either directly or indirectly, in any capacity, work for, act as a consultant to, or own any interest in, any direct competitor of Straw Dogs which operates in or provides services essentially the same as Straw Dogs, in any portion of the geographic territory where Straw Dogs operates or sells its products or services. Mr. Rodgers has also agreed that during the term, he will not solicit
(i) any employee, artist, client or customer of Straw Dogs, or (ii) any person or entity that had been engaged in negotiations with Straw Dogs during the six month period prior to his termination of employment, to become an employee, artist, client or customer of Straw Dogs, to alter, terminate or refrain from extending or renewing any contractual or other relationship with Straw Dogs, or commence a similar or substantially similar relationship with Mr. Rodgers, any entity with whom he is affiliated or employed by or any direct competitor of Straw Dogs. If Mr. Rodgers voluntarily terminates his employment prior to the end of the term or if Straw Dogs terminates his employment for cause prior to the end of the term (unless Mr. Rodgers voluntarily terminates for Good Reason), the non-compete restrictions and the non-solicitation restrictions will apply for a period of one year after the term.

      The execution and delivery of the employment agreement with Craig Rodgers is a condition to the closing of the asset purchase agreement.

Federal Income Tax Consequences of the Acquisition Transactions Contemplated by the Asset Purchase Agreement and Stock Purchase Agreement

      The following is a general summary of the material United States federal income tax consequences to the existing shareholders of the Company in their capacity as shareholders (the "Existing Shareholders") of the acquisition transactions contemplated by the asset purchase agreement and stock purchase agreement. This summary does not describe the effects to Messrs. Dylan and Rodgers in their capacity as members of Consolidated Entertainment LLC. This summary does not purport to be a complete analysis of all the potential tax effects of the acquisition transactions. The summary is based on the Code, laws, regulations, rulings and decisions in effect as of the date hereof, all of which are subject to change possibly with retroactive effect. Tax consequences under state, local, and other foreign laws are not addressed herein.

      No ruling has been (or will be) sought from the Internal Revenue Service as to the United States federal income tax consequences of the asset purchase agreement and stock purchase agreement. The following discussion has no binding effect on the IRS or the courts and assumes that the asset purchase and stock purchase each qualify as a reorganization within the meaning of Section 368(a) of the Code.

      Based on the above assumptions and qualifications, the company expects the asset acquisition under the asset purchase agreement and the stock purchase under the stock purchase agreement to constitute tax-deferred "reorganizations" under Section 368 of the Code. The principal effect to the Existing Shareholders will be that the Company's tax basis in the assets acquired pursuant to the asset purchase agreement and the stock acquired pursuant to the stock purchase agreement should equal the basis of such assets and/or stock in the hands, respectively, of Straw Dogs (in its assets) and Dylan (in his stock). Although such basis would be increased by any gain recognized in the transactions to the selling parties, it is anticipated that no such gain will be recognized and, accordingly, that no such increase in the company's tax basis will occur. The holding period of the assets and/or stock received by the company pursuant to the acquisitions contemplated under the asset purchase agreement and stock purchase agreement will include the holding period, respectively, of Straw Dogs and Dylan in such assets and stock, respectively.

Accounting Treatment

      The stock purchase and asset purchase will each be treated as a purchase for accounting purposes in accordance with generally accepted accounting principles. Transaction related expenses will be recorded in the period in which the transactions are concluded, which are currently estimated to occur in November 1999. In addition, we are developing a plan to integrate the operations of Paradise, Straw Dogs and Spur & Buckle after the transaction. In connection with that plan, we anticipate that certain non-recurring charges will be incurred in connection with such integration. We cannot now identify the timing, nature and amount of these charges. However, any charge could affect our results of operations in the period in which the charge is recorded.

Federal and State Regulatory Approvals

      Except for compliance by us with the applicable rules and regulations of the SEC and applicable blue sky laws in connection with the issuance of shares in the acquisition, no federal or state regulatory requirements must be complied with, and no approvals are required, in connection with the transactions related to the asset purchase agreement and stock purchase agreement.

Percentage of the Company Owned by Messrs. Dylan and Rodgers After the Acquisition Transactions

      1,441,000 shares are being issued to Messrs. Dylan and Rodgers in the stock purchase and asset purchase transactions, which represent approximately 19% of the outstanding shares of common stock immediately after the closing. In addition, non-qualified options to purchase (i) 750,000 shares are being issued to Jesse Dylan and (ii) 100,000 shares are being issued to Craig Rodgers.

Dissenter's Rights of Appraisal

      Under the Delaware General Corporate Law, the acquisition transactions, and the approval of the other matters to be voted upon at the meeting, do not give rise to any appraisal or dissenter's rights to stockholders.

Listing On Nasdaq and Boston Stock Exchange

      It is anticipated that the shares to be issued to Messrs. Dylan and Rodgers, the 850,000 shares reserved for issuance for their options, and the 300,000 shares reserved for issuance for the warrants granted to Messrs. Rosen and Edelman, will be listed on the Nasdaq Small Cap Market and the Boston Stock Exchange.

Resales of Common Stock

      The shares to be issued to Messrs. Dylan and Rodgers pursuant to the acquisition transactions have not been registered under the Securities Act. These shares can be resold only if registered for resale under the Securities Act or an exemption from registration under the Securities Act is available. We have granted each of Messrs. Dylan and Rodgers "piggy-back" registration rights with respect to these shares. In addition, the 850,000 shares underlying the options awarded to Mr. Dylan and Mr. Rodgers are required to be registered under the Securities Act of 1933.

Conduct of Our Business and Straw Dogs Business if the Acquisition Transactions Are Not Consummated

      If the acquisition transactions are not consummated, it is expected that the respective businesses and operations of the company and Straw Dogs will continue to be conducted substantially as they currently are being conducted.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

      The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on the historical financial statements of Paradise Music & Entertainment, Inc. and Subsidiaries and Consolidated Entertainment, LLC, (d/b/a Straw Dogs) and Spur & Buckle, Inc. (collectively "Straw Dogs") included elsewhere in this proxy statement, adjusted to give effect to the acquisition by the Company of Straw Dogs. The Unaudited Pro Forma Condensed Consolidated Statements of Operations gives effect to the acquisition as if it had occurred as of July 1, 1998, and the Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the acquisition as if it had occurred as of June 30, 1999. The acquisition and the related adjustments are described in the accompanying notes. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Pro Forma Financial Statements do not purport to represent what Paradise's results of operations or financial condition would actually have been had the acquisition in fact occurred on such dates or to project Paradise's results of operations or financial condition for any future period or date. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Paradise Music & Entertainment, Inc. and Subsidiaries and Straw Dogs included elsewhere in the proxy statement and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

      The acquisition will be accounted for using the purchase method of accounting. After the acquisition, the total purchase cost of the acquisition of Straw Dogs will be allocated to the tangible and intangible assets and liabilities of Straw Dogs based upon their respective fair values. The allocation of the aggregate purchase price included in the Pro Forma Financial Statements is preliminary.

                   Paradise Music Entertainment, Inc. and Subsidiaries
                      Pro Forma Condensed Consolidated Balance Sheet
                                      June 30, 1999
                                       (unaudited)

ASSETS                                                                      Pro Forma                 Pro
                                                Paradise      Straw Dogs    Adjustments              Forma
                                                --------     ------------   -----------              -----
Current assets:
   Cash                                       $    930,642   $     19,318   $         --          $    949,960
   Marketable security                                  --        140,625       (140,625)(a)(2)             --
   Accounts receivable, net                        810,922      1,525,449             --             2,336,371
   Prepaid expenses and other
     current assets                              2,496,106        118,513       (828,575)(a)         1,786,044
                                              ------------   ------------   ------------          ------------

   Total current assets                          4,237,670      1,803,905       (969,200)            5,072,375
                                              ------------   ------------   ------------          ------------

Property and equipment, net                      1,125,316        710,050             --             1,835,366
                                              ------------   ------------   ------------          ------------

Other assets:
   Due from affiliate                                   --        693,958        700,000 (a)(4)
                                                                                (600,000)(a)(3)        793,958
   Due from officer                                     --         80,000             --                80,000
   Intangible assets                                    --        135,572       (135,572)(a)(1)             --
   Goodwill                                             --             --      9,471,303 (a)         9,471,303
   Security deposits and other                     307,787         35,110             --               342,897
   Deferred acquisition costs                       95,000             --        (95,000)(a)                --
                                              ------------   ------------   ------------          ------------

                                                   402,787        944,640      9,340,731            10,688,158
                                              ------------   ------------   ------------          ------------

                                              $  5,765,773   $  3,458,595   $  8,371,531          $ 17,595,899
                                              ============   ============   ============          ============

LIABILITIES AND STOCKHOLDERS' AND
MEMBERS' EQUITY

Current liabilities:

   Due to bank                                $              $    987,418   $                     $    987,418
   Accounts payable and accrued expenses         1,721,717      1,481,053        150,000 (a)
                                                                                 700,000 (a)(4)      4,052,770
   Due to stockholder                                                            215,000 (a)(5)        215,000
   Capital lease obligation                             --         10,905             --                10,905
                                              ------------   ------------   ------------          ------------

   Total current liabilities                     1,721,717      2,479,376      1,065,000             5,266,093
                                              ------------   ------------   ------------          ------------

Stockholders' and members' equity                4,044,056        979,219      7,306,531            12,329,806
                                              ------------   ------------   ------------          ------------

                                              $  5,765,773   $  3,458,595   $  8,371,531          $ 17,595,899
                                              ============   ============   ============          ============

              Paradise Music & Entertainment, Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                        for the Year Ended June 30, 1999
                                   (unaudited)

                                                              Pro Forma
                                Paradise       Straw Dogs    Adjustments       Pro Forma
                                --------       ----------    -----------       ---------

Revenues                      $  9,661,036      $19,806,39   $         --    $ 29,467,429
                              ------------    ------------   ------------    ------------

Operating Expenses
   Cost of sales                 6,305,511      15,674,362             --      21,979,873
   Selling, general and
     administrative              7,101,023       3,365,410        454,565(b)   10,920,998
                              ------------    ------------   ------------    ------------

   Total operating expenses     13,406,534      19,039,772        454,565      32,900,871
                              ------------    ------------   ------------    ------------

Operating Income (Loss)         (3,745,498)        766,621       (454,565)     (3,433,442)

Interest And Other Income           37,569           1,617             --          39,186
                              ------------    ------------   ------------    ------------

Income (Loss) Before Income
 Taxes                          (3,707,929)        768,238       (454,565)     (3,394,256)


Income Tax Provision                 6,000              --             --           6,000
                              ------------    ------------   ------------    ------------

Net Income (Loss)             $ (3,713,929)   $    768,238   $   (454,565)   $ (3,400,256)
                              ============    ============   ============    ============

Basic And Diluted Loss
  Per Common Share            $      (0.98)                                  $      (0.65)
                              ============                                   ============

Weighted Average Number Of
  Common Shares Outstanding      3,802,805                                      5,243,805
                              ============                                   ============

Footnotes to Pro-Forma Financial Statements

(a) The unaudited pro forma condensed consolidated balance sheet gives effect to the proposed acquisition of Straw Dogs by Paradise by combining the respective balance sheets of the two companies at June 30, 1999. The acquisition was accounted for using the "purchase" method of accounting. Therefore, the aggregate consideration paid in connection with the proposed acquisition will be allocated to Straw Dogs assets and liabilities based on their fair market values with the excess consideration treated as goodwill. The purchase price will be paid with the issuance of 1,441,000 shares of common stock valued at $9,359,325, including acquisition costs of $1,073,575, of which 150,000 is estimated and accrued as of June 30, 1999. The seven day average closing market price of $5.75 of our common stock surrounding April 22, 1999, the date of the agreement, was used to value the acquisition. The net assets acquired consisted of certain transactions occurring prior to the acquisition and the computation of goodwill as follows:

      Total assets of Straw Dogs as of
      June 30, 1999                         $3,458,595

      Write off of intangible assets    (1)  (135,572)

      Less marketable security
      distributed to members            (2)  (140,625)

      Less reclassification of
      member's equity against advances
      to affiliate                      (3)  (600,000)

      Plus accrual for additional
      advances to affiliate             (4)   700,000
                                            ---------

      Total assets acquired, as
      adjusted                                              $3,282,398

      Total liabilities of Straw Dogs
      as of June 30, 1999                    2,479,376

      Record dividend to stockholder
      prior to acquisition              (5)    215,000

      Plus accrual for additional
      advances to affiliate             (4)    700,000
                                            ----------

      Total liabilities assumed, as
      adjusted                                              3,394,376
                                                           ----------
      Net liabilities assumed                               (111,978)

      Purchase price                                        9,359,325
                                                           ----------

      Goodwill                                             $9,471,303
                                                           ==========
-------------------

      (1) To assign zero value to Straw Dogs intangible assets consisting of organization costs and goodwill.

      (2) To reflect marketable securities distributed to the members of Straw Dogs prior to the consummation of the transaction.

      (3) To reflect the reclassification of the members' equity of Straw Dogs as partial satisfaction of amounts due from affiliates.

      (4) To reflect estimated additional advances to the affiliate for the period July 1, 1999 through the consummation of the transaction.

      (5) To reflect the payment of a dividend to the stockholder of Spur & Buckle prior to the consummation of the transaction.

(b) The acquisition of Straw Dogs resulted in $9,471,303 of goodwill which will be amortized over 20 years. Intangible assets acquired from Straw Dogs (consisting of organizational costs and goodwill) were given zero value and the corresponding amortization of $19,000 was eliminated from the unaudited pro forma condensed consolidated statements of operations. The unaudited pro forma condensed consolidated statements of operations reflect a net adjustment to amortization of $454,565 for the year ended June 30, 1999.

                         INFORMATION CONCERNING PARADISE

General

      Paradise Music & Entertainment, Inc. ("Paradise" or the "Company") is engaged in several aspects of the music and entertainment industry. Our strategic goal is to create an artist-centric company capable of producing quality content for any entertainment medium. We intend to increase our presence in the music and entertainment industry by concentrating our efforts on developing our core businesses, by acquiring other viable companies which enhance our core businesses and by acquiring companies engaged in collateral lines of business.

      On September 24, 1999, Paradise executed definitive agreements to acquire substantially all of the assets of Consolidated Entertainment, LLC, d/b/a Straw Dogs and, all of the outstanding stock of Spur & Buckle, Inc. (collectively know as "Straw Dogs"). Straw Dogs is a rapidly growing company engaged in the production of television commercials, music videos and other related media. Straw Dogs is a leading television commercial production company, with fiscal 1999 revenues of approximately $19 million. Straw Dogs' clients include Nike, Pepsi, Reebok, Budweiser, Hallmark, 7-Up, General Motors, Coke, AT&T, Sprint, Chevrolet, McDonalds, Disney, American Express and Mountain Dew, among others. Spur & Buckle, Inc. provides Jesse Dylan's personal services to Straw Dogs in connection with the production of television commercials. The acquisition is subject to stockholder approval and other customary closing conditions. The description of the business which follows assumes that the Straw Dogs acquisitions are consummated. There can be no assurance that this will be the case.

      Paradise's operating business can be categorized as:

Television & Film Production

      o Production of television commercials and development of film and television properties through Straw Dogs

      o Production of television and cable specials and music videos through Picture Vision, Inc. ("Picture Vision")

      o Production of original scores and advertising themes for television, radio and film through Rave Music and Entertainment, Inc. ("Rave Music")

Recorded Music & Artist Management

      o Production and commercial release of recorded music through Push Records, Inc. ("Push Records")

      o Artist management through All Access Entertainment Group, Inc. ("All Access Management")

      We believe that we offer a broader range of services than most independent production and music companies. This combination of services has been structured to foster synergies between the operating companies, lower costs and provide greater convenience to our artists and customers.

      We have adopted a strategic plan to significantly expand through acquisitions of related businesses and key personnel. Our acquisition program concentrates on complementary businesses. If more significant opportunities become available we believe that through our relationships and management contacts, we may be able to finance these opportunities directly, through joint ventures or otherwise. To implement this plan, we have entered into the transactions and the consulting agreements with the persons described under "Recent Developments." We believe these relationships will provide us with acquisition talent and financing opportunities.

Recent Developments

      Since the beginning of 1999 we have gone through a substantive restructuring and recapitalization including the addition of several key managers and an affiliation with The Cassandra Group, Inc. ("Cassandra") as a resource for obtaining acquisition candidates and additional financing.

Financing Transactions

      In July 1999, investors represented by Cassandra purchased an aggregate of 970,880 shares of Paradise common stock at a price of $4.25 per share or $4,126,240 in the aggregate. We agreed to file a Form S-3 ("S-3") registering for resale these 970,880 shares. The S-3 was declared effective by the Securities and Exchange Commission on July 29, 1999.

      In April 1999, we entered into a financial consulting agreement with Dana Giacchetto, Cassandra's President, pursuant to which Mr. Giacchetto will assist us for a period of time in a range of areas, including identifying acquisition targets, employee recruitment, structuring transactions and financings to support our growth and operations. As compensation for his consulting services he was issued 200,000 shares of common stock and three-year warrants to purchase 800,000 shares of common stock at the following prices: 100,000 at $5 per share, 150,000 at $6 per share, 150,000 at $7 per share, 150,000 at $8 per share, 125,000 at $9 per share and 125,000 at $10 per share. These warrants are currently exercisable.

Management Developments

      In April, 1999 Jesse Dylan was named our Chairman and Chief Executive Officer. Mr. Dylan succeeded John Loeffler, as our Chairman and Brian Doyle as our CEO. Mr. Loeffler now devotes more of his time to his role as CEO and President of Rave Music. Mr. Doyle acts as CEO and President of All Access Management and Push Records.

      On October 13, 1999, we entered into an employment agreement with M. Jay Walkingshaw, effective as of July 1, 1999, pursuant to which he will act as our President and Chief Operating Officer for a term of 4 years at a salary of $450,000. Mr. Walkingshaw's compensation will be reviewed annually by our compensation committee and any increases or bonuses will be based on Mr. Walkingshaw's and our overall performance. In addition to salary and bonus, Mr. Walkingshaw is entitled to options to purchase 600,000 shares at $5 per share. The options vest ratably over a three year period. Mr. Walkingshaw will be entitled to four weeks paid vacation and life insurance in the amount of $1,000,000. Mr. Walkingshaw will be entitled to participate in the benefit plans established for the benefit of our key employees.

      In addition, we have entered into consulting agreements with several other individuals and companies. In each of these consulting agreements we have issued warrants to purchase our common stock as compensation for services and have issued warrants to purchase an aggregate of 495,000 shares at prices ranging from $4 to $10 per share vested over various periods of time.

      We are also considering granting warrants to other consultants as full or partial compensation for their services.

Our Current Business

The Television & Film Production Business

      Through Straw Dogs, upon its acquisition, Picture Vision, and Rave Music, we produce television series and specials, television commercials, original scores and advertising themes for television, radio and film, and music videos. We also intend to expand into the development and production of theatrical motion pictures. As the demand for content on television continues to increase dramatically, Paradise expects to be positioned to meet that demand by inexpensively producing high quality programming with the company's growing base of video and commercial directors and by utilizing management's key relationships with writers, and producers. Paradise intends to be one of the few television production companies capable of pitching an idea, producing the show, supplying the director, creating and producing the soundtrack and attracting first class talent.

      Our intention to branch into the theatrical motion picture production business does not involve financing the production of projects. Rather, Paradise intends to seek strategic alliances with major film companies, with the major company acting as a distributor and Paradise acting as the creator and supplier of content.

      Straw Dogs and its award-winning producers and directors have created television commercials for national advertisers such as Coca-Cola, Pepsi, Reebok, Budweiser, Nike, Chevrolet and McDonalds and music videos for artists such as Tom Petty, Lenny Kravitz, Nick Cave and Tom Waits. Picture Vision, has produced Emmy-nominated and award-winning television specials for Garth Brooks, Janet Jackson and John Tesh and music videos for Reba McEntire, Garth Brooks, Whitney Houston, Billy Joel, Sting, Aerosmith and numerous other artists. Recently, Picture Vision expanded into the production of television commercials, completing commercials for national advertisers including MCI and NAPA Auto Parts.

      Rave Music, a wholly owned subsidiary, creates original scores for television, radio, and film as well as advertising themes for commercials. Rave Music is currently providing original musical scores for the top-rated syndicated children's animated television program, Pokemon. Most recently, Rave Music composed and produced the 2.B.A. Master soundtrack album for the Pokemon movie. Rave Music also produced all of the music for the WB network television program Pokemon including the theme song for the series. Presently, Rave Music is working on the score for Pokemon, the Movie, MEWTWO Strikes Back as well as the animated short Picachus Vacation soon to be released nationwide by Warner Brothers. Rave Music also works with advertising agencies to help create the soundtracks for commercials. Rave is currently providing original compositions of advertising themes for clients such as Bounty Fabric Softener, Pringles and Jiff Peanut Butter. Rave Music retains the intellectual property rights to its musical compositions. Royalty and residual distributions are paid by a performing rights society, usually BMI, ASCAP or SESAC, to Rave Music, the composer and the performers for the various uses of the actual compositions. Such residual fees can exceed the creative fees paid for its composition.

The Recorded Music & Artist Management Business

      Paradise engages in the business of discovering and signing musical artists; manufacturing, packaging, distributing and marketing their recorded music; and managing musical artists. Unlike most individuals and small companies which tend to engage in only one of these businesses, Paradise is in the unique position of providing all of these services. We believe that there is a significant opportunity for consolidation among the smaller music companies which are increasingly recognizing the need to adopt new strategies and form strategic alliances in order to stay competitive.

      Push Records, a wholly-owned subsidiary, is a record label launched in early 1997. Since its launch we have initially focused on alternative and adult contemporary artists, such as Daryl Hall and John Oates and Blessid Union of Souls. We are currently contemplating acquiring a number of independent labels with catalogues and artists to expand our record label activities. Push Records has a manufacturing and distribution agreement with V2/BMG Music for the distribution of records and has released 2 new records and 5 catalogue selections with V2/BMG during the fourth quarter of fiscal year 1999. Push Records has engaged in a strategic alliance with V2 Records whereby Push Records finds talent and produces masters and V2 markets and promotes the talent and remains responsible for distribution of the recordings. Prior to the V2 arrangement, Push Records needed substantial cash resources for the development of its business and experienced substantial operating losses. The V2 arrangement will limit the additional cash investments required prior to the generation of revenues from product sales. Paradise believes Push Records can provide its artists with the opportunity to share greater economic benefits than its competitors because of its lower overhead structural costs.

      Our music artist management services are provided by All Access Management which currently manages Daryl Hall and John Oates and Sozzi, a new up-and-coming Columbia recording artist. All Access promotes its clients' records, supports them through touring and secures appropriate recording and publishing contracts, among other things. The management at All Access Management has worked with super-star status artists including Mariah Carey, John Cougar-Mellencamp, Daryl Hall and John Oates, Billy Idol, Billy Joel, Kenny Loggins, Carly

Simon, Taylor Dayne.

      We believe that our commercial music business has begun to derive creative benefits from the availability of the resources of our other businesses.

Our Acquisition Program

      Our acquisition program is designed to identify, qualify and integrate similar businesses of appropriate scale, which compliment our existing businesses.

      Areas of contemplated acquisition activity include existing record labels having a catalogue of niche product offerings and specialized music markets such as jazz music; commercial and television production companies with established talent relationships and performance; talent and artist management businesses which require little initial capital investment and offer good cash flow and synergistic opportunities with our existing businesses; and catalogue and music publishing opportunities.

      Beginning in early 1999, we initiated a substantial restructuring including the addition of several key managers and our affiliation with Cassandra as a source for obtaining new equity investment. We have also entered into numerous consulting agreements with entities or individuals who we believe can provide us with acquisition, talent and financing opportunities. If significant opportunities become available we believe that, through our consultants and management contacts, we may be able to finance these opportunities through joint ventures or otherwise.

      The commercial and music video production industry is made up of a number of entities which host varying numbers of resources and commercial and/or video directors. We believe there are a number of these entities that will benefit from the economies of scale and efficiencies that the Straw Dogs and Picture Vision infrastructure provides.

      The artist management business is also populated with smaller entities, which represent specific clients (principally recording artists). By providing a proactive, efficient and flexible environment with resources to expand these businesses, we believe we will be able to attract significant talent and expand this business substantially.

      The music industry includes five major companies in the area of recorded music and thousands of smaller independent music companies in the area of recorded music and the broader music business. We believe that many owners of independent music entities do not enjoy many of the benefits which we offer. These benefits include the ability to provide a broader range of services to clients and greater liquidity and potential for capital enhancement. Other benefits that we believe we can provide acquired entities are management expertise and a broad range of industry contacts. Recently the major companies have cut back substantially on the number of artists that they are promoting in order to devote greater resources to a limited number of artists who are believed to offer major breakthrough opportunities. We believe that our acquisition program can build on these and other opportunities to generate growth and profitability.

      While we believe that we will find and adequately fund our acquisition program there can be no assurance of success either with respect to funding and financing such opportunities or the ultimate profitability of these acquisitions.

Competition

      The television commercial business is highly competitive. Production companies compete to secure deals to produce television commercials as part of major national advertising campaigns for products and services with household name recognition. Those competitors include, among others, MJZ, Propaganda, and Radke Films. Also, Straw Dogs competes with the other commercial productions companies for the services of the top commercial directors needed to deliver commercials of the highest quality. Many directors retain their status as independent contractors even though they are signed to exclusive term contracts, adding to the competitive nature of the business.

      We currently compete with numerous other businesses and individuals who produce original music scores and advertising themes for television, radio and film, produce music videos and specials for television and provide management for music artists. Currently, the production of original scores and advertising themes for television, radio and film, the production of music videos and video specials for television, and music artist management are carried out by individuals or small privately held niche companies. Generally, each such individual or small company engages in only one of these businesses. These businesses and individuals include Crushing Enterprises, Elias Associates, Not Just Jingles, JSM Music, Inc. and Tomandandy, with respect to commercial music; The End, DNA, Automatic Films, The Collective and High Five, with respect to video production, and Gold Mountain Entertainment, Deluxe Management, Left Bank Management and H.K. Management, with respect to artist management.

      Push Records faces intense competition for discretionary consumer spending from numerous other record companies and other forms of entertainment offered by film companies, video companies and others. Push Records competes directly with other recorded music companies, including the five major recorded music companies, which distribute contemporary music, as well as with other record companies for signing artists and acquiring music catalogs. Many of these competitors have significantly longer operating histories, greater financial resources and larger music catalogs than Push Records. Our ability to compete successfully in the recorded music business will be largely dependent upon obtaining additional capital, signing and retaining successful artists and introducing music products which are accepted by consumers.

Organization

      Paradise was incorporated in the State of Delaware on July 18, 1996. Our principal executive offices are located at 53 West 23rd Street, New York, New York, 10010 and our telephone number is (212) 590-2100.

Employees/Independent Contractors

      As of June 30, 1999, we had 22 employees, 14 of whom were located at our New York office, and 8 of whom were located in Nashville, Tennessee. As of June 30, 1999 Straw Dogs had 12 employees. None of our employees, or those of Straw Dogs, is represented by a labor union. We have not experienced any work stoppage and consider relations with our employees to be good.

      As is customary in the music business, we also utilize the services of artists, performers, composers, producers, engineers, roadies, booking agents and others who are independent contractors. These independent contractors hire out their services on an as needed basis and receive a set fee for the services. The services performed by these independent contractors are not needed on a full time basis. As a result, services of independent contractors are less expensive than having full time employees perform these services.

Description of Property

      We lease office space at three locations. Our headquarters and commercial music recording studios are located at 53 West 23rd Street in New York City where we lease approximately 20,000 square feet, pursuant to a lease that expires in July 2007. Our music video production business leases 2,050 square feet of office space at 209 10th Avenue South in Nashville, Tennessee which lease expires in August 2000. Our rent expense for fiscal 1999 was approximately $247,000. In addition, effective as of August 8, 1999, if the Straw Dogs acquisition closes, our commercial production company will enter into a 10-year lease with an affiliate of Jesse Dylan and Craig Rodgers for approximately 10,000 square feet at 8330 West Third Street, Los Angeles, CA at a rate of between $2.25 and $2.40 per square foot (depending upon independent appraisals) with such lease being subject to future escalation. See "THE ACQUISITION TRANSACTIONS -- Description of Asset Purchase Agreement" for a description of the lease.

Description of Legal Proceedings

      Except for proceedings in the normal course of business, neither Paradise nor any of our subsidiaries is a party to or involved in any material pending legal proceedings.

Management Discussion and Analysis of Financial Condition and Results of Operations of Paradise

Results of Operations

Fiscal Year Ended June 30, 1999 Compared to June 30, 1998

      Recorded music and artist management revenues decreased to $1,158,701 for the fiscal year ended June 30, 1999 from $3,099,084 for the fiscal year ended June 30, 1998, a decrease of $1,940,383 or 62.6%. The decrease in revenues is primarily due to the restructuring of Push Records and the reduction in sales volume of Daryl Hall and John Oates album "Marigold Sky". The recorded music operation has been restructured to decrease operating overhead and by forming joint ventures with other companies willing to absorb the costs associated with the production, marketing and promotion of records.

      Recorded music and artist management cost of sales decreased to $665,875 for fiscal year ended June 30, 1999 from $1,608,090 for fiscal year ended June 30, 1998, a decrease of $942,215 or 58.6 %. The decrease is due to fewer record releases and lower overall album sales when compared to the prior year. Gross profit as a percentage of recorded music and artist management revenues decreased to 42.5% for the fiscal year ended June 30, 1999 from 48.1 % for the fiscal year ended June 30, 1998. The decrease was attributable to lower overall artist management revenues which have no costs of sales associated with them and a new distribution agreement Push Records executed with V2 Records which reduced Push Records' costs to produce and market the recordings and provides for a portion of the profits from such recordings to be shared with V2.

      Television and film production revenues decreased to $8,502,335 for the fiscal year ended June 30, 1999 from $10,494,342 for the fiscal year ended June 30, 1998, a decrease of $1,992,007 or 19.0% (revenue from the pending acquisition of Straw Dogs is not included). The decrease in revenues is primarily due to a reduction in the number of television music specials produced during the fiscal year ended June 30, 1999, partially offset by an increase in royalty and residual revenues from original music scores made for television programs such as Pokemon and Mr. Men.

      Television and film production cost of sales decreased to $5,639,636 for fiscal year ended June 30, 1999 from $8,153,418 for fiscal year ended June 30, 1998, a decrease of $2,513,782 or 30.8%. Gross profit as a percentage of television and film production revenues increased to 33.7% for the fiscal year ended June 30, 1999 from 22.3% for the fiscal year ended June 30, 1998. The increase was primarily attributable to the higher gross profit percentage on the television music specials, and royalty and residual income from television programs.

      Paradise's marketing, selling, general and administrative expenses increased to $7,101,023 for fiscal year ended June 30, 1999 from $6,828,087 for the fiscal year ended June 30, 1998, an increase of $272,936 or 4%. The increase is primarily attributable to fees associated with services provided to Paradise pursuant to outside consulting arrangements with regard to liquidity and acquisitions. These fees were paid predominately through the use of common stock purchase warrants. The increase in marketing, sales, general and administrative expenses were partially offset by decreases in other administration costs as a result of staff reductions and other cost containment measures implemented.

      Interest income decreased to $37,569 for the fiscal year ended June 30, 1999 from $139,040 for the fiscal year ended June 30, 1999, a decrease of $101,471 or 72.9%. The decrease resulted from the use of proceeds from Paradise's initial public offering during fiscal 1998, which were invested in interest bearing accounts.

      Paradise's loss before income taxes increased to $3,707,929 for the fiscal year ended June 30, 1999 from $2,857,129 for the fiscal year ended June 30, 1998, an increase of $850,800 or 29.8%. The increase was primarily due to the decrease in gross profits realized by the two operating segments as mentioned above, as well as one-time items that impacted fiscal operating results which include, fees associated with the hiring of key management personnel to drive Paradise forward in its new growth phase; certain charges relating to the restructuring of the Push Records subsidiary; and a charge associated with the termination of Push's record distribution agreement with BMG, precipitated by its new joint venture with V2; all of which reflected efforts to recapitalize and restructure Paradise's core businesses.

Liquidity and Capital Resources

      Net cash used in operating activities for the fiscal year ended June 30, 1999 was $2,370,079. This was principally due to the operating loss for the year net of the non-cash charges associated with the issuance of the Company's common stock and common stock purchase warrants as payment for certain services.

      Net cash provided by investing activities for the fiscal year ended June 30, 1999 was $161,498. This was principally due to the release of restricted cash previously held for rental security deposits, partially offset by amounts used to acquire property and equipment.

      Net cash provided by financing activities for the fiscal year ended June 30, 1999 was $2,275,363, which represented the net proceeds from the sales of Paradise's common stock, net of expenses.

      Paradise has working capital of $2,515,953 and stockholders' equity of $4,044,056 at June 30, 1999. Paradise raised an additional $4.1 million in July 1999 and believes that its cash, operating cash flows and its access to capital markets, taken together, provide adequate resources to fund ongoing operating requirements and future capital expenditures related to the expansion of existing businesses, future acquisitions and development of new projects for the next twelve month period.

Year 2000 Compliance

      Paradise has conducted a review of its computer systems and believes that the majority of its systems are properly adapted to avoid a Year 2000 problem. Paradise believes that all its computer systems will be Year 2000 compliant by the end of the third quarter of 1999. The expense incurred by Paradise to achieve compliance has not been material. Paradise is currently working with outside vendors to obtain assurances that they are Year 2000 compliant. However, there can be no assurance that all of Paradise's vendors will achieve compliance on a timely basis. In the event of any such noncompliance by vendors, a material adverse effect to Paradise's operations and financial results could occur. Paradise has not developed any contingency plan to address the possibility of vendor-related Year 2000 problems.

               INFORMATION CONCERNING STRAW DOGS AND SPUR & BUCKLE

Description of Business

      Straw Dogs is a leading producer of television commercials, music videos and other related media. Straw Dogs has created and produced television commercials for national advertisers which include Nike, Coca-Cola, Pepsi, Reebok, Budweiser, Hallmark, 7-Up, General Motors, Coke, AT&T, Sprint, Chevrolet, McDonalds, Disney, American Express and Mountain Dew, among others. Straw Dogs has also produced commercials for leading advertising agencies such as Grey Advertising and BBDO, and directed music videos for prominent artists such as Tom Waits, Lenny Kravitz, Tom Petty, and Nick Cave. Straw Dogs was founded in February, 1998 by Jesse Dylan and Craig Rodgers. Jesse Dylan has served as our Chairman and Chief Executive Officer since April, 1999 and as a director since January, 1999. Mr. Dylan has been engaged in the entertainment business for most of his life. Mr Dylan has prior experience in the area of music publishing and artist business management, as well as expertise as a director of music videos and television commercials.

      As a viable artistic production company, Straw Dogs often competes to secure deals to produce television commercials as part of major national advertising campaigns for household name products and services. In addition, Straw Dogs also competes with other commercial productions companies for the services of top commercial directors needed to deliver commercials of the highest quality. With its proven expertise in the television commercial and music video production fields -- due in large part to the creative visions and services of such notable directors as Jesse Dylan, Neil Burger, Charlie Cole, Jason Farrand, Deb Hagen, Geoff Moore, Mike Rowels and Rob Lieberman -- Straw Dogs has won the production rights to numerous acclaimed projects, gaining recognition within the industry, and providing music artists and advertisers with a quality promotions product.

      Straw Dogs must perform several duties throughout the commercial/video making process. These duties include hiring the crew, casting the talent, scouting the locations, and designing the commercial/video sets. With its innovative executive producers, directors, writers, and supporting film crew, Straw Dogs guarantees the successful development and realization of a production project, from its inception to the final production. At all times Straw Dogs maintains open communication with their clients, and ensures that the project is run on an efficient schedule and according to the allocated budget. Through this approach, Straw Dogs has been able to maintain successful and profitable relationships with its clients, and has developed a reputation of artistic ingenuity, dedication, and fiscal responsibility.

Description of Property

      Straw Dogs currently leases approximately 10,000 square feet at 8330 West Third Street, Los Angeles, CA on a month to month basis. On the closing of the acquisition transaction, New Straw Dogs will enter into a ten year lease covering these facilities.

Description of Legal Proceedings

      Except for proceedings in the normal course of business neither Straw Dogs nor Spur & Buckle is a party to or involved in any material pending legal proceeding.

Management's Discussion and Analysis of Financial Condition and Results of Operations of Straw Dogs

General

      Straw Dogs currently derives most of its revenues from the production of television commercials. During February 1998, Straw Dogs acquired the name of a television commercial production company, Straw Dogs.

Forward Looking Statements

      Except for the historical information contained herein, this report may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties. The forward-looking statements contained herein represent the Straw Dogs' judgment as of the date of filing this report hereof, and Straw Dogs cautions readers not to place undue reliance on such statements.

Results of Operations

Year Ended June 30, 1999 Compared to Year Ended June 30, 1998

      The initial fiscal year of Straw Dogs was a short fiscal year since operations did not commence until

March 1998 and the fiscal year ended June 1998. Revenues increased to $19,806,393 for the fiscal year ended June 30, 1999 from $7,655,848 for the fiscal year ended June 30, 1998, an increase of $12,150,545 or 158.7%. The growth was predominantly attributable to the inclusion of Straw Dog's operations for a full year.

      Gross profit as a percentage of revenues decreased to 20.9% for the fiscal year ended June 30, 1999 from 28.8% for the fiscal year ended June 30, 1998. The decrease was principally due to the short-fiscal year.

      Straw Dogs' selling, general and administrative expenses increased to $3,365,410 for the fiscal year ended June 30, 1999 from $1,516,216 for the fiscal year ended June 30, 1998, an increase of $1,849,194 or 122.0%. The increase is principally due to reflecting these expenses for a full year.

      Other income increased to $1,617 for the fiscal year ended June 30, 1999 from $1,382 for the fiscal year ended June 30, 1998, an increase of $235 or 17.0%.

      Straw Dogs' net income increased to $768,238 for the fiscal year ended June 30, 1999 from $693,845 for the fiscal year ended June 30, 1998, an increase of $74,393 or 10.7 %.

Liquidity and Capital Resources

      Net cash provided by operating activities for fiscal year ended June 30, 1999 was $1,334,355. This was primarily attributable to the net income and an increase in accrued expenses and other current liabilities.

      Net cash used by investing activities for the fiscal year ended June 30, 1999 was $1,435,706. This was principally due to the purchase of property and equipment, an increase in a loan to an officer, and advances to an affiliate.

      Net cash provided by financing activities for the fiscal year ended June 30, 1999 was $110,299. This was principally due to the increase in borrowings from a bank through its overdraft protection arrangement, which was partially offset by payment of members' withdrawals.

      Straw Dogs has a working capital deficiency of $675,471 and stockholder's and members' equity of $979,219 at June 30, 1999. On September 24, 1999, Straw Dogs entered into an agreement to sell the net assets of Straw Dogs and 100% of the stock of Spur & Buckle, Inc. to Paradise Music and Entertainment, Inc. for an aggregate of 1,441,000 shares of Paradise's common stock.

Inflation

      The impact of inflation on the company's operating results has been insignificant in recent years, reflecting generally lower rates of inflation in the economy. While inflation has not had a material impact on operating results, there is no assurance that the company's business will not be affected by inflation in the future.

Year 2000

      Straw Dogs has conducted a review of its computer systems to identify any systems that could be affected by the "Year 2000" issue and believes that its computer systems and software products are fully year 2000 compatible. However, it is possible that certain computer systems or software products of Straw Dog's suppliers or customers may not accept input of, store, manipulate and output dates in the year 2000 or thereafter without error or interruption. All of Straw Dogs' computer hardware and software have been recently purchased and to the best of its knowledge are year 2000 compliant. There can be no assurance that Straw Dogs will not be required to make significant expenditures to identify, address or remedy any potential year 2000 problems, or to satisfy liabilities to which Straw Dogs may become subject as a result of such problem.

Newly Issued Accounting Pronouncements

      In April 1998, the AICPA issued a Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-up Activities." SOP 98-5 requires entities which have previously capitalized start-up costs, such as organizational costs, to expense the unamortized amount as a cumulative effect of a change in accounting principle. The SOP is effective for the fiscal years beginning after December 15, 1998. Based on the requirements of SOP 98-5, Straw Dogs will incur a cumulative effect charge of approximately $46,000 during the fiscal year ended June 30, 2000.

      Straw Dogs believes that it will have sufficient capital to maintain operations for the following twelve month period.

Market Information and Related Stockholder Matters

      Our common stock began trading on the Nasdaq SmallCap Market and the Boston Stock Exchange on January 22, 1997 under the symbol "PDSE" and "PMU," respectively. The high and low bid prices of our common stock (as reported by Nasdaq and the Boston Stock Exchange) for each quarter since our initial public offering were as follows:

                             Nasdaq SmallCap Market

            Period                          High             Low
            ------                          ----             ---

1999        01/01/99 -  03/31/99            $5-3/8           $1-1/4
            03/31/99 -  06/30/99            $7-3/4           $3-7/8
            06/30/99 -  09/30/99            $9-3/8           $3-7/8

1998        01/01/98 - 03/31/98             $4               $2-13/16
            04/01/98 - 06/30/98             $3-3/4           $2
            07/01/98 - 09/30/98             $3               $1-1/8
            10/01/98 - 12/31/98             $2               $-1/2

1997        01/22/97 - 03/31/97             $7               $5-3/8
            04/01/97 - 06/30/97             $5-7/8           $3-1/2
            07/01/97 - 09/30/97             $5-1/32          $3-5/8
            10/01/97 - 12/31/97             $6-3/8           $3

                              Boston Stock Exchange

            Period                          High             Low
            ------                          ----             ---

1999        01/01/99 -  3/31/99             $5-3/8            1-1/8
            03/31/99 - 06/30/99             $7-1/8           $3-5/8
            06/30/99 - 09/30/99             $7-1/8           $1

1998        01/01/98 - 03/31/98             $4               $2-13/16
            04/01/98 - 06/30/98             $3-5/8           $2
            07/01/98 - 09/31/98             $1-7/8           $1
            10/01/98 - 12/31/98             1-1/2            $-7/16

1997        01/22/97 - 03/31/97             $7               $5

            04/01/97 - 06/30/97             $6               $3
            07/01/97 - 09/30/97             $5-3/64          $3-5/8
            10/01/97 - 12/31/97             $6-3/8           $3

      The last reported sale price of our common stock on April 23, 1999, the last full trading day prior to the public announcement of the stock purchase and asset purchase, as reported on the Nasdaq was $5.75.

      On October 29, 1999, the last reported sale prices of our common stock, as reported on Nasdaq was $3.375 per share.

      The prices set forth above reflect interdealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. The public market for the common stock is limited and the foregoing quotations should not be taken as necessarily reflective of prices which might be obtained in actual market transactions or in transactions involving substantial numbers of shares.

      The approximate number of holders of record of our common stock was 56 as of September 23, 1999. We believe that there are in excess of 300 round lot beneficial owners of common stock whose shares are held in street name.

      We have never paid a dividend on our common stock. We anticipate that future earnings, if any, will be retained for use in our business or for other corporate purposes, and we do not anticipate paying cash dividends in respect of our common stock.

Security Ownership of Paradise of Certain Beneficial Owners and Management

      The following table sets forth certain information as of October 29, 1999 regarding the share ownership of the company by (i) each person who is known to us to be the record or beneficial owner of more than five percent (5%) of our common stock; (ii) each director and each Named Executive Officer; and (iii) all current directors and executive officers as a group.

      Information contained in this proxy statement with regard to stock ownership was obtained from the company's stockholders' list, filings with governmental authorities, or from the named individual nominees, directors and officers. The persons identified in the foregoing table disclaim beneficial ownership of shares owned or held in trust for the benefit of members of their families or entities with which they may be associated.

                                              Amount and Nature
                                                of Beneficial           Outstanding
   Name and Address of Beneficial Owner (1)     Ownership (2)         Shares Owned (3)
   ----------------------------------------     -------------         ----------------
Named Executive Officers and Directors
Jesse Dylan                                       125,000 (4)              1.6%
Brian Doyle                                       464,250 (5)(6)           6.1%
Richard Flynn                                     464,250 (5)(6)           6.1%
John Loeffler                                     369,601 (6)(7)(8)        4.9%
Jon Small                                         299,000 (6)(7)           3.9%
Thomas J. Edelman                                 112,385 (9)(10)          1.5%
Jeffrey Rosen                                       6,747 (11)               *

M. Jay Walkingshaw                                620,000 (12)             8.2%

All executive officers and directors as a
group (8 persons)                               2,461,233 (4)             32.4%
                                                  through (12)
Beneficial Owners of in Excess of 5% (other
  than directors and named executive officers)
The Cassandra Group, Inc.
561 Broadway
New York, New York  10012                       2,970,880 (13)            39.1%
Dana Giacchetto
561 Broadway
New York, New York 10012                        1,000,000 (14)            13.1%

-----------------
*     less than 1%

(1) The address of each beneficial owner identified is c/o Paradise Music & Entertainment, Inc., 53 West 23 Street, New York, NY 10010, except for (i) Thomas J. Edelman, which is c/o Patina Oil & Gas Corporation and Chase Capital, 380 Madison Avenue, New York, NY 10021, (ii) Jesse Dylan, which is c/o Straw Dogs, 8330 3rd Street, Los Angeles, CA 90048, and (iii) Jeffrey Rosen, which is c/o Davasee Enterprises, 67 Irving Place, 11th Floor, New York, New York 10003.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from October 7, 1999 upon the exercise of options, warrants or convertible securities.

(3) Each beneficial owner's percentage ownership is determined by assuming (i) that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the record date have been exercised and converted, and
      (ii) 6,355,331 shares of common stock were outstanding, before any consideration is given to such options, warrants or convertible securities.

(4) Includes 25,000 shares held by Straw Dogs but does not include (i) 1,000,000 shares of common stock to be issued to Mr. Dylan in the proposed acquisition of Straw Dogs and Spur & Buckle, which transactions are subject to stockholder approval, (ii) non-qualified options to purchase 750,000 shares at an exercise price of $5 to be granted pursuant to his employment agreement, subject to stockholder approval.

(5) Includes non-qualified options granted on February 19, 1999 covering 300,000 shares at $5 per share.

(6) Does not include non-qualified options to purchase 50,000 shares of common stock at $5.25 per share granted on April 21, 1999 which are not exercisable within 60 days from the record date.

(7) Includes non-qualified options to purchase 5,000 shares granted in December 1996 at $6 per share.

(8) Includes 18,600 shares owned by Mr. Loeffler's pension plan and 3,800 shares owned by Mr. Loeffler's wife.

(9) Includes (i) non-qualified options granted in December 1996 to purchase 15,000 shares at $6 per share and (ii) non-qualified options granted under the Directors Option Program of 5,000 shares on January 2, 1997, July 1, 1997, July 1, 1998 and July 1, 1999 at exercise prices of $6, $4, $2.0625 and $5.125, respectively.

(10) Does not include warrants to purchase 100,000 shares granted on April 8, 1999 at $5 per share, subject to stockholder approval.

(11) Includes non-qualified options to purchase 5,000 shares at $5.125 per share granted under the Directors Option Program. Does not include warrants to purchase 200,000 shares granted on April 23, 1999 at $5.25 per share subject to stockholder approval.

(12)  Includes non-qualified options to purchase 600,000 shares at $5 per share.

(13) Cassandra does not directly own any shares of common stock, the shares being owned by Cassandra's various clients. Cassandra is a registered investment adviser which has discretionary power to dispose of the securities held in its clients accounts. Accordingly, by virtue of such discretionary power, pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, Cassandra may be deemed to be the indirect beneficial owner of the shares held by the various account holders.

(14) Does not include 100,000 which are held of record by Mr. Giacchetto but are not beneficially owned by him. Does not include the shares deemed to be beneficially owned by Cassandra, a company which Mr. Giacchetto owns.

      Information contained here with regard to stock ownership was obtained from our stockholders' list, filings with governmental authorities, or from the named individual nominees, directors and officers. The persons identified in the foregoing table disclaim beneficial ownership of shares owned or held in trust for the benefit of members of their families or entities with which they may be associated.

              COMPENSATION OF NAMED EXECUTIVE OFFICERS OF PARADISE

Summary Compensation Table

      The following table sets forth all compensation awarded to, earned by or paid by Paradise or its subsidiaries during each of the last three fiscal years to Jesse Dylan, our current Chief Executive Officer, and Brian Doyle, who served as Chief Executive Officer from December 1998 through April 1999 and Executive Vice President prior to December 1998, and John Loeffler who served as Chief Executive Officer from July 1996 through December 1998 and Chairman and President from December 1998 through April 1999, and each of the most highly compensated executive officers, other than the persons who had served as Chief Executive Officer during the fiscal year, whose annual base salary and bonus compensation exceeded $100,000 (the "Named Executive Officers").

                                                                              Long Term
                                     Annual Compensation (1)             Compensation Awards
                               -----------------------------------   ---------------------------
                               Year Ended                                             Securities
                               ----------                              All Other      Underlying
Name and Principal Position      June 30   Salary ($)    Bonus ($)   Compensation (2)   Options
---------------------------      -------   ----------    ---------   ----------------   -------
Jesse Dylan                       1999           --            --             --             --
Chief Executive Officer           1998           --            --             --             --
(since April 1999)                1997           --            --             --             --

Brian Doyle                       1999     $225,000      $ 75,000       $ 25,000        350,000
Former Chief Executive            1998      300,000            --         28,000             --
Officer (until April 1999)        1997      150,000       162,500          7,000             --

John Loeffler                     1999     $225,000      $100,000       $ 25,000         50,000
Former Chief Executive            1998      310,000            --         34,000             --
Officer (until December 1998)     1997      150,000       191,000         34,000          5,000

Richard Flynn                     1999     $225,000      $100,000       $ 18,000        350,000
Chief Financial Officer (since    1998      300,000            --         15,000             --
February 1998) and Chief
Operating Officer (until
October 1999)                     1997      150,000       162,500             --             --

Jon Small                         1999     $345,000      $125,000       $ 50,000         50,000
Executive Vice President          1998      310,000       150,000         60,000             --

                                  1997      150,000       189,000         36,000          5,000

(1) We were incorporated in July 1996. Compensation for the fiscal years ended June 30, 1999, 1998 and 1997 represents amounts paid by Rave Music, Picture Vision, All Access Management and PUSH Records.

(2) Includes amounts paid by us which we deemed to be for the benefit of such executive, including amounts paid for lodging, transportation, insurance, entertainment and other perquisites.

Option Grants in Last Fiscal Year

      The following table sets forth, for each of the Named Executive Officers, information regarding individual grants of options made during the fiscal year ended June 30, 1999.

                                Individual Grants
--------------------------------------------------------------------------------

    (a)             (b)           (c)             (d)              (e)

                               % of Total
                                Options
                               Granted to     Exercise or
                              Employees in    Base Price
   Name           Granted     Fiscal Year       ($/Sh)       Expiration Date
   ----           -------     -----------       ------       ---------------
Jesse Dylan          --           --              --               --
Brian Doyle         50,000        3%             $5.25           4/22/02
                   300,000        19%            $5.00           2/19/02
John Loeffler       50,000        3%             $5.25           4/22/02
Richard Flynn       50,000        3%             $5.25           4/22/02
                   300,000        19%            $5.00           2/19/02
Jon Small           50,000        3%             $5.25           4/22/02

Aggregate Option/SAR Exercises; Fiscal 1999 Year End Option/SAR Values

      The following table provides information related to options exercised by the Named Executive Officers during the fiscal year ended June 30, 1999 and the number and value of options held by them at June 30, 1999 which were then exercisable. No options were exercised during the fiscal year ended June 30, 1999.

                                    Number of Securities              Value of Unexercised
                                   Underlying Unexercised            In the Money Options/
                                   Options/SARs at FY-End              SARs at FY-End (1)
                                   ----------------------              ------------------
                  Shares
                Acquired on
                Exercise      Value
Name               (#)       Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
----               ---       --------  -----------  -------------  -----------  -------------
Jesse Dylan        --          --         --            --               --           --
John Loeffler       0           0        5,000        50,000             $0         $18,750
Jon Small           0           0        5,000        50,000             $0         $18,750
Richard Flynn       0           0       300,000       50,000          $187,500      $18,750
Brian Doyle         0           0       300,000       50,000          $187,500      $18,750

----------
(1)   The last sale price on June 30, 1999 was $5.625

Directors' Compensation

      Pursuant to our Outside Directors Program, directors who are not employees ("Outside Directors") received non-qualified options to purchase 5,000 shares on January 22, 1997 at $6 per share and are entitled to receive non-qualified options to purchase 5,000 shares for each year of service, payable in advance on July 1 of each year. The option exercise price is the closing bid price of the common stock on the first trading day of each fiscal year. Accordingly, 5,000 options were granted at $4 on July 1, 1997, at $2.0625 on July 1, 1998 and at $5.125 on July 1, 1999 to each Outside Director.

      In addition, Outside Directors are entitled to receive compensation in the amount of $18,000 per annum, 100% payable in stock. Such amounts are payable quarterly in arrears. For the year ended June 30, 1999, persons who were Outside Directors during such fiscal year received compensation of $45,000 and 18,838 shares of common stock.

      All directors are reimbursed for certain expenses in connection with attendance at Board of Directors and Committee meetings. Other than with respect to reimbursement of expenses, directors who are employees or officers or who are associated with us do not receive compensation for service as directors.

Employment Agreements, Termination of Employment and Change in Control Arrangements

      Upon the completion of the acquisition of Straw Dogs and Spur & Buckle, Mr. Dylan will be employed as our Chairman and Chief Executive Officer, a position he currently holds, for a five year term, commencing July 1, 1999 at an annual salary of $750,000. In addition to his duties as the Chairman and Chief Executive Office, Mr. Dylan will also continue to direct commercial and other television projects. The benefits of these activities will accrue directly to Paradise. Mr. Dylan's compensation is to be reviewed annually by our Compensation Committee with bonus awards or increases in salary to be considered based on Mr. Dylan's and our overall performance. In addition, Mr. Dylan will be entitled to receive ten year options to purchase 750,000 shares of common stock. The options vest ratably over three years from the effective date (provided Mr. Dylan is employed by us at that time), and have an exercise price of $5 per share.

      On October 13, 1999, we entered into an employment agreement with M. Jay Walkingshaw effective as of July 1, 1999, pursuant to which he will act as our President and Chief Operating Officer for a term of 4 years at a salary of $450,000. Mr. Walkingshaw's compensation will be reviewed annually by our compensation committee and any increases will be based on Mr. Walkingshaw's and our overall performance. In addition to salary and bonus, Mr. Walkingshaw is entitled to options to purchase 600,000 shares at $5 per share. The options vest ratably over a three year period. Mr. Walkingshaw will be entitled to four weeks paid vacation and life insurance in the amount of $1,000,000. Mr. Walkingshaw will be entitled to participate in the benefit plans established for the benefit of our key employees.

      Messrs. Doyle, Flynn, Loeffler and Small are each employed under agreements dated July 1, 1997 as amended from time to time thereafter. At the current time the employment agreements of Messrs. Doyle, Flynn and Loeffler expire on June 30, 2001 and the employment agreement of Mr. Small expires June 30, 2000. It is anticipated that new employment agreements will be executed by each of the these executives for the period ending June 20, 2002. Messrs. Doyle and Flynn have a base salary for the fiscal year ending June 30, 2000 of $275,000.00, Mr. Loeffler has a base salary of $325,000.00 and Mr. Small has a base salary of $375,000.00. Messrs. Doyle, Loeffler and Small are also entitled to a fixed bonus of $100,000.00 in any fiscal year commencing with the fiscal year ending June 30, 2000, if the profits before taxes of their operating group for such fiscal year exceeds $500,000.00. In addition all four may be granted discretionary bonuses determined by the Compensation Committee.

      For the years ended June 30, 1999 and 1998, approximately $1,391,000 and $1,480,000 have been expensed under the bonus plans and employment arrangements with Messrs. Doyle, Flynn, Loeffler and Small and are included in marketing, selling, general and administrative expenses.

                                 PROPOSAL NO. 2

                       AMENDMENT OF 1996 STOCK OPTION PLAN

      In October 1996, the Board of Directors and the stockholders approved the 1996 Stock Option Plan (the "Option Plan"). In February 1999, the Board approved an amendment to the Option Plan to increase from 185,000 to 1,500,000 the number of shares available for options and stock appreciation rights, which amendment was approved by the stockholders in April, 1999.

      In April 1999, the Board of Directors adopted, and recommended that the stockholders of the company approve, the adoption of an amendment to the Option Plan to increase from 1,500,000 to 3,000,000 the number of shares of common stock available for options and SARs to be granted under the Option Plan (the "Plan Amendment").

Reasons for and Principal Effects of the Plan Amendment

      As of October 1, 1999, there were options outstanding under the Option Plan options covering 1,062,500 shares of common stock. Accordingly, only 437,500 shares of common stock were available for future grants under the Option Plan. As the Board of Directors believes that stock-based performance compensation arrangements are beneficial in attracting and maintaining key employees and directors by aligning such persons' interests with those of the stockholders over the long term, the Board has adopted, and recommends that the stockholders approve the adoption of, the Plan Amendment. The Board believes that the ability to provide future grants to existing employees and new employees as our businesses grow, and to employees of acquired companies will increase our growth.

Description of 1996 Stock Option Plan

      The Option Plan is intended to advance the interests of the company by providing an opportunity for ownership of common stock (or in the case of stock appreciation rights, the appreciation of the value of the common stock) by employees, agents and directors of, and consultants to the company and its subsidiaries. Accordingly, by providing such opportunity, the Option Plan is intended to attract and retain such qualified personnel, and otherwise to provide additional incentives for grantees to promote the success of the company's business.

      The Option Plan provides for the grant of incentive stock options ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("NQSOs") and/or stock appreciation rights ("SARs") to certain directors, officers, employees of and consultants to the company.

      The total number of shares of common stock for which options and SARs may be granted pursuant to the Option Plan is currently 1,500,000 which shares may be authorized but unissued or authorized and issued shares held in the company's treasury or acquired by the company for purposes of the Option Plan. The number of shares subject to the Option Plan is subject to adjustment in certain events as described below.

      Types of Options. Options may be designated, at the sole discretion of the Compensation Committee, as either ISOs or NQSOs.

      Eligibility. ISOs may be granted to key employees (including directors) of the company or its subsidiaries. NQSOs may be granted to officers and key employees of the company or any of its subsidiaries, or agents, directors of and consultants to the company or its subsidiaries, whether or not otherwise employees of the company or its subsidiaries.

      Administration: The Option Plan is administered by the Compensation Committee, which is required to consist of two or more persons who are "non-employee directors" as defined under Rule 16b-3 under the Exchange Act. No member of the Compensation Committee can act upon any matter exclusively affecting any option or SAR granted or to be granted to himself or herself under the Option Plan. A majority of the members of the Compensation Committee, but at least two, is required to constitute a quorum, and any action may be taken by a majority, but at least two, of those present and voting at any meeting. The decision of the Compensation Committee as to all questions of interpretation and application of the Option Plan is final and binding on all persons. The Compensation Committee has authority, subject to the provisions of the Plan, to construe the respective option and SAR agreements and the Option Plan, to prescribe and amend rules and regulations relating to the Option Plan.

      Option and SAR Agreements. Each option and SAR is evidenced by an agreement ("Award Agreement"). The Compensation Committee is authorized to determine the terms and provisions of the respective Award Agreements, which may but need not be identified, and to make all other determinations in the judgment of the Compensation Committee as are necessary or desirable for the administration of the Plan. The Award Agreements may contain such terms, provisions and conditions which are not inconsistent with the Option Plan as may be determined by the Compensation Committee; provided that options designated as ISOs shall meet all of the conditions for ISOs as defined in Section 422 of the Code. No option or SAR may be granted within the meaning of the Option Plan and no purported grant of any option or SAR shall be effective until the Award Agreement shall have been duly executed on behalf of the company and the grantee. More than one option and SAR may be granted to an individual.

      Option Price. The option price of shares of common stock for options designated as NQSO's shall be as determined by the Compensation Committee; provided that such option price may not be less than the "fair market value" of the shares determined as of the date of grant of such option. The option price or prices of shares of the common stock for ISOs shall be at least the fair market value of such common stock at the time the option is granted as determined by the Compensation Committee in accordance with the regulations promulgated under Section 422 of the Code.

      Manner of Payment, Manner of Exercise. Options granted under the Option Plan may provide for the payment of the option price by delivery of (i) cash or a check in an amount equal to the option price of such options, (ii) shares of common stock owned by the grantee having a fair market value equal in amount to the option price of the Options being exercised, or (iii) any combination of (i) and (ii); provided, however, that payment of the option price by delivery of shares of common stock owned by such grantee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Compensation Committee, unless such condition is waived by the Compensation Committee.

      To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full or in part from time to time, by giving written notice, to the company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. No partial exercise may be made for less than one hundred
(100) full shares of common stock. The exercise of an option shall result in the cancellation of any related SAR with respect to the same number of shares of common stock as to which the option was exercised.

      Term of Options and SARs, Exercisability. Each option and SAR shall expire on a date determined by the Compensation Committee which is not more than ten
(10) years from the date of grant, except as otherwise provided in the Option Plan. Except as otherwise provided in the Option Plan, an option or SAR granted to any grantee whose employment, by the company or any of its subsidiaries is terminated, shall terminate on the earlier of (a) ninety (90) days after the date such grantee's employment for the company or any such subsidiary is terminated, or (b) the date on which the option or SAR expires by its terms. If the employment of a grantee is terminated by the company or any of its subsidiaries for cause or because the grantee is in breach of any employment agreement or because the grantee voluntarily terminates such employment, such option or SAR will terminate on the date the grantee's employment is terminated, unless the Compensation Committee determines to extend such option for a specified period (but not beyond the period otherwise permitted by the Option
Plan). If the employment of a grantee is terminated by the company or any of its subsidiaries because the grantee has become permanently disabled, such option or SAR shall terminate on the earlier of (a) one (1) year after the date such grantee's employment by the company or any such subsidiary is terminated, or (b) the date on which the option or SAR expires by its terms. In the event of the death of any grantee, any option or SAR granted to such grantee shall terminate one (1) year after the date of death, or on the date on which the option or SAR expires by its terms, whichever occurs first. An option or SAR granted to a grantee whose employment, by the company or any of its subsidiaries is terminated for whatever reason, including, without limitation, death or disability, shall be exercisable only to the extent that such option or SAR has accrued and is in effect on the date such grantee's employment is terminated.

      Transferability. The right of any grantee to exercise any option or SAR granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of descent and distribution and any such option or SAR shall be exercisable during the lifetime of such grantee only by the grantee. Any option or SAR granted under the Option Plan shall be null and void and without effect upon the bankruptcy of the grantee, or upon any attempted assignment or transfer, except as otherwise provided in the Option Plan, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, or similar process, whether legal or equitable, upon such option or SAR.

      SARs. An SAR may be granted separately or in connection with an option (either at the time of grant or at any time during the term of the option). The exercise of an SAR results in the cancellation of the option to which it relates with respect to the same number of shares of common stock as to which the SAR was exercised. An SAR granted in connection with an option is exercisable or transferable only to the extent that such related option is exercisable or transferable. Upon the exercise of an SAR related to an option, the holder is entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the option price of a share of common stock specified in the related option from the fair market value of a share of common stock on the date of exercise of such SAR, by (ii) the number of shares as to which such SAR is exercised. An SAR granted without relationship to an option shall be exercisable as determined by the Compensation Committee, but in no event after ten (10) years from the date of grant. An SAR granted without relationship to an option will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the fair market value of the a share of common stock on the date the SAR was granted from the fair market value of a share of common stock on the date of exercise of such SAR, by (ii) the number of shares as to which such SAR is exercised. However, the Compensation Committee may limit the amount payable upon exercise of an SAR. Any such limitation shall be determined as of the date of grant and noted on the instrument evidencing the SAR granted. At the discretion of the Compensation Committee, payment of the amount determined under the Option Plan may be made solely in shares of common stock valued at their fair market value on the date of exercise of the SAR, or solely in cash, or in a combination of cash and shares.

      Recapitalization, Reorganizations, Etc. In the event that the outstanding shares of the common stock are changed into or exchanged for a different number or kind of shares or other securities of the company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options and SARs may be granted under the Option Plan and as to which outstanding options, SARs, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding options and SARs shall be made without change in the total price applicable to the unexercised portion of such options and SARs and with a corresponding adjustment in the option price per share. In addition, unless otherwise determined by the Compensation Committee in its sole discretion, in the case of any (i) sale or conveyance of all or substantially all of the property and assets of the company or (ii) "change in control" (as defined) of the company, the purchaser(s) of the company's assets or stock, in its sole discretion, may deliver to the grantee the same kind of consideration that is delivered to the stockholders of the company as a result of such sale, conveyance or change in control, or the Compensation Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the grantee would have received had the option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or change in control, less the option price therefor. Upon receipt of such consideration, all options (whether or not then exercisable) shall immediately terminate and be of no further force or effect.

      No Special Employment Rights. Nothing contained in the Option Plan or in any option or SAR granted under the Option Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the company or any subsidiary or interfere in any way with the right of the company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment.

      Withholding. The company's obligation to deliver shares upon the exercise by an employee of any NQSO granted under the Plan, or cash upon the exercise of an SAR granted under the Plan, shall be subject to the grantee's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The company and grantee may agree to withhold shares of common stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements.

      Modification of Outstanding Options and SARs. Subject to any limitations contained in the Option Plan, the Compensation Committee may authorize the amendment of any outstanding option or SAR with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the company and in accordance with the purposes of the Option Plan.

      Termination and Amendment of Plan. Unless sooner terminated as provided in the Option Plan, the Option Plan shall terminate ten (10) years from the date upon which the Option Plan was duly adopted by the Compensation Committee. The Compensation Committee may at any time terminate the Option Plan or make such modification or amendment thereof as it deems advisable; provided, however, that
(i) the Compensation Committee may not, without the approval of the stockholders of the company, increase the maximum number of shares for which options and SARs may be granted or change the designation of the class of persons eligible to receive options and SARs under the Option Plan, and (ii) any such modification or amendment of the Option Plan shall be approved by a majority of the stockholders of the company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act (if applicable), applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Option Plan shall not, without the consent of a grantee, affect his or her rights under an option or SAR theretofore granted to him or her.

      Restrictions on ISOs. No ISO's may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the company or any of its subsidiaries unless (i) the option price is at least 110% of the fair market value on the date of grant and (ii) the option by its terms is not exercisable more than 5 years from the date of grant. ISOs granted under the Option Plan may not be granted at a price less than the greater of par value or 100% of the fair market value of the common stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the company). The aggregate fair market value of shares of common stock for which ISOs granted to any employee are exercisable under any Option Plan for the first time by such employee during any calendar year may not exceed $100,000. Options granted under the Option Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the company).

Grants

      As of October 1, 1999, the company has granted options under the Option Plan to purchase 1,062,500 shares. As of the date hereof none of these options have been exercised. In addition, the company has awarded non-plan options and warrants to purchase an aggregate of 1,575,000 shares.

Federal Income Tax Consequences of Option Plan

      The statements in the following paragraphs of the principal federal income tax consequences of awards granted under the 1999 Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex and the discussion below represents only a general summary.

Incentive Stock Options.

      An employee who receives an ISO pursuant to the Option Plan does not recognize any taxable income upon the grant of such option. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by the company from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as a NQSO and will be subject to the rules described below under "Non-Qualified Stock Options, and Stock Appreciation Rights."

      If, after exercising an ISO, an employee disposes of the shares so acquired more than two years from the date of grant and more than one year from the date of transfer of the shares pursuant to the exercise of such ISO (the "applicable holding period"), the employee generally will recognize a capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the

ISO was exercised over the exercise price; the balance of any income received at the time of such disqualifying disposition would be capital gain (provided the employee held such shares as a capital asset at such time). If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

      An employee who exercises an ISO by delivering shares previously acquired pursuant to the exercise of another ISO before the expiration of their applicable holding period is treated as making a "disqualifying disposition" of such shares. Upon the exercise of an ISO with previously acquired shares after the applicable holding period, it appears, despite some uncertainty, that the employee would not recognize gain or loss with respect to such previously acquired shares.

Nonqualified Stock Options and Stock Appreciation Rights.

      An individual who receives a grant of a NQSO or an SAR, will not recognize any taxable income upon such grant. However, the individual generally will recognize ordinary income upon exercise of a NQSO in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

      An individual who exercises a NQSO by delivering common stock, other than common stock previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, will not recognize gain or loss with respect to the exchange of such common stock, even if the fair market value of the shares so delivered is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash.

Consequences to the Company

      The company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the shares acquired upon exercise of an ISO. In the event of a disqualifying disposition of shares acquired upon exercise of an ISO, the company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to the company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

      A federal income tax deduction generally will be allowed to the company in an amount equal to the ordinary income included by the employee with respect to his or her NQSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the company and is reasonable, and the limitations of Sections 280G and 162(m) of the Code do not apply.

Plan Amendment Benefits Table

      As of October 1, 1999 options to purchase an aggregate of 1,062,500 shares of common stock have been issued under the Option Plan. The following table sets forth, to the extent determinable, the benefits or amounts that will be received by the following persons in the year following approval of the Plan Amendment;
(i) the Named Executive Officers; (ii) the current executive officers as a group (four persons); (iii) the current directors who are not executive officers as a group (five persons); (iv) each associate of any director, executive officer or nominee; and (v) all employees, including all current officers who are not executive officers, as a group.

                             PLAN AMENDMENT BENEFITS

                             1996 Stock Option Plan

       Name and Position of Group         Dollar Value ($)(1)    Number of Units
       --------------------------         -------------------    ---------------

Jesse Dylan                                                      Undeterminable
  Chairman of the Board
    and Chief Executive Officer
M. Jay Walkingshaw                                               Undeterminable
  President and Chief Operating Officer
Richard Flynn                                                    Undeterminable
  Chief Financial Officer, Treasurer
  and Secretary
Current Executive Officers as a Group                            Undeterminable
(3 persons) (2)
Current Non-Executive Directors as a                             Undeterminable
Group (2 persons) (3)
Employees (including Non-Executive                               Undeterminable
Officers) (as a group 41 persons)

(1) The dollar value of options and SARs granted under the Option Plan will depend upon (i) in the case of options the spread between the exercise price of the options and the value of the common stock on the date of exercise of the options, and (ii) in the case of SAR's, the spread between the fair market value of the shares on the date of grant and the fair market value on the date of exercise.
(2) The company's current executive officers are comprised of Jesse Dylan, the Chairman of the Board and Chief Executive Officer, M. Jay Walkingshaw, President and Chief Operating Officer and Richard Flynn, Chief Financial Officer. The total number of options which may be issued to the group is not now determinable.
(3) The current non-executive directors are Thomas J. Edelman and Jeffrey Rosen. The total number of options which may be issued to the group is not now determinable.

Proposed Plan Amendment

      On April 30, 1999 the Board resolved to amend Section 2(a) of the Option Plan to read in its entirety as follows:

                           "2. Stock Subject to Plan

      (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, par value of $.01 per share of the company (the "Common Stock") for which options (the "Options") and stock appreciation rights ("SARs") may be granted under the Plan shall be 3,000,000, subject to adjustment as provided in Section 14 hereof."

                           Vote Required for Approval

      Approval of the Plan Amendment requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

The Board of Directors recommends a vote FOR Proposal No. 2

                                 PROPOSAL NO. 3

               APPROVAL OF CONSULTING AGREEMENT WITH JEFFREY ROSEN

      On April 20, 1999, we entered into a consulting agreement with Jeffrey Rosen, one of our non-executive directors, in which Mr. Rosen has agreed to assist us in the structuring of proposed business ventures over and above his services as a director. The term commenced April 20, 1999 and ends June 30, 2000. In consideration for his services, Mr. Rosen was awarded, subject to stockholder approval, warrants to purchase 200,000 shares of common stock at a purchase price of $5.25 per share.

                           Vote Required for Approval

      Approval of the consulting agreement with Jeffrey Rosen requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

The Board of Directors recommends a vote FOR Proposal No. 3

                                 PROPOSAL NO. 4

             APPROVAL OF CONSULTING AGREEMENT WITH THOMAS J. EDELMAN

      On April 8, 1999, we entered into a consulting agreement with Thomas J. Edelman, one of our non-executive directors, in which Mr. Edelman has agreed to assist us in the structuring of proposed business ventures over and above his services as a director. The term commenced April 8, 1999 and ends June 30, 2000, In consideration for his services, Mr. Edelman was awarded, subject to stockholder approval, three year warrants to purchase 100,000 shares of common stock at a purchase price of $5 per share.

                           Vote Required for Approval

      Approval of the consulting agreement with Thomas J. Edelman requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

The Board of Directors recommends a vote FOR Proposal No. 4

                                 OTHER BUSINESS

      Management of the company knows of no other business which will be presented for consideration at the meeting, but should any other matters be brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy in their discretion.

                             INDEPENDENT ACCOUNTANTS

      The consolidated financial statement contained in this proxy statement for the fiscal year ended June 30, 1999, have been audited by Rothstein Kass & Company, P.C., independent public accountants, as stated in their report which is also contained in this proxy statement. We expect representatives of Rothstein, Kass & Company, P.C. to be present at the meeting, where they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             ADDITIONAL INFORMATION

      As required by law, we file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information contain additional information about us. You can inspect and copy these materials at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. For further information concerning the SEC's public reference rooms, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE LATER THAN THE DATE HEREOF, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Any stockholder desiring to present proposals to stockholders at the next Annual meeting of the company must transmit such proposal to the company in writing and such proposal must be received by the Secretary of the company at its offices no later than November 15, 1999. All such proposals should be in compliance with applicable SEC regulations.

                                        By Order of the Board of Directors

                                        Richard Flynn
                                        Chief Financial Officer,
                                        Secretary and Treasurer

   INDEX TO FINANCIAL STATEMENTS OF PARADISE MUSIC & ENTERTAINMENT, INC. AND
                                  SUBSIDIARIES

                                                                      PAGE
                                                                      ----

Report of Independent Auditors                                        F-2

Consolidated Balance Sheet                                            F-3

Consolidated Statements of Operations                                 F-4

Consolidated Statements of Stockholders' Equity                       F-5


Consolidated Statements of Cash Flows                                 F-6 - F-7

Notes to Consolidated Financial Statements                            F-8 - F-16

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Paradise Music & Entertainment, Inc.

We have audited the accompanying consolidated balance sheet of Paradise Music & Entertainment, Inc. and Subsidiaries as of June 30, 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended June 30, 1999 and 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Paradise Music & Entertainment, Inc. and Subsidiaries as of June 30, 1999, and the results of their operations and their cash flows for the years ended June 30, 1999 and 1998, in conformity with generally accepted accounting principles.

Roseland, New Jersey
August 10, 1999, except for Note 14 as to
 which the date is September 24, 1999          Rothstein, Kass & Company, P.C.

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                  June 30, 1999

                                     ASSETS

CURRENT ASSETS:
  Cash                                                         $    930,642
  Accounts receivable                                               810,922
  Prepaid expenses and other current assets                       2,496,106
                                                               ------------

    Total current assets                                                       $  4,237,670

PROPERTY AND EQUIPMENT, net                                                       1,125,316

OTHER ASSETS:
  Security deposits and other                                       307,787
  Deferred acquisition costs                                         95,000
                                                               ------------

                                                                                    402,787
                                                                               ------------

                                                                               $  5,765,773
                                                                               ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accrued payroll and related expenses                         $    491,001
  Accounts payable and accrued expenses                           1,230,716
                                                               ------------

    Total current liabilities                                                  $  1,721,717

COMMITMENTS

STOCKHOLDERS' EQUITY:
  Preferred stock, $.01 par value,
   authorized 5,000,000 shares, none issued
  Common stock, $.01 par value,
   authorized 75,000,000 shares,
   issued and outstanding 5,345,717 shares                           53,457
  Capital in excess of par value                                 11,811,489
  Note receivable, stockholder                                      (70,878)
  Subscription receivable                                          (100,000)
  Accumulated deficit                                            (7,650,012)
                                                               ------------

    Total stockholders' equity                                                    4,044,056
                                                                               ------------

                                                                               $  5,765,773
                                                                               ============

          See accompanying notes to consolidated financial statements.

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                          Years Ended
                                                            June 30,
                                                  ----------------------------
                                                      1999            1998
                                                  ------------    ------------

REVENUES                                          $  9,661,036    $ 13,593,426
                                                  ------------    ------------

OPERATING EXPENSES
  Cost of sales                                      6,305,511       9,761,508
  Marketing, selling, general and administrative     7,101,023       6,828,087
                                                  ------------    ------------
    Total operating expenses                        13,406,534      16,589,595
                                                  ------------    ------------

LOSS FROM OPERATIONS                                (3,745,498)     (2,996,169)

INTEREST INCOME                                         37,569         139,040
                                                  ------------    ------------

LOSS BEFORE INCOME TAXES                            (3,707,929)     (2,857,129)

INCOME TAXES                                             6,000          12,000
                                                  ------------    ------------

NET LOSS                                          $ (3,713,929)   $ (2,869,129)
                                                  ============    ============

BASIC AND DILUTED LOSS PER COMMON SHARE           $      (0.98)   $      (1.29)
                                                  ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
 USED IN COMPUTING BASIC AND DILUTED
 LOSS PER COMMON SHARE                               3,802,805       2,230,042
                                                  ============    ============

          See accompanying notes to consolidated financial statements.

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                                AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                           Common Stock           Capital in                                         Note
                                   ---------------------------     Excess of      Accumulated    Subscription     receivable,
                                      Shares         Amount        Par Value        Deficit       receivable      stockholder
                                   ------------   ------------   ------------    ------------    ------------    ------------
BALANCES, July 1, 1997                2,228,333   $     22,283   $  5,752,317    $ (1,066,954)   $         --    $   (129,600)

COMMON STOCK, issued to
 outside directors and
 executive officer                       16,810            168         39,832

WARRANTS GRANTED FOR                                                   71,017
 SERVICES

INITIAL PUBLIC OFFERING                                                (1,667)
 EXPENSES

NET LOSS                                                                           (2,869,129)
                                   ------------   ------------   ------------    ------------    ------------    ------------

BALANCES, June 30, 1998               2,245,143         22,451      5,861,499      (3,936,083)                       (129,600)

SALES OF COMMON STOCK                 2,276,249         22,763      2,352,600                        (100,000)

COMMON STOCK, issued to
 outside directors, consultants,
 vendors and employees                  824,325          8,243      1,527,892

WARRANTS GRANTED FOR
 SERVICES                                                           2,069,498

PAYMENTS OF NOTE
 RECEIVABLE                                                                                                            58,722

NET LOSS                                                                           (3,713,929)
                                   ------------   ------------   ------------    ------------    ------------    ------------

BALANCES, June 30, 1999               5,345,717   $     53,457   $ 11,811,489    $ (7,650,012)   $   (100,000)   $    (70,878)
                                   ============   ============   ============    ============    ============    ============

          See accompanying notes to consolidated financial statements.

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                              Years Ended June 30,
                                                          --------------------------
                                                              1999           1998
                                                          -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                $(3,713,929)   $(2,869,129)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Depreciation and amortization                             199,727        753,015
    Loss on disposal of branch operation                       89,646
    Provision for returns                                                    588,500
    Common stock issued and warrants granted to outside
     directors, consultants, vendors and employees            867,119        111,017
    Increase (decrease) in cash attributable
     to changes in assets and liabilities:
      Restricted cash                                         464,603       (464,603)
      Accounts receivable                                      (4,335)    (1,342,846)
      Prepaid expenses and other current assets              (141,528)      (200,860)
      Security deposits and other                            (187,707)
      Other assets                                             26,826
      Deferred revenues                                      (266,636)      (234,437)
      Accrued payroll and related expenses                    338,402       (221,991)
      Accounts payable and accrued expenses                   (42,267)     1,383,675
                                                          -----------    -----------

NET CASH USED IN OPERATING ACTIVITIES                      (2,370,079)    (2,497,659)
                                                          -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Payments for property and equipment                        (152,224)    (1,243,932)
  Restricted cash                                             350,000       (350,000)
  Deferred acquisition costs                                  (95,000)
  Note receivable, officer                                     58,722       (129,000)
                                                          -----------    -----------

NET CASH PROVIDED BY (USED IN)
 INVESTING ACTIVITIES                                         161,498     (1,722,932)
                                                          -----------    -----------

NET CASH PROVIDED BY (USED IN)
 FINANCING ACTIVITIES, proceeds from sales
 of common stock, net of expenses                           2,275,363         (1,667)
                                                          -----------    -----------

NET INCREASE (DECREASE) IN CASH                                66,782     (4,222,258)

CASH, beginning of year                                       863,860      5,086,118
                                                          -----------    -----------

CASH, end of year                                         $   930,642    $   863,860
                                                          ===========    ===========

          See accompanying notes to consolidated financial statements.

                      PARADISE MUSIC & ENTERTAINMENT, INC.
                                AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                        Years Ended June 30,
                                                    ---------------------------
                                                        1999           1998
                                                    ------------   ------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION,
 cash paid during the year for income taxes         $         --   $      7,092
                                                    ============   ============

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING
 AND FINANCING ACTIVITIES:

 Conversion of liabilities into common stock        $    481,750   $         --
                                                    ============   ============

 Warrants granted for services                      $  2,256,764   $         --
                                                    ============   ============

          See accompanying notes to consolidated financial statements.

             PARADISE MUSIC & ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS:

         Paradise Music & Entertainment, Inc. ("Paradise") was formed in July 1996. In October 1996, Paradise entered into an exchange agreement (the "Agreement") whereby Paradise exchanged 873,000 shares of common stock in exchange for the outstanding stock of its three original subsidiaries in a transaction accounted for as a pooling of interests. Paradise consists of the following operating subsidiaries: All Access Entertainment Management Group, Inc. ("All Access"), a musical artist management company incorporated in New York, Picture Vision, Inc. ("Picture Vision") a video production company incorporated in Tennessee, John Loeffler Music, Inc. (which operates under the name of Rave Music and Entertainment) ("Rave") a creator of music scores and advertising themes for television and radio, incorporated in New York, Push Records, Inc. ("Push") a record label which was incorporated in Delaware and Straw Dogs Acquisition Corporation (Straw Dogs) (see Note
         14) incorporated in April 1999 in Delaware.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Principles of Consolidation - The consolidated financial statements include the accounts of Paradise and its wholly-owned subsidiaries, All Access, Picture Vision, Rave, Push and Straw Dogs (collectively the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

         Revenue Recognition - Commercial music production revenues and the related production costs are recognized upon acceptance of the music production by the client. Royalty and residual income which relates to musical compositions used in television series are recognized when earned and the amount can be reasonably estimated. All other royalty and residual income is recognized when received as it cannot be reasonably estimated. For projects which are short in duration, (primarily less than one month) video production revenues and related production costs are recorded upon completion of the video. For projects that have a longer term, video production revenues and related production costs are recorded using the percentage-of-completion method which recognizes income as work on the project progresses. In accordance with industry custom, the Company currently operates its music artist management business based on oral agreements with certain artists and customers. Pursuant to these arrangements the Company receives up to 20% of the gross revenues received in connection with artist entertainment related earnings less certain standard industry costs. Record label revenues are recognized in accordance with the provisions of the various distribution agreements. Certain record costs are capitalized as recoverable from future revenues and amortized over the expected life of the records, to the extent there is reasonable assurance that these costs will be recoverable from future sales. The Company is accounting for these costs in accordance with Statement of Financial Accounting Standards ("SFAS") No. 50 "Financial Reporting in the Record and Music Industry."

         Cash - The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not incurred any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

             PARADISE MUSIC & ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

         Property and Equipment - Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization is computed as follows:

                                                Estimated
                       Asset                   Useful Lives     Principal Method
                       -----                   ------------     ----------------

         Furniture, fixtures and equipment        5-7 Years       Straight-line
         Leasehold improvements               Term of Lease       Straight-line

         Deferred acquisition costs - Costs incurred with the potential acquisition of a business are capitalized and included with the cost of the acquisition, upon closing. Costs incurred on acquisitions not consummated are expensed when it is determined that the transaction will not be consummated.

         Income Taxes - The Company complies with SFAS No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to financial reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce the deferred income tax assets to the amount expected to be realized.

         Loss Per Common Share - The Company complies with statement of Financial Accounting Standards ("SFAS") 128, "Earnings Per Share", which requires dual presentation of basic and diluted earnings per share for all periods presented. Basic earnings per share excludes dilution and is computed by dividing loss available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Diluted loss per common share is the same as basic loss per common share for the years ended June 30, 1999 and 1998. Unexercised stock options to purchase 1,062,500 and 144,000 shares of the Company's common stock at June 30, 1999 and 1998 respectively were not included in the computations of diluted earnings per common share because their effect would have been antidilutive as a result of the Company's losses.

         Fair Value of Financial Instruments - The fair value of the Company's assets and liabilities which qualify as financial instruments under SFAS No. 107 "Disclosures about fair value of financial instruments," approximate the carrying amounts presented in the consolidated balance sheet.

         Use of Estimates - The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

             PARADISE MUSIC & ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - PREPAID EXPENSES AND OTHER CURRENT ASSETS:

         At June 30, 1999, prepaid expenses and other current assets consists of the following:

            Prepaid consulting costs                             $2,136,684
            Prepaid advances                                        312,793
            Other current assets                                     46,629
                                                                 ----------

                                                                 $2,496,106
                                                                 ==========

NOTE 4 - PROPERTY AND EQUIPMENT:

         At June 30, 1999, property and equipment consists of the following:

            Furniture, fixtures and equipment                    $  662,555
            Leasehold improvements                                  886,750
                                                                 ----------
                                                                  1,549,305
            Less accumulated depreciation and amortization          423,989
                                                                 ----------

                                                                 $1,125,316
                                                                 ==========

NOTE 5 - NOTE RECEIVABLE, STOCKHOLDER:

         The Company has a promissory note receivable with a stockholder/officer which provided for borrowings of approximately $129,000, bearing interest at 8.5% per annum. The promissory note is collateralized by 200,000 shares of the officers' common stock of the Company and provides for mandatory repayments as defined in the note.

NOTE 6 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

         At June 30, 1999, accounts payable and accrued expenses consists of the following:

            Accounts payable                                     $  866,029
            Accrued rent                                            214,840
            Other                                                   149,847
                                                                 ----------

                                                                 $1,230,716
                                                                 ==========

             PARADISE MUSIC & ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - INCOME TAXES:

         The provision for income taxes consists of state and city taxes.

         At June 30, 1999, the Company recorded deferred federal, state and city income tax assets aggregating approximately $3,266,000 arising from net operating loss carryforwards. A valuation allowance in the same amount has been recorded, since management has no assurance that the tax benefit will be realized.

         At June 30, 1999, the Company has federal and New York State and City net operating loss carryforwards of approximately $7,547,000 and $7,614,000 respectively, which expire beginning in 2012.

         The following reconciles income tax benefit computed at the federal statutory rate to the actual provision for income taxes.

                                                                Years Ended
                                                                  June 30,
                                                             -----------------

                                                              1999       1998
                                                             ------     ------

            Tax benefit computed
             at federal statutory rate                       (34.00)%   (34.00)%
            Valuation allowance                               34.00      34.00
                                                             ------     ------

                                                                 --%        --%
                                                             ======     ======

NOTE 8 - COMMITMENTS:

         The Company has leases for office facilities which expire in various years through July 2007. Rent expense for the years ended June 30, 1999 and 1998 was approximately $247,000 and $322,000, respectively.

         The aggregate future minimum annual rental payments are as follows:

            Year ending June 30,
                      2000                                           $ 297,000
                      2001                                             272,000
                      2002                                             270,000
                      2003                                             307,000
                      2004                                             310,000
            Thereafter                                                 956,000
                                                                   -----------
                                                                   $ 2,412,000
                                                                   ===========

             PARADISE MUSIC & ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - COMMITMENTS (CONTINUED):

         In June 1999, the Company entered into an oral agreement for consulting services relating to restructuring, recapitalization and operations. The agreement requires monthly payments of $33,333 per month through December 1999.

         In April 1999, the Company entered into a consulting agreement with a consultant. The consultant will assist the Company through June 30, 2000 in a range of areas including identifying acquisition targets, structuring transactions, employment issues and financings to support the Company's growth and operations. As compensation for these services, the consultant received 200,000 shares of restricted common stock (which were subsequently registered with the Securities and Exchange Commission in July) and three-year warrants to purchase 800,000 shares of common stock at the following prices: 100,000 at $5.00 per share, 150,000 at $6.00 per share, 150,000 at $7.00 per share, 150,000 at $8.00 per share, 125,000 at $9.00 per share and 125,000 at $10.00 per share (see Note 10). The Company valued the warrants and stock issued at approximately $2,389,000. At June 30, 1999, approximately $1,939,000 remains unamortized.

         During the year ended June 30, 1999, four executives of the Company were being compensated based upon an employment modification agreement entered into in September 1998. This agreement modified existing employment agreements for the four executives and provided for base compensation and certain bonuses as provided in the agreement. For the years ended June 30, 1999 and 1998, approximately $1,391,000 and $1,480,000 has been expensed under these employment agreements.

         During the year, the Company entered into consulting agreements with various consultants for professional and financial services. The consultants will be compensated for their services through the issuance of an aggregate of 495,000 warrants to purchase the Company's common stock. The warrants typically vest after one year and have exercise prices ranging from $4.00 to $10.00 per share. The warrants were valued at approximately $240,000. As of June 30, 1999, approximately $35,000 was expensed under these agreements.

         The Company has agreed to pay each of its outside directors $18,000 per year, payable quarterly in the Company's common stock valued on the last day of the applicable quarter. During 1999 and 1998, the Company charged to operations $45,000 and $23,500, respectively, pursuant to this agreement.

         In April 1999, the Company entered into agreements for financial consulting services related to proposed acquisitions and other special projects with its outside Board members. The agreements expire in June 2001 and require the Company to issue an aggregate of 300,000 warrants to purchase the Company's common stock at exercise prices ranging from $5.00 to $5.25 per share. The warrants vest after one year and expire in two years. The warrants were valued at approximately $123,000 and as of June 30, 1999 approximately $10,000 was expensed under these agreements.

NOTE 9 - ECONOMIC DEPENDENCY:

         Approximately $5,340,000 and $7,705,000 of television and film production revenues for the years ended June 30, 1999 and 1998, respectively, were derived from four and three customers respectively. Approximately $2,806,000 of recorded music and artist management revenues for the year ended June 30, 1998 was derived from three customers. At June 30, 1999 and 1998, approximately $122,000 and $96,000, respectively was owed in the aggregate to the Company related to these revenues.

             PARADISE MUSIC & ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS' EQUITY:

          In December 1998, investors represented by Cassandra Group, Inc., a registered investment advisor ("Cassandra"), purchased 2,000,000 shares of common stock at a price of $1 per share or $2,000,000 in the aggregate. The Company also raised $200,000 in December 1998 through the sale of 200,000 shares to unaffiliated investors, at $1 per share.

          In February 1999, the Company sold 10,000 shares of common stock to a partner of the Company's outside legal counsel for $3 per share. In addition, in February 1999, the Company issued to two of its executive officers options to purchase an aggregate of 600,000 shares of the Company's common stock under the Company's option plan, at an exercise price of $5 per share expiring in three years.

          In April 1999, the Company issued 200,000 shares of restricted common stock to a consultant pursuant to an agreement whereby the consultant will provide various services to the Company through June 30, 2000 (see Note 8).

          In connection with an employment agreement, the Company issued options to purchase 100,000 shares of common stock which vested immediately exercisable at $3.00 per share and in July 1999 issued options to purchase 250,000 shares of common stock which vested immediately exercisable at $4.50 per share to an employee. The Company recorded an expense of $100,000 related to this transaction.

NOTE 11 - STOCK OPTIONS:

          On October 8, 1996, the Board of Directors adopted and the stockholders approved the Option Plan. The Option Plan provides for the granting of incentive stock options ("ISOs") within the meaning of
          Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("NQSOs") and/or Stock Appreciation Rights (SARs) to certain directors, agents and employees of, and consultants to the Company. The purpose of the Option Plan is to attract and retain exemplary employees, agents, consultants and directors. Options and SARs granted under the Option Plan may not be exercisable for terms in excess of 10 years from the date of grant. In addition, no options or SARs may be granted under the Option Plan later than 10 years after the Option Plan's effective date. The total number of shares of Common Stock with respect to which options and SARs will be granted under the Option Plan is 1,500,000. The shares subject to and available under the Option Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose. Any shares subject to an option or SAR that terminates, expires or lapses for any reason, and any shares purchased pursuant to an option and subsequently repurchased by the Company pursuant to the terms of the option, shall again be available for grant under the Option Plan. At June 30, 1999 and 1998, options under the Option Plan to purchase 1,027,500 and 109,000 shares of common stock are outstanding, none of which have been exercised.

          In addition, the Board of Directors approved the adoption of the Outside Directors Stock Option Program (the "Program"). The Program provides for the granting of an aggregate of 100,000 stock options to eligible directors of the Company (as defined in the Program). Each eligible director shall receive 5,000 stock options per annum, subject to adjustment, for their services on the Board on each July 1, that they are serving as an eligible director. The options are exercisable at the fair market value of the common stock on the last date preceding the date of grant. The Program further provides that the maximum term of the stock options may not exceed 5 years and the stock options may be exercised at any time for a period of 5 years after the date of grant. At June 30, 1999 and 1998, options to purchase 35,000 shares of common stock were outstanding, none of which have been exercised.

             PARADISE MUSIC & ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - STOCK OPTIONS (CONTINUED):

          The activity in the Option Plan and the Program are as follows:

                                                                     Price
                                                                   Per Share
                                                 Number of       ------------
                                                  Options            Range
                                               ------------      ------------
            Balance outstanding,
             July 1, 1997                            35,000      $       6.00

            Granted                                 117,500       3.31 - 6.00

            Cancelled                                 8,500              4.03
                                               ------------      ------------

            Balance outstanding,
             June 30, 1998                          144,000       3.31 - 6.00

            Granted                               1,000,000       2.06 - 5.25

            Cancelled                                81,500       2.06 - 6.00
                                               ------------      ------------

            Balance outstanding,
             June 30, 1999                        1,062,500      $2.06 - 6.00
                                               ============      ============

            Exercisable
             June 30, 1999                          792,500      $2.06 - 6.00
                                               ============      ============

          The Company has adopted the disclosure requirements of SFAS No. 123, "Accounting for Stock-Based Compensation". The Company applies Accounting Principles Board Opinion No. 25 and related interpretations in accounting for its Option Plan and Program. Had compensation for the Company's stock options been determined based on the fair value at the grant dates, consistent with the provisions of SFAS No. 123, the Company's consolidated net loss and loss per common share would have been adjusted to the pro forma amounts indicated below:

                                                          Years Ended June 30,
                                                      --------------------------
                                                          1999          1998
                                                      ------------  ------------

            Net loss:
             As reported                              $(3,713,929)  $(2,869,129)
             Pro forma                                 (4,205,673)   (2,975,323)

            Basic and diluted loss per comon share:
             As reported                              $     (0.98)  $     (1.29)
             Pro forma                                      (1.11)        (1.33)

             PARADISE MUSIC & ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - STOCK OPTIONS (CONTINUED):

          The fair value of each option grant is estimated on the grant date using the Black-Scholes option pricing model with the following assumptions for grants for the years ended June 30, 1999 and 1998: risk-free interest rate 5.0% and 6.0%, respectively, no dividend yield, expected life of 5 years and expected volatility of 115.2% and 44.0% percent, respectively.

NOTE 12- RETIREMENT PLANS

          Profit Sharing Plan

          Effective July 1, 1997, the Company formed a Profit Sharing Plan (the "Plan") covering substantially all employees who meet certain eligibility requirements. The Company can contribute, on a discretionary basis, up to 3% of the employees base salary to the Plan. For the years ended June 30, 1999 and 1998, profit sharing expense was $13,000 and $38,000.

          401(k) Plan

          Effective July 1, 1997, the Company formed a 401(k) plan covering substantially all employees. Employees can contribute up to 15% of their annual base salary, not to exceed $10,000 in 1999 and 1998. The Plan does not provide for a Company match.

NOTE 13- INFORMATION CONCERNING BUSINESS SEGMENTS

          The Company adopted SFAS 131, "Disclosures About Segments of an Enterprise and Related Information ", effective July 1, 1998. SFAS 131 requires disclosures of segment information on the basis that is used internally for evaluating segment performance and deciding how to allocate resources to segments.

          Segment information listed below reflects the two principal business units of the Company during the year ended June 30, 1999 and 1998. Each segment is managed according to the products or services provided to the respective customers and segment information is reported on the basis of reporting to the Company's Chief Operating Decision Maker
          (CODM).

          Year ended June 30, 1999:

                                   Recorded      Television &
                                Music & Artist       Film
                                  Management      Production     Corporate    Consolidated
                                --------------   ------------   -----------   ------------
Revenues                         $ 1,158,701      $ 8,502,335   $        --    $ 9,661,036
Interest income                          108           24,186        13,275         37,569
Depreciation and amortization         22,859           41,908       134,960        199,727
Pre tax income (loss)             (1,298,166)         446,399    (2,856,162)    (3,707,929)
Additions to long lived assets         5,794           41,653       104,777        152,224
Total assets                         573,752        1,592,603     3,599,418      5,765,773

             PARADISE MUSIC & ENTERTAINMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - INFORMATION CONCERNING BUSINESS SEGMENTS (CONTINUED):

          Year ended June 30, 1998:

                                   Recorded      Television &
                                Music & Artist       Film
                                  Management      Production     Corporate    Consolidated
                                --------------   ------------   -----------   ------------
Revenues                         $  3,099,084    $ 10,494,342   $        --   $ 13,593,426
Interest income                         1,915          21,669       115,456        139,040
Depreciation and amortization         657,815          41,113        54,087        753,015
Pre tax income (loss)              (1,948,719)        348,230    (1,256,640)    (2,857,129)
Additions to long lived assets         75,334         139,882     1,028,716      1,243,932
Total assets                          671,895       1,682,889     1,767,051      4,121,835

NOTE 14 - SUBSEQUENT EVENTS:

          In July 1999, investors represented by Cassandra, purchased 970,880 shares of common stock at a price of $4.25 per share or $4,126,240 in the aggregate. The Company subsequently registered these shares in addition to 266,500 shares previously unregistered of common stock with the Securities and Exchange Commission.

          Effective as of July, 1999 the Company employed an individual to function as Chairman and Chief Executive Officer of the Company at a rate of $750,000 per year. Upon the consumation of the Straw Dogs acquisition such employment will be represented by an employment agreement which provides for this salary rate plus 750,000 shares of common stock under the option plan at $5.00 per share. These options vest ratably over a three year period.

          The board of directors has approved, subject to stockholder approval, the increase of shares of common stock available for issuance under the option plan to 5,000,000 shares.

                   INDEX TO FINANCIAL STATEMENTS OF STRAW DOGS

                                                                      PAGE
                                                                      ----

Report of Independent Auditors                                        F-18

Combined Balance Sheets                                               F-19

Combined Statements of Income and Comprehensive Income                F-20

Combined Statements of Stockholder's and Members' Equity              F-21

Combined Statements of Cash Flows                                     F-22-F-23

Notes to Combined Financial Statements                                F-24-F-27

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors, Members  and Stockholder
Consolidated Entertainment, LLC, (d/b/a Straw Dogs) and Spur & Buckle, Inc.

We have audited the accompanying combined balance sheets of Consolidated Entertainment, LLC, (d/b/a Straw Dogs) and Spur & Buckle, Inc. as of June 30, 1999 and 1998, and the related combined statements of income and comprehensive income, stockholder's and members' equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Companies' managements. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Consolidated Entertainment, LLC, (d/b/a Straw Dogs) and Spur & Buckle, Inc. as of June 30, 1999 and 1998, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                                Rothstein, Kass & Company, P.C.

Roseland, New Jersey
August 30, 1999, except for Note 7
as to which the date is September 24, 1999

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                             COMBINED BALANCE SHEETS
                             June 30, 1999 and 1998

                                                              1999         1998
                                                           ----------   ----------
                                     ASSETS

CURRENT ASSETS:
 Cash                                                      $   19,318   $   10,370
 Marketable securities                                        140,625
 Accounts receivable                                        1,525,449    1,446,258
 Prepaid expenses and other current assets                    118,513       98,095
                                                           ----------   ----------
  Total current assets                                      1,803,905    1,554,723
                                                           ----------   ----------

PROPERTY AND EQUIPMENT, net                                   710,050       91,612
                                                           ----------   ----------

OTHER ASSETS:
 Due from affiliate                                           693,958       34,954
 Due from officer                                              80,000       33,000
 Intangible assets                                            135,572      143,641
 Security deposits                                             35,110       22,206
                                                           ----------   ----------
                                                              944,640      233,801
                                                           ----------   ----------
                                                           $3,458,595   $1,880,136
                                                           ==========   ==========

               LIABILITIES AND STOCKHOLDER'S AND MEMBERS' EQUITY

CURRENT LIABILITIES:
 Due to bank                                               $  987,418   $  240,699
 Accounts payable                                             413,315      413,178
 Accrued expenses and other current liabilities             1,067,738      487,771
 Capital lease obligation                                      10,905       17,570
                                                           ----------   ----------
  Total current liabilities                                 2,479,376    1,159,218
                                                           ----------   ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
 Common stock, no par value, authorized 1,000,000 shares,
  issued and outstanding 1,000 shares                           1,000        1,000
 Retained earnings                                            239,113      227,197
                                                           ----------   ----------
   Total stockholder's equity                                 240,113      228,197
                                                           ----------   ----------

MEMBERS' EQUITY:
 Equity                                                       623,481      492,721
 Accumulated other comprehensive income                       115,625
                                                           ----------   ----------
  Total members' equity                                       739,106      492,721
                                                           ----------   ----------
  Total stockholder's and members' equity                     979,219      720,918
                                                           ----------   ----------
                                                           $3,458,595   $1,880,136
                                                           ==========   ==========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

             COMBINED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                                                          Years Ended
                                                            June 30,
                                                   -------------------------
                                                       1999          1998
                                                   -----------   -----------

REVENUES                                           $19,806,393   $ 7,655,848
                                                   -----------   -----------

OPERATING EXPENSES
 Production costs                                   15,674,362     5,447,169
 Sales expenses                                        637,416       221,439
 General and administrative expenses                 2,727,994     1,294,777
                                                   -----------   -----------
  Total operating expenses                          19,039,772     6,963,385
                                                   -----------   -----------

INCOME FROM OPERATIONS                                 766,621       692,463

OTHER INCOME                                             1,617         1,382
                                                   -----------   -----------

NET INCOME                                         $   768,238   $   693,845
                                                   ===========   ===========

COMPREHENSIVE INCOME
 NET INCOME                                        $   768,238   $   693,845
 OTHER COMPREHENSIVE INCOME,
   Unrealized gain on marketable securities            115,625
                                                   -----------   -----------

COMPREHENSIVE INCOME                               $   883,863   $   693,845
                                                   ===========   ===========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

             COMBINED STATEMENTS OF STOCKHOLDER'S AND MEMBERS' EQUITY

                                                                                           Total
                                                                         Accumulated    Stockholder's
                                                                            Other           and
                                   Common      Retained     Members'    Comprehensive     Members'
                                    Stock      Earnings      Equity         Income         Equity
                                 ----------   ----------   ----------   -------------   -------------
BALANCES, July 1, 1997             $  1,000   $   74,149   $       --     $       --     $   75,149

MEMBER LOANS PAYABLE
 CONTRIBUTED TO
 MEMBERS' EQUITY                                               62,610                        62,610

MEMBERS' WITHDRAWALS                                          (18,389)                      (18,389)

DIVIDENDS PAID                                   (92,297)                                   (92,297)

NET INCOME                                       245,345      448,500                       693,845
                                 ----------   ----------   ----------     ----------     ----------

BALANCES, June 30, 1998               1,000      227,197      492,721                       720,918

MEMBER LOANS PAYABLE
 CONTRIBUTED TO
 MEMBERS' EQUITY                                                4,193                         4,193

MEMBERS' WITHDRAWALS                                         (629,755)                     (629,755)

NET INCOME                                        11,916      756,322                       768,238

OTHER COMPREHENSIVE INCOME,
 Unrealized gain on marketable
 securities                                                                  115,625        115,625
                                 ----------   ----------   ----------     ----------     ----------

BALANCES, June 30, 1999            $  1,000   $  239,113   $  623,481     $  115,625     $  979,219
                                 ==========   ==========   ==========     ==========     ==========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                        COMBINED STATEMENTS OF CASH FLOWS

                                                                      Years Ended June 30,
                                                                   --------------------------
                                                                       1999           1998
                                                                   -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                       $   768,238    $   693,845
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                                       81,429         12,707
    Interest expense credited to loan payable, officer                   4,193          1,338
    Increase (decrease) in cash attributable
     to changes in assets and liabilities:
      Increase in accounts receivable                                  (79,191)    (1,446,258)
      Increase in prepaid expenses and other current assets            (20,418)       (92,921)
      Increase in accounts payable                                         137        413,178
      Increase in accrued expenses and other current liabilities       579,967        487,771
                                                                   -----------    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                            1,334,355         69,660
                                                                   -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of marketable securities                                    (25,000)
  Purchases of property and equipment                                 (680,543)       (74,652)
  Advances to affiliate                                               (659,004)       (34,954)
  Advances to officer                                                  (47,000)       (33,000)
  Payments for organizational costs                                    (11,255)       (50,430)
  Payments for security deposits                                       (12,904)       (22,206)
  Acquisition of business                                                            (100,000)
                                                                   -----------    -----------

NET CASH USED IN INVESTING ACTIVITIES                               (1,435,706)      (315,242)
                                                                   -----------    -----------

CASH FLOWS FROM FINANCING ACTIVIITES:
  Increase in due to bank                                              746,719        240,699
  Payments on capital lease obligation                                  (6,665)        (4,241)
  Dividends paid                                                                      (92,297)
  Advances from member                                                                 61,272
  Members' capital withdrawals                                        (629,755)       (18,389)
                                                                   -----------    -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES                              110,299        187,044
                                                                   -----------    -----------

NET INCREASE (DECREASE) IN CASH                                          8,948        (58,538)

CASH, beginning of year                                                 10,370         68,908
                                                                   -----------    -----------

CASH, end of year                                                  $    19,318    $    10,370
                                                                   ===========    ===========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                  COMBINED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                         Years Ended June 30,
                                                      -------------------------
                                                          1999          1998
                                                      -----------   -----------

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING
  AND FINANCING ACTIVITIES:

  Member loans payable contributed to members' equity $     4,193   $    62,610
                                                      ===========   ===========

  Equipment recorded under capital lease obligation   $        --   $    21,811
                                                      ===========   ===========

            See accompanying notes to combined financial statements.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Nature of Operations - Consolidated Entertainment, LLC, (d/b/a Straw
         Dogs) a television commercial production company and Spur & Buckle, Inc. a motion picture development company (collectively the "Company") are located in the United States.

         Basis of Combination - The combined financial statements of the Company include the accounts of Consolidated Entertainment, LLC, (d/b/a Straw
         Dogs), a limited liability company, as of June 30, 1999 and 1998 and for the year ended June 30, 1999 and the period February 14, 1998 (date of inception) through June 30, 1998, and its affiliate through common majority ownership, Spur & Buckle, Inc. as of June 30, 1999 and 1998 and for the years then ended. All significant intercompany transactions and balances have been eliminated in combination.

         Fair Value of Financial Instruments - The fair value of the Company's assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107 approximates the carrying amounts presented in the combined balance sheets.

         Marketable Securities - The Company's marketable securities consist of common stock. The securities are classified as available-for-sale and are reported at their fair values as provided for under Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Available-for-sale securities are carried at fair value with the unrealized gains reported as a component of other comprehensive income.

         Property and Equipment - Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over estimated useful lives of 5 years or the term of the respective lease.

         Intangible Assets - Organizational costs are amortized on a straight-line basis over 5 years.

         Goodwill represents the excess of cost over the fair market value of net assets of an acquired business and is being amortized over 15 years. The Company monitors the cash flows of the acquired operations to assess whether any impairment of recorded goodwill has occurred.

         Revenue Recognition - Revenue is recognized in the month in which the production is filmed. Revenue for services is recognized as the services are performed.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Income Taxes - The stockholder of Spur & Buckle, Inc. has elected to treat the Company as an "S" Corporation for federal and state income tax purposes. Accordingly, the individual stockholder is liable for tax on corporate income and receives the benefit of corporate loss.

         Consolidated Entertainment, LLC (d/b/a Straw Dogs) is a limited liability company. Therefore, the members are liable for tax on income and receive the benefit of losses. Effective January 1, 1999 Consolidated Entertainment, LLC (d/b/a Straw Dogs) elected to be taxed as an "S" Corporation for federal and state income tax purposes.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 - ACQUISITION:

         In February 1998, Consolidated Entertainment, LLC acquired Straw Dogs for a purchase price of $100,000, which was allocated to goodwill.

NOTE 3-  PROPERTY AND EQUIPMENT:

         Property and equipment consist of the following as of June 30, 1999 and 1998:

                                                       1999         1998

            Computer equipment                      $   71,127   $  45,863
            Office furniture and fixtures              192,842      26,004
            Video vault equipment                       35,910      24,596
            Leasehold improvements                     477,127
                                                    ----------------------
                                                       777,006      96,463
            Less accumulated depreciation
             and amortization                           66,956       4,851
                                                    ----------------------

                                                    $  710,050   $  91,612
                                                    ======================


NOTE 4-  INTANGIBLE ASSETS:

         Intangible assets consist of the following as of June 30, 1999 and 1998:

                                                       1999         1998

            Organizational costs                    $   62,752   $  52,030
            Goodwill                                   100,000     100,000
                                                    ----------------------
                                                       162,752     152,030
            Less accumulated amortization               27,180       8,389
                                                    ----------------------

                                                    $  135,572   $ 143,641
                                                    ======================

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 5 - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES:

         At June 30, 1999 and 1998, accrued expenses and other current liabilities consist of the following:

                                                 1999           1998

            Accrued sales commissions         $   109,907    $   78,854
            Accrued production  costs             364,557       151,986
            Accrued director compensation         496,245       215,082
            Accrued insurance                      50,619        32,479
            Other                                  46,410         9,370
                                              -------------------------

                                              $ 1,067,738    $  487,771
                                              =========================

NOTE 6 - DUE TO BANK:

         Consolidated Entertainment, LLC has an informal agreement with a bank, which allows the Company to overdraft its bank account, which bears interest at 3% above the prime lending rate (7.75% at June 30, 1999).

NOTE 7 - RELATED PARTY:

         The Company has advanced amounts to an officer and an affiliate, which are non-interest bearing and have no specified repayment terms.

         On September 24, 1999, the Company entered into an agreement to sell the net assets of Straw Dogs and 100% of the stock of Spur & Buckle, Inc. to Paradise Music & Entertainment, Inc. (Paradise) for an aggregate of 1,441,000 shares of Paradise's common stock. The transaction is pending stockholder approval by Paradise's stockholders in addition to other customary closing conditions. The agreement provides for, among other things, advances to the affiliate (a real estate company owned by the members of the Company) of approximately $700,000, to be partially repaid with the net capital of the Company prior to the consummation of the sale. In addition, the affiliate is in the process of refinancing the real estate owned and the proceeds of this refinancing, not to exceed $500,000, will be used for repayment of these advances. The remaining balance will be represented by a promissory note. The note will require monthly payments of principal and interest.

NOTE 8 - COMMITMENTS AND CONTINGENCIES:

         The Company has various employment agreements with directors, which expire through November 15, 1999, and provide for compensation aggregating up to $86,000 per diem plus additional and special compensation as defined in the agreements. One of the agreements provides for a minimum annual guaranteed compensation of $150,000. For the years ended June 30, 1999 and June 30, 1998, approximately $4,175,000 and $1,020,000, respectively have been expensed under these agreements. These costs are included in production costs.

                        CONSOLIDATED ENTERTAINMENT, LLC,
                   (d/b/a STRAW DOGS) AND SPUR & BUCKLE, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 8 - COMMITMENTS AND CONTINGENCIES (CONTINUED):

         Spur & Buckle, Inc. has an employment agreement with its key officer. The agreement provides for the officer to earn all amounts received by the employer which are attributable to the services of the employee, less all business expenses attributable to the development, production, realization and collection of such amounts. For the years ended June 30, 1999 and 1998, approximately $755,000 and $695,000 respectively, was charged to operations pursuant to this agreement.

         The Company is a defendant in various lawsuits related to matters arising in the normal course of business. It is the opinion of management that the disposition of these lawsuits will not individually or in the aggregate materially adversely affect the combined financial position, results of operations or cash flows of the Company.

         The Company leases space for its Los Angeles office on a monthly basis and its New York office, which expires in 2001. The leases provide for minimum annual rent plus adjustments for increases in the Consumer Price Index and certain expenses over base period amounts. Aggregate future minimum rental payments are as follows:

            Year ending June 30,
                  2000                                    $    50,400
                  2001                                         50,400
                  2002                                          4,200
                                                          -----------

                                                          $   105,000
                                                          ===========

         Rent expense for the years ended June 30, 1999 and 1998 was approximately $190,000 and $55,000, respectively.

NOTE 9 - MAJOR CUSTOMERS:

         Approximately $2,900,000 of commercial production revenues for the year ended June 30, 1998 was derived from three advertising agencies, each of which exceeded 10% of the Company's revenues.

                                                                      Appendix A

--------------------------------------------------------------------------------

                            ASSET PURCHASE AGREEMENT


                                  by and among

                      PARADISE MUSIC & ENTERTAINMENT, INC.

                          STRAW DOGS ACQUISITION CORP.

                         CONSOLIDATED ENTERTAINMENT, LLC

                                   JESSE DYLAN

                                       and

                                  CRAIG RODGERS



--------------------------------------------------------------------------------

                            Dated September 24, 1999

                            ASSET PURCHASE AGREEMENT

            ASSET PURCHASE AGREEMENT (the "Agreement") dated September 24, 1999 (the "Execution Date") by and among PARADISE MUSIC & ENTERTAINMENT CORP., a Delaware corporation ("Paradise"); STRAW DOGS ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of Paradise (the "Purchaser"); CONSOLIDATED ENTERTAINMENT, LLC, a California limited liability company (the "Company"), JESSE DYLAN ("Dylan") and CRAIG RODGERS ("Rodgers"; together with Dylan, collectively, the "Owners" and individually an "Owner").

                              W I T N E S S E T H :

      WHEREAS, the Company is in the business of producing television commercials;

      WHEREAS, the Company wishes to transfer, and the Purchaser wishes to acquire substantially all of the assets of the Company, subject to substantially all of the Company's liabilities, in a tax-free reorganization as described in ss. 368(a)(1)(C) of the Internal Revenue Code, upon the terms and subject to the conditions of this Agreement; and

      WHEREAS, the Owners together own 100% of the ownership interests of the Company and are actively involved in managing the business of the Company and accordingly are in a position to make certain representations, warranties and covenants in respect of the Company.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                    ARTICLE I

                                 SALE OF ASSETS

      Section 1.1 Assets Transferred. On the terms and subject to the conditions set forth in this Agreement, except for the Excluded Assets set forth in Section
1.2 below, the Company will sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser will purchase, on the Closing Date (as defined in Section 2.2), all of the Company's right, title and interest in, to and under the following assets, properties and rights of the Company, as the same exist on the Effective Date (as defined in Section 2.2), (collectively, the "Assets"), which Assets constitute substantially all of the assets of the Company, free and clear of all mortgages, liens, security interests, encumbrances, claims, charges and restrictions of any kind or character (collectively, "Liens") except for the Liens set forth on Schedule 3.6 which the Purchaser has agreed to accept as indicated on such Schedule:

      (i) Balance Sheet Assets. All of the assets, properties and rights of the Company reflected on the Balance Sheet referred to in Section 3.4, as modified or changed between the Balance Sheet Date (as defined in Section 3.4) and the Effective Date without violation of the provisions of Section
      3.23 (the "Balance Sheet Assets");

      (ii) Cash. All cash on hand or in bank deposits, and all certificates of deposit (the "Cash");

      (iii) Real Property Leases. (A) The real property leases, subleases, licenses and other occupancy agreements listed on Schedule 3.7.2 as to which the Company is the lessor or sublessor and (B) the real property leases, subleases, licenses and other occupancy agreements listed on
      Schedule 3.7.2 as to which the Company is the lessee or sublessee, together with any options to purchase the underlying property and leasehold improvements thereon, and in each case all other rights, subleases, licenses, permits, deposits and profits appurtenant to or related to such leases, subleases, licenses and other occupancy agreements (the leases, subleases, licenses and other occupancy agreements described in subclauses (A) and (B) are collectively referred to herein as the "Real Property Leases");

      (iv) Inventory. All inventories of work-in-process, active job orders, office and other supplies, and other accessories related thereto, which are used or held for use by the Company, together with all rights of the Company against suppliers of such inventories (the "Inventory");

      (v) Accounts Receivable. All trade accounts receivable and all notes, bonds and other evidences of indebtedness of and rights to receive payments arising out of sales, including without limitation, any rights of the Company with respect to any third party collection procedures or any other actions or proceedings which have been commenced in connection therewith, together with the proceeds in respect of any such accounts receivable (the "Accounts Receivable");

      (vi) Tangible Personal Property. All furniture, fixtures, equipment, machinery and other tangible personal property (other than Inventory), including without limitation, but not limited to the items listed on
      Schedule 1.1(vi), including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person (as defined in Section 12.4) (the "Tangible Personal Property");

      (vii) Personal Property Leases. (A) The leases or subleases of Tangible Personal Property (including but not limited to those listed on Schedule 3.8) as to which the Company is the lessor or sublessor and (B) the leases of Tangible Personal Property (including but not limited to those listed on Schedule 3.8) as to which the Company is the lessee or sublessee, together with any options to purchase the underlying property (the leases and subleases described in subclauses (A) and (B) are collectively referred to herein as the "Personal Property Leases");

      (viii) Client List. The Company's current and prospective client list and customer data (the "Client List");

      (ix) Contracts. All of the Company's existing agreements, commitments, leases, licenses, evidences of indebtedness, mortgages, indentures, security agreements, instruments or other contracts (other than the Real Property Leases, the Personal Property Leases, Licenses (as defined below) and the Accounts Receivable) to which the Company is a party, including without limitation, contracts with clients (and the right to service such clients), purchase orders and the other agreements listed on Schedule 3.8 other than any agreement by and between the Owners and the Company (the "Contracts");

      (x) Prepaid Expenses. All prepaid expenses, other than prepaid insurance on policies not being transferred hereunder (the "Prepaid Expenses");

      (xi) Intangible Personal Property. All Intellectual Property (as defined in Section 3.14 below), used or held for use by the Company (including the Company's goodwill therein) and all rights, privileges, claims, causes of action and options relating or pertaining to the business of the Company or the Assets, including but not limited to the name "Straw Dogs" (or any variations thereof) (the "Intangible Personal Property");

      (xii) Licenses. All licenses, permits and other governmental certificates, authorizations and approvals, including applications therefor (the "Licenses");

      (xiii) Security Deposits. All security deposits deposited by or on behalf of the Company as lessee or sublessee under the Real Property Leases or other security deposits relating to the Company's business (the "Security Deposits");

      (xiv) Books and Records. All books and records of the Company, including but not limited to financial statements, journals, ledgers, correspondence, customer records, employment records for current employees, books of account and accountant's and attorney's work product (excluding any property of the accountants and attorneys);

      (xv) Goodwill. All of the goodwill associated with the Company's business (the "Goodwill");

      (xvi) Insurance Policies. All of the Company's Insurance Policies listed on Schedule 3.13 (the "Insurance Policies"); and ;

      (xvii) Other Assets. All other assets and properties of every kind and nature owned or held by the Company, or in which the Company has an interest, known or unknown, fixed, unfixed, choate or inchoate, accrued, absolute, contingent, or otherwise, whether or not specifically referred to in this Agreement (the "Other Assets").

      Section 1.2 Excluded Assets. Notwithstanding anything to the contrary in this Agreement, the following assets and properties and rights (the "Excluded Assets") shall be excluded from and shall not constitute Assets transferred to the Purchaser: (i) the corporate seal, minute book, charter documents and stock records of the Company; (ii) payments made and to be made to the Company, and other rights of the Company, under this Agreement; (iii) rights under any insurance policies not being assumed by the Purchaser hereunder; (iv) any tax refunds, credits or similar tax assets relating to periods prior to the Effective Date; (v) the rights of the Company in, to and under any contract or agreement of any nature which is not an Assumed Liability (as defined in Section
1.3 below); (vi) all claims, rights or causes of action related to any Excluded Asset or Retained Liability (as defined in Section 1.4 below); and (vii) any non-transferable or non-transferred License.

      Section 1.3 Assumed Liabilities. In connection with the sale, transfer, conveyance, assignment and delivery of the Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement, at the Closing, the Purchaser will assume on the Closing Date and agrees to pay, perform and discharge when due the following obligations of the Company (the "Assumed Liabilities"), and no others:

      (i) Balance Sheet Obligations. All obligations of the Company with respect to liabilities reflected or reserved against on the Balance Sheet, as modified or changed between the Balance Sheet Date and the Effective Date in the ordinary course of business without violation of Section 3.23, unless any such liability is specifically excluded under Section 1.4 below;

      (ii) Real Property Lease Obligations. All obligations of the Company under the Real Property Leases to be performed only on or after the Effective Date, and excluding any obligations under the Real Property Leases to be performed prior to the Effective Date;

      (iii) Personal Property Lease Obligations. All obligations of the Company under the Personal Property Leases to be performed only on or after the Effective Date, and excluding any obligations under the Personal Property Leases to be performed prior to the Effective Date;

      (iv) Obligations under Contracts, and Licenses. All obligations of the Company under the Contracts, Licenses, and licenses to and for the Intangible Personal Property assumed by the Purchaser to be performed only on or after the Effective Date, and excluding any obligations thereunder to be performed prior to the Effective Date; and

      (v) Obligations to Affected Employees. All obligations of the Company to the Affected Employees (as defined in Section 10.3) to be performed only on and after the Effective Date, and excluding any obligations to the Affected Employees to be performed prior to the Effective Date.

      Section 1.4 Retained Liabilities. Except for the Assumed Liabilities, the Purchaser shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, any liabilities of the Company of any kind, character or description whatsoever (the "Retained Liabilities"). Without limiting the generality of the foregoing, the Purchaser shall not assume the following:

      (i) any liability or obligation of the Company or the Owners arising out of or in connection with the negotiation and preparation of this Agreement and consummation and performance of the transactions contemplated hereby, including without limitation, legal and accounting fees (other than as set forth in Section 12.1), brokerage commissions, finder's fees or similar fees or commissions, and income, sales or other liability for Taxes (as defined in Section 3.11) so arising;

      (ii) any liability or obligation of the Company to distribute to the Owners all or any part of the Purchase Price (as defined in Section 2.1);

      (iii) any liability or obligation of the Company arising from the failure of the Company to perform or discharge any of its agreements contained in this Agreement;
7
      (iv) any liability or obligation of the Company which was required to be disclosed to the Purchaser pursuant to this Agreement and which was not so disclosed;

      (v) any liability or obligation of the Company with respect to any insurance policies (unless specifically assumed by the Purchaser under this Agreement);

      (vi) any liability or obligation of the Company to the Owners except for unpaid current compensation incurred in the ordinary course and non-reimbursed travel and business expenses incurred in the ordinary course but only to the extent accrued for on the Effective Date Balance Sheet (as defined in Section 2.1.2(i));

      (vii) any obligation of the Company for Taxes (as defined in Section 3.11) in respect of all periods through the Effective Date;

      (viii) any liability or obligation of the Company to (x) any of its employees who are offered employment by the Purchaser as provided in
      Section 10.3 hereof but who on the Closing Date do not accept such employment and (y) any former employees of the Company;

      (ix) any claim, cause of action, proceeding or other litigation pending or threatened on the Effective Date or which is initiated at any time thereafter against the Company which is based on acts, facts, circumstances, events or conditions occurring or existing prior to the Effective Date (except as set forth on Schedule 3.10 which liabilities the Purchaser is assuming);

      (x) any liability or obligation of the Company relating to any Excluded Assets;

      (xi) any liability or obligation of the Company under any Plan, including any liability or obligation resulting from a termination of any such Plans; and

      (xii) any liability or obligation of the Company incurred by or accruing to the Company after the Effective Date.

The Company shall discharge in a timely manner or shall make adequate provision for all of the Retained Liabilities, provided that the Company shall have the ability to contest, in good faith, any such claim of liability asserted in respect thereof by any Person other than the Purchaser.

                                   ARTICLE II

                           PURCHASE PRICE AND CLOSING

      Section 2.1 Purchase Price. In full consideration for the purchase by the Purchaser of the Assets, the purchase price (the "Purchase Price") shall be paid by the Purchaser as follows:

      2.1.1 Payment. (a) At the Closing, the Purchaser will pay the Company 900,000 shares of Paradise Music & Entertainment, Inc. common stock, par value $.01 per share ("Paradise Stock").

            (b) As soon as practicable after the Closing Date, the Company will distribute the Paradise Stock to the Owners in accordance with their percentage ownership interests in the Company as set forth on Schedule 3.3.2 to this Agreement. At the request of the Company, Paradise will cause certificates for the appropriate number of shares of Paradise Stock to be registered in the names of the Owners.

            (c) The Paradise Stock shall be restricted stock and shall be saleable by the Owners only in accordance with the terms of the Registration Rights Agreement described in Section 8.9 of this Agreement or as otherwise permitted pursuant to applicable securities laws.

      2.1.2 Accounting Procedures.

      (i) The Purchaser shall cause Rothstein, Kass & Company, P.C., or another independent accounting firm chosen by the Purchaser (the "Accountants"), as soon as practicable after the Effective Date and prior to the Closing, to prepare in accordance with generally accepted accounting principles, consistently applied ("GAAP"), a report containing an audited balance sheet of the Company as of the close of business on the Effective Date (the "Effective Date Balance Sheet"), together with a statement of the Accountants based upon such report and stating that it was prepared in accordance with this Agreement and setting forth the Net Worth (as defined in Section 8.16) of the Company (the "Special Determination"). If the Company does not agree that the Special Determination correctly states the Net Worth, the Company shall promptly (but not later than 45 days after the delivery to it of the Special Determination) give written notice to the Purchaser of any exceptions thereto (in reasonable detail describing the nature of the disagreement asserted). If the Company and the Purchaser reconcile their differences, the Net Worth calculation shall be adjusted accordingly and shall thereupon become binding, final and conclusive upon all of the parties hereto and enforceable in a court of law. If the Company and the Purchaser are unable to reconcile their differences in writing within 20 days after written notice of exceptions is delivered to the Purchaser (the "Reconciliation Period"), the items in dispute shall be submitted to a mutually acceptable accounting firm (other than the Accountants) selected from any of the five largest accounting firms in the United States in terms of gross revenues (the "Independent Auditors") for final determination, and the Net Worth calculation shall be deemed adjusted in accordance with the determination of the Independent Auditors and shall become binding, final and conclusive upon all of the parties hereto and enforceable in a court of law. The Independent Auditors shall consider only the items in dispute and shall be instructed to act within 20 days (or such longer period as the Company and the Purchaser may agree) to resolve all items in dispute. If the Company does not give notice of any exception within 45 days after the delivery to it of the Special Determination or if the Company gives written notification of its acceptance of the Net Worth prior to the end of such 45 day period, the Net Worth set forth in the Special Determination shall thereupon become binding, final and conclusive upon all the parties hereto and enforceable in a court of law.

      (ii) In the event the Independent Auditors are for any reason unable or unwilling to perform the services required of it under this Section 2.1, then the Purchaser and the Company agree to select another accounting firm from among the five largest accounting firms in the United States in terms of gross revenues to perform the services to be performed under this Section 2.1.2 by the Independent Auditors. For purposes of this Section 2.1 the term "Independent Auditors" shall include such other accounting firm chosen in accordance with this clause (ii).

      (iii) The Independent Auditors shall determine the party (i.e., the Purchaser or the Company) whose asserted position as to the calculation of Net Worth for the period under examination before the Independent Auditors is furthest from the determination of Net Worth by the Independent Auditors, which non-prevailing party shall pay the fees and expenses of the Independent Auditors.

      2.1.3 Examination of Books and Records. The books and records of the Company shall be made available during normal business hours upon reasonable advance notice at the principal office of the Company, to the parties hereto, the Accountants and the Independent Auditors to the extent required to determine the calculations required under this Section 2.1. Any such examination shall be conducted so as to minimize disruption of business. The parties hereto shall cause the Company and the Purchaser to make arrangements to make available to the parties hereto and their respective representatives (including auditors) any back-up materials generated by the Company or the Accountants, as the case may be, with respect to any adjustments made by them to the financial statements in the process of preparing the Special Determination. In addition, the Company, on the one hand, and the Purchaser, on the other hand, shall make available to the other party and their representatives (including auditors) any back-up materials generated by them to support a position which is contrary to the position taken by the other party.

      Section 2.2 Closing and Effective Date. Not more than one business day from the approval of this Agreement at the special meeting of stockholders of Paradise contemplated by Section 9.6, Paradise shall notify the other parties to this Agreement of its desire to close, specifying a closing date not more than five business days thereafter. The transfer of the Assets and Assumed Liabilities to the Purchaser and delivery of the Purchase Price in exchange therefor (the "Closing") shall take place at 10:00 a.m. at the offices of Davis & Gilbert LLP, 1740 Broadway, New York, New York on the date so determined (the "Closing Date"). In the event a proceeding shall have been instituted attacking the legality of this Agreement or seeking to enjoin its consummation, then the Closing Date shall be suspended pending a final determination of any such proceeding. The transfer of the Assets and the assumption of the Assumed Liabilities by the Purchaser shall be deemed effective as of the close of business on June 1, 1999 (the "Effective Date"). As of and after the Effective Date, all income received by the Company shall be for the benefit of the Purchaser and all expenses of the Company shall be the obligation of the Purchaser.

      Section 2.3 Further Assurance; Post Closing Cooperation. All transactions at the Closing shall be deemed to have taken place simultaneously. At the Closing, the Purchaser shall deliver to the Company one or more written instruments of assumption in such form as the Company or its counsel shall reasonably request to effect the assumption by the Purchaser as required by this Agreement of all of the Assumed Liabilities. The Company will, from time to time, at the request of the Purchaser, whether at or after the Closing Date, execute and deliver such other and further instruments of conveyance, assignment, transfer and consent as the Purchaser or its counsel may reasonably require for the most effectual conveyance and transfer of the Assets to the Purchaser, and the Company will assist the Purchaser in the collection and reduction to possession of the Assets. Following the Closing, each party will afford the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data relating to the Company in its possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party in connection with (i) the preparation of tax returns, (ii) the determination or enforcement of rights and obligations under this Agreement, (iii) compliance with the requirements of any Governmental or Regulatory Authority (as defined in Section 3.1.3), (iv) the determination or enforcement of the rights and obligations of any Indemnified Party (as defined in Section 11.4 below) or (v) in connection with any actual or threatened action or proceeding.

      Section 2.4 Third-Party Consents. Anything in this Agreement to the contrary notwithstanding, in the event an assignment or purported assignment to the Purchaser of any Contract, License, Real Property Lease or Personal Property Lease, or any claim, right or benefit arising thereunder or resulting therefrom, without the consent of other parties thereto, would constitute a breach thereof or would not result in the Purchaser receiving all of the rights of the Company thereunder, such Contract, License, Real Property Lease or Personal Property Lease shall be deemed not to have been assigned by the Company to the Purchaser. In those circumstances, if requested by the Purchaser, after the Closing, the Owners, the Purchaser and the Company will use their reasonable commercial efforts to obtain any such consent. If such consent is not obtained and is required to effectively assign a Contract, License, Real Property Lease or Personal Property Lease to the Purchaser, the Company will cooperate with the Purchaser in any reasonable arrangement to provide the Purchaser with the full claims, rights and benefits under any such Contract, License, Real Property Lease or Personal Property Lease, including enforcement at the cost and for the benefit of the Purchaser of any and all rights of the Company, as the case may be, against a third party thereto arising out of the breach or cancellation by such third party or otherwise, and any amount received by the Company in respect thereof shall be held for and paid over to the Purchaser.

                                   ARTICLE III

                          REPRESENTATIONS OF THE OWNERS

      A. Each of the Owners, severally and only with respect to such Owner and not with respect to the other Owner, represents and warrants to and with the Purchaser and Paradise as follows as of the Effective Date:

      Section 3.1 Execution and Validity of Agreement; Restrictive Documents.

      3.1.1 Execution and Validity. The Owner has the full legal right and capacity to enter into this Agreement and to perform his obligations hereunder. This Agreement has been duly and validly executed and delivered by the Owner and, assuming due authorization, execution and delivery by the Purchaser and Paradise, constitutes a legal, valid and binding obligation of the Owner, enforceable against the Owner in accordance with its terms.

      3.1.2 No Restrictions. There is no suit, action, claim, investigation or inquiry by any Governmental or Regulatory Authority, and no legal, administrative or arbitration proceeding pending or, to the Owner's knowledge, threatened against the Owner, with respect to the execution, delivery and performance of this Agreement or the transactions contemplated hereby or any other agreement entered into by the Owner in connection with the transactions contemplated hereby.

      3.1.3 Non-Contravention. The execution, delivery and performance by the Owner of his obligations hereunder and the consummation of the transactions contemplated hereby, will not (a) result in the violation by the Owner of any statute, law, rule, regulation or ordinance (collectively, "Laws"), or any judgment, decree, order, writ, permit or license (collectively, "Orders"), of any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision (a "Governmental or Regulatory Authority"), applicable to the Owner or any of his assets or properties, or (b) require the Owner to obtain any consent, approval or action of, make any filing with or give any notice to, or result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of any of the terms, conditions or provisions of any Contract or License to which the Owner is a party or by which the Owner or any of his assets or properties are bound.

      3.1.4 Liabilities. Except as set forth in the Balance Sheet, the Company does not have any outstanding claims, liabilities or indebtedness of any nature whatsoever (collectively in this Section 3.12, "Liabilities"), whether accrued, absolute or contingent, determined or undetermined, asserted or unasserted, and whether due or to become due, other than (i) Liabilities specifically disclosed in any Schedule hereto; (ii) Liabilities under Contracts of the type required to be disclosed by the Company on any Schedule and so disclosed or which because of the dollar amount or other qualifications are not required to be listed on such Schedule; and (iii) Liabilities incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date not involving borrowings by the Company.

      3.1.5 Interests in Customers, Suppliers, Etc. Except as set forth on
Schedule 3.1.5, neither (x) such Owner nor any Person controlled by such Owner nor (y) to the knowledge of such Owner (without making any inquiry of any member of the Related Group, as hereinafter defined), any officer, director, or employee of the Company, any parent, brother, sister, child or spouse of any such officer, director or employee or of such Owner (collectively, the "Related Group"), or any entity controlled by anyone in the Related Group:

      (i) owns, directly or indirectly, any interest in (excepting for ownership, directly or indirectly, of less than 5% of the issued and outstanding shares of any class of securities of a publicly held and traded company) or received or has any right to receive payments from, or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent, customer or client of the Company;

      (ii) owns, directly or indirectly, in whole or in part, any tangible or intangible property (including, but not limited to Intellectual Property) that the Company uses in the conduct of the business of the Company, other than immaterial personal items owned and used by employees at their work stations; or

      (iii) has any cause of action or other claim whatsoever against, or owes any amount to, the Company, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof.

      3.1.6 Company Controls. Neither such Owner, nor, to the knowledge of such Owner, any officer, authorized agent, employee or any other Person while acting on behalf of the Company, has, directly or indirectly: used any company fund for unlawful contributions, gifts, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from Company funds; established or maintained any unlawful or unrecorded fund of Company monies or other assets; made any false or fictitious entry on its books or records; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment, or other payment of a similar or comparable nature, to any Person, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained, and the Company has not participated in any illegal boycott or other similar illegal practices affecting any of its actual or potential customers.

      3.1.7 Brokers. Except as set forth on Schedule 3.1.7, no broker, finder, agent or similar intermediary has acted on behalf of the Company or such Owner in connection with this Agreement or the transactions contemplated hereby, and no brokerage commissions, finder's fees or similar fees or commissions are payable by the Company or such Owner in connection therewith based on any agreement, arrangement or understanding with any of them.

      3.1.8 Investment Representations.

            (a) The Company is acquiring the Paradise Stock for investment purposes only and does not intend to resell, distribute or subdivide the Paradise Stock other than to the Owners as contemplated by this Agreement and such Owner does not intend to resell, distribute or subdivide the Paradise Stock other than pursuant to an effective registration statement or an available exemption under the Securities Act of 1933, as amended (the "Act"). The Company and such Owner are each acquiring the Paradise Stock for its own account and no other person will have any beneficial interest in the Paradise Stock.

            (b) The Company and such Owner acknowledge that Paradise is offering and selling the Paradise Stock pursuant to exemptions from registration under the Act and exemptions from qualification under the securities laws of certain states, for transactions not involving any public offering, and that Paradise is relying on the representations and warranties included herein to obtain those exemptions. The Company and such Owner further represent and warrant to Paradise and the Purchaser as follows:

                  (i) The Company and such Owner has the financial ability to bear the economic risk of its or his investment in the Paradise Stock (including the possible loss of such investment in its entirety), has adequate means of providing for its or his current needs and personal contingencies, and has no need for liquidity with respect to its or his investment in Paradise; and

                  (ii) Neither the Company nor such Owner is an "underwriter" as such term is defined under the Act and the Company and such Owner has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Paradise and has obtained, in the best judgment of the Company and such Owner, sufficient information from Paradise to evaluate the merits and risks of an investment in Paradise.

            (c) The Company and such Owner understand that the Paradise Stock has not been registered under the Act or qualified under the securities laws of any state, and therefore cannot be transferred, resold, pledged, hypothecated, assigned, or otherwise disposed of unless it is subsequently registered under the Act and qualified under applicable state securities laws and in compliance with any other applicable securities laws, or an exemption from registration and/or qualification is available. The Company and such Owner will not sell, distribute, dispose of or otherwise transfer the Paradise Stock or any part thereof, or interest therein (other than the contemplated transfer by the Company to the Owners), except pursuant to an effective registration under the Act or pursuant to an exemption from the registration requirements of the Act and in compliance with any other applicable securities laws. The Company and such Owner understand that all stock certificates representing the Paradise Stock shall bear a legend reflecting the restrictions contained in this clause
(c).

            (d) The Company and such Owner have been given the opportunity to ask questions of, and receive answers from, and conduct due diligence meetings with representatives of Paradise concerning the terms and conditions of this offering and other matters pertaining to this investment and have been given the opportunity to obtain such additional information as is necessary to evaluate the merits and risks of an investment in Paradise, in all cases to the extent that Paradise possessed such information. The Company's and such Owner's decision to acquire the Paradise Stock was made on the basis of the Company's and such Owner's independent analysis of the terms of the purchase and arms' length discussions with representatives of Paradise.

            (e) The Company and such Owner are not relying on Paradise or any representative of Paradise, for advice as to tax, legal, or economic considerations as they relate to the Company's or such Owner's circumstances. No such representations or warranties have been made to the Company or such Owner by Paradise, or any employee or agent of Paradise. In particular, the Company and such Owner acknowledge that there have been no representations, guarantees or warranties made to any of them by Paradise, its employees or agents, or by any other person, with respect to (i) the approximate length of time that will be required to remain as the owner of the Paradise Stock; or (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment.

            (f) The Company and such Owner have determined that the Paradise Stock is a suitable investment in light of their investment goals, ability to sustain losses, needs for liquidity and previous decisions to invest in securities such as the Paradise Stock or securities bearing similar risks.

            (g) The Company and such Owner is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

            B. The Company and the Owners, jointly and severally, represent and warrant to and with the Purchaser and Paradise, as follows as of the Effective
Date:

      Section 3.2 Execution and Validity of Agreement; Existence and Good Standing. The Company has the full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all required action on behalf of the Company and its Owners. This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchaser and Paradise, constitutes the legal, valid and binding obligations of the Company enforceable against it in accordance with its terms. The Company was duly organized and is validly existing and in good standing as a limited liability company under the laws of California, with the full power and authority to own its property and to carry on its business all as and in the places where such properties are now owned or operated or such business is now being conducted. The Company is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions set forth on Schedule 3.2. The Company is qualified, licensed or admitted to do business in all jurisdictions in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for jurisdictions where failure to be so qualified would not have Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any material and adverse effect on the financial condition, results of operations, assets, properties or business of the Company, Paradise or the Purchaser, as applicable.

      Section 3.3 Subsidiaries and Investments.

      3.3.1 Subsidiaries and Investments. The Company does not own any capital stock or other equity or proprietary or ownership interest in any Person, other than investments of publicly-traded debt and equity securities held for investment.

      3.3.2 Ownership Interests. Schedule 3.3.2 sets forth the ownership of all ownership interests in the Company. Except as set forth on Schedule 3.3.2, there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character (collectively "Options") providing for the purchase, issuance or sale of any ownership interests in the Company.

      Section 3.4 Financial Statements and No Material Changes. Prior to the Closing Date, the Company and the Owners will deliver Schedule 3.4 to Paradise and the Purchaser; provided however, failure to deliver said Schedule 3.4 shall not be a breach of this Agreement by the Company and/or the Owners. Schedule 3.4 will set forth an audited balance sheet of the Company as at June 30, 1999, and the related audited statement of income, retained earnings and cash flow for the twelve months then ended, prepared by Rothstein, Kass & Company, P.C., certified public accountants (the balance sheet of the Company as at June 30, 1999, including the footnotes thereto, being referred to in this Agreement as the "Balance Sheet"). Such financial statements will have been prepared in accordance with GAAP throughout the periods indicated. The Balance Sheet will fairly present the financial condition of the Company at the date thereof and will reflect all claims against and all debts and liabilities of the Company, fixed or contingent, as at the date thereof, required to be shown thereon under GAAP and the related statements of income , retained earnings and cash flow will fairly present the results of operations of the Company for the period indicated. Except as set forth on
Schedule 3.23, since June 30, 1999 (the "Balance Sheet Date"), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations of the Company.

      Section 3.5 Books and Records. All accounts, books, ledgers and official and other records material to the Company of whatsoever kind have been properly and accurately kept and are complete in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. Except as set forth on Schedule 3.5, the Company does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and possession of the Company.

      Section 3.6 Title to Properties; Encumbrances. The Company has good and valid title to, or enforceable leasehold interests in or valid rights under contract to use all the material Assets owned or used by it (personal, tangible and intangible), including, without limitation (a) all the Assets reflected in the Balance Sheet, (b) all the Assets purchased or otherwise contracted for by the Company since the Balance Sheet Date (except for Assets reflected in the Balance Sheet or acquired or otherwise contracted for since the Balance Sheet Date that have been sold or otherwise disposed of in the ordinary course of business), and (c) all Assets leased by the Company, in each case free and clear of all Liens, except for Liens set forth on Schedule 3.6. The property, plant and equipment owned or otherwise contracted for by the Company is in a state of good maintenance and repair (ordinary wear and tear excepted) and is adequate and suitable in all material respects for the purposes for which they are presently being used.

      Section 3.7 Real Property.

      3.7.1 Owned Real Property. The Company does not own any real property including ground leases) or hold any option or right of first refusal or first offer to acquire any real property, and the Company is not obligated by Contract or otherwise to purchase any real property.

      3.7.2 Leased Real Property. Schedule 3.7.2 contains an accurate and complete list of all Real Property Leases, including without limitation, any modification, amendment or supplement thereto and any other related document or agreement executed or entered into by the Company (including, without limitation, any Real Property Lease which the Company has subleased or assigned to another Person and as to which the Company remains liable). Except as set forth on Schedule 3.7.3, each Real Property Lease set forth on Schedule 3.7.2 (or required to be set forth on Schedule 3.7.2): (a) is valid, binding and in full force and effect; (b) all rents and additional rents and other sums, expenses and charges due to the Effective Date have been paid; (c) the lessee has been in peaceable possession since the commencement of the original term thereof; (d) no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor; (e) there exists no default or event of default by the Company or to the knowledge of the Company and the Owners, by any other party thereto; (f) there exists no occurrence, condition or act (including the purchase of the Assets hereunder) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default or event of default by the Company thereunder; and (g) there are no outstanding claims of breach or indemnification or notice of default or termination thereunder. The Company holds the leasehold estate on all Real Property Leases, free and clear of all Liens, except as set forth on
Schedule 3.6 and the liens of mortgagees of the real property in which such leasehold estate is located. Except as set forth on Schedule 3.7.2, the real property leased by the Company is in a state of good maintenance and repair and is adequate and suitable for the purposes for which it is presently being used, and there are no material repair or restoration works likely to be required in connection with any of the leased real properties. The Company is in physical possession and actual and exclusive occupation of the whole of each of its leased properties. The Company does not owe any brokerage commission with respect to any Real Property Lease.

      Section 3.8 Contracts. Schedule 3.8 hereto contains an accurate and complete list of the following Contracts: (a) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and all bonus, incentive, deferred compensation, retiree medical or life insurance; supplemental retirement, severance or other benefit plans, programs or arrangements which are maintained by the Company (collectively, "Plans"); (b) any Personal Property Lease with a fixed annual rental of $10,000 or more; (c) any Contract relating to capital expenditures which involves payments of $25,000 or more in any single transaction or series of related transactions; (d) any Contract relating to the making of a loan or advance to, or investment in, any other Person; (e) any Contract evidencing or relating in any way to indebtedness for money borrowed or to be borrowed, whether directly or indirectly, by way of loan, purchase money obligation, guarantee (other than the endorsement of negotiable instruments for collection in the ordinary course of business), conditional sale, purchase or otherwise;
(f) any management service, employment, consulting or similar type of Contract which is not cancelable by the Company without penalty or other financial obligation within 30 days; (g) any Contract limiting the Company's freedom to engage in any line of business or to compete with any other Person, including agreements limiting the ability of the Company or any of its affiliates to service competitive accounts during or after the term thereof; (h) any collective bargaining or union agreement; (i) any Contract with any of its officers or directors or the Owners not covered by subsection (f) above (including indemnification agreements); (j) any secrecy or confidentiality agreement (other than standard confidentiality agreements in computer software license agreements or agreements with clients entered into in the ordinary course of business); (k) any Contract with respect to any Intellectual Property of the Company, other than

"shrink-wrap" and similar end-user licenses; (l) any agreement with a client required to be listed on Schedule 3.16; (m) any joint venture agreement involving a sharing of profits not covered by clauses (a) through (l)above; and
(n) any Contract (not covered by another subsection of this Section 3.8) which involves $25,000 or more over the unexpired term thereof and is not cancelable by the Company without penalty or other financial obligation within 30 days. Notwithstanding the foregoing, (x) production expenses which are fully reimbursable from clients, and (y) estimates or purchase orders given in the ordinary course of business relating to the execution of projects, do not have to be set forth on Schedule 3.8. Each Contract to which the Company is a party, including, but not limited to those set forth on Schedule 3.8, is in full force and effect, and there exists no default or event of default by the Company or to the knowledge of the Owners and the Company, by any other Person, or, except as set forth in Schedule 3.9.2, occurrence, condition, or act (including the purchase of the Assets hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder by the Company, and there are no outstanding claims of breach or indemnification or notice of default or termination of any such Contract.

      Section 3.9 Non-Contravention; Approvals and Consents.

      3.9.1 Non-Contravention . The execution, delivery and performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby, will not (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or By-Laws (or other comparable charter documents) of the Company, or (b) result in the violation by the Company of any Laws or Orders of any Governmental or Regulatory Authority, applicable to the Company or any of its assets or properties, or (c) if the consents and notices set forth on Schedule 3.9.2 are obtained, given or waived, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, or (except as set forth on
Schedule 3.9.2) require the Company to obtain any consent, approval or action of, make any filing with or give any notice to, or result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the Assets, under any of the terms, conditions or provisions of any Contract to which the Company is a party or by which the Company or any of its assets or properties are bound.

      3.9.2 Approvals and Consents. Except as disclosed on Schedule 3.9.2, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other Person is necessary or required under any of the terms, conditions or provisions of any Law or Order of any Governmental or Regulatory Authority or any Contract to which the Company is a party or by which its assets or properties are bound for the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder or the consummation of the transactions contemplated hereby.

      Section 3.10 Litigation. Except as set forth on Schedule 3.10, there is no action, suit, proceeding at law or in equity by any Person, or any arbitration or any administrative or other proceeding by or before (or to the knowledge of the Company and the Owners, any investigation

by) any Governmental or Regulatory Authority, pending or, to the knowledge of the Company and the Owners , threatened against the Company with respect to this Agreement or the transactions contemplated hereby, or against or affecting the Company or the Assets; and to the knowledge of the Company and the Owners, no acts, facts, circumstances, events or conditions occurred or exist which are a basis for any such action, proceeding or investigation. Schedule 3.10 also sets forth with respect to each pending or threatened action, suit or proceeding listed thereon, the amount of costs, expenses or damages the Company has incurred to date and reasonably expects to incur through conclusion thereof. The Company is not subject to any Order entered in any lawsuit or proceeding.

      Section 3.11 Taxes. The Company has timely filed, or caused to be filed, taking into account any valid extensions of due dates, completely and accurately, all federal, state, local and foreign tax or information returns (including estimated tax returns or information returns) required under the statutes, rules or regulations of such jurisdictions to be filed by the Company with respect to income, accumulated earnings, franchise, capital stock, employees' income withholding, back-up withholding, withholding on payments to foreign persons, social security, unemployment, disability, real property, personal property, sales, use, excise, transfer and other taxes (including interest, penalties or additions to tax in respect of the foregoing) whether disputed or not (all of the foregoing collectively referred to as "Taxes"). All Taxes shown on said returns to be due and all additional assessments received prior to the Balance Sheet Date have been paid or are being contested in good faith, in which case, such contested assessments are set forth on Schedule 3.11. The amount set up as an accrual for Taxes on the Balance Sheet is sufficient for the payment of all unpaid Taxes of the Company, whether or not disputed, for all periods ended on and prior to the date thereof. Since the Balance Sheet Date, the Company has not incurred any liabilities for Taxes other than in the ordinary course of business. The Company has delivered to the Purchaser correct and complete copies of all federal and state income tax returns and information returns filed with respect to the Company for all taxable periods beginning on or after January 1, 1997. Except as set forth on Schedule 3.11, none of the federal, state or local tax returns of the Company (or its Owners with respect to any items of income or gain pertaining to the Company) has ever been audited by the Internal Revenue Service or any other Governmental or Regulatory Authority. No audit or examination of any return of the Company by any Governmental or Regulatory Authority is currently in progress, and the Company has not received notice of any proposed audit or examination. No deficiency in the payment of Taxes by the Company for any period has been asserted in writing by any taxing authority and remains unsettled at the date of this Agreement. The Company has not made any agreement, waiver or other arrangement providing for an extension of time with respect to the assessment or collection of any tax against it. Except as disclosed on Schedule 3.11, the Company is not (and has not been since its formation) subject to entity-level income or gross receipts tax. The Company has not been a member of an affiliated group filing consolidated federal income tax returns nor has it been included in any combined consolidated or unitary state or local income tax return. The Company is not a party to any tax allocation or tax sharing agreement nor does it have any contractual obligation to indemnify any other person with respect to Taxes. The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code within the period specified in
Section 897(c)(1)(A)(ii) of the Code. The Company will not be required as a result of a change in accounting method for any period ending on or before the Effective Date or as a result of the transactions contemplated herein to include any adjustment under
Section 481 of the Code (or any similar provision of state, local or foreign income tax law) in income for any period ending after the Closing Date.

      Section 3.12 Intentionally Omitted

      Section 3.13 Insurance. Schedule 3.13 contains a true and complete list (including the names and addresses of the insurers, the names of the Persons to whom such insurance policies have been issued, the expiration dates thereof, the annual premiums and payment terms thereof, whether it is a "claims made" or an "occurrence" policy and a brief description of the interests insured thereby) of all liability, property, workers' compensation and other insurance policies currently in effect that insure the property, assets or business of the Company or its employees (other than self-obtained insurance policies by such employees). Each such insurance policy is valid and binding and in full force and effect, all premiums due thereunder have been paid and the Company has not received any notice of cancellation or termination in respect of any such policy or default thereunder. To the knowledge of the Company and the Owners, such insurance policies are placed with financially sound and reputable insurers, and in light of the nature of the Company" business, assets and properties, the Company believes they are in amounts and have coverage that are reasonable and customary for persons engaged in such business and having such assets and properties. Neither the Company nor to the Company's and the Owner's knowledge, the Person to whom such policy has been issued has received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause. Except as set forth on Schedule 3.13, within the last two years the Company has not filed for any claims exceeding $25,000 against any of its insurance policies, exclusive of automobile and health insurance policies. None of such policies shall lapse or terminate by reason of the transactions contemplated by this Agreement and all such policies shall continue in effect after the Closing Date for the benefit of the Purchaser. The Company has not received any notice of cancellation of any such policy. The Company has not received written notice from any of its insurance carriers that any premiums will be materially increased in the future or that any insurance coverage listed on Schedule 3.13 will not be available in the future on substantially the same terms now in effect.

      Section 3.14 Intellectual Properties. Schedule 3.14 hereto contains an accurate and complete list of all Intellectual Property (as defined below) owned by the Company and all agreements under which any Person has granted a license for any Intellectual Property to the Company (other than license agreements for "off the shelf" third party computer software not included within the Company's products or services). The Company has all right, title and interest in, a valid and binding license to use, or has the requisite permission and authority to use all Intellectual Property used in the conduct of its business. No claim of infringement or misappropriation of Intellectual Property is or has been pending or, to the knowledge of the Company and the Owners, threatened against the Company and/or the Owners and, to the knowledge of the Company and the Owners, the Company and/or the Owners are not infringing or misappropriating any Intellectual Property of any Person. The Company has not expressly granted any license, franchise or permit in effect on the date hereof to any Person to use any of the trade names or any of the trademarks owned by it. The term "Intellectual Property" means patents and patent rights, trademarks and trademark rights, tradenames and tradename rights, service marks and service mark rights, service names and service name rights, copyright and copyright rights, trade secrets and trade secret rights, rights of privacy and publicity, and other proprietary intellectual property and personal rights and all pending applications for and registrations of any of the foregoing.

      Section 3.15 Compliance with Laws; Licenses and Permits.

      3.15.1 Compliance. The Company is and its business has been conducted, in compliance with all applicable Laws and Orders, except in each case (other than with respect to compliance with environmental Laws and Orders relating to the regulation or protection of the environment; "Environmental Laws and Orders") where the failure to so comply would not reasonably be expected to have a Material Adverse Effect, including without limitation: (a) all Laws and Orders promulgated by the Federal Trade Commission or any other Governmental or Regulatory Authority; (b) all Environmental Laws and Orders; and (c) all Laws and Orders relating to labor, civil rights, and occupational safety and health laws, worker's compensation, employment and wages, hours and vacations, or pay equity. The Company has not been charged with, or, to the knowledge of the Company and the Owners threatened with or under any investigation with respect to, any charge concerning any violation of any Laws or Orders.

      3.15.2 Licenses. The Company has all Licenses required by any Governmental or Regulatory Authority for the operation of its business and the use of its Assets as presently operated or used, except where the failure to have such Licenses would not reasonably be expected to have a Material Adverse Effect. All of the Licenses are in full force and effect and no action or claim is pending, nor to the knowledge of the Company and the Owners is threatened, to revoke or terminate any of such Licenses or declare any such License invalid in any material respect.

      Section 3.16 Client Relations. Schedule 3.16 sets forth for the Company
(a) the 10 largest clients (measured by revenues), and the revenues from each such client and from all clients (in the aggregate) for the calendar year ended December 31, 1998 and (b) the 10 largest clients (measured by revenues) based on the Company's results for the period from January 1, 1999 through the date of this Agreement. Except as set forth on Schedule 3.16, no client of the Company has advised the Company or the Owners in writing that it is (x) terminating or considering terminating the handling of its business by the Company as a whole or in respect of any particular product, project or service or (y) planning to reduce its future spending with the Company in any material manner; and to the knowledge of the Company and the Owners (without making any special inquiry of any clients), no client has orally advised the Company or the Owners of any of the foregoing events.

      Section 3.17 Accounts Receivable; Work-in-Process; Accounts Payable. The amount of all work-in-process, Accounts Receivable, unbilled invoices (including without limitation unbilled invoices for services and out-of-pocket expenses) and other debts due or recorded in the records and books of account of the Company as being due to the Company and reflected on the Balance Sheet and the Effective Date Balance Sheet represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business, and to the knowledge of the Company and the Owners, none of the Accounts Receivable or other debts (or Accounts Receivable arising from any such work-in-process or unbilled invoices) is or will be subject to any counterclaim or set-off except to the extent of any provision, reserve or adjustment therefor reflected on the Balance Sheet and the Effective Date Balance Sheet. There has been no material adverse change since the Balance Sheet Date in the amount or aging of the work-in-process, Accounts Receivable, unbilled invoices, or other debts due to the Company, or the reserves with respect thereto, or accounts payable of the Company.

      Section 3.18 Employment Relations. (a) Neither the Company nor the Owners have any knowledge of any acts which would give rise to any unfair labor practice claims against the Company; (b) no unfair labor practice complaint against the Company is pending before any Governmental or Regulatory Authority;
(c) there is no organized labor strike, dispute, slowdown or stoppage actually pending or to the knowledge of the Company and the Owners threatened against or involving the Company; (d) there are no labor unions representing or, to the knowledge of the Company and the Owners, attempting to represent the employees of the Company; (e) no claim or grievance nor any arbitration proceeding arising out of or under any collective bargaining agreement is pending and to the knowledge of the Company and the Owners, no such claim or grievance has been threatened; (f) no collective bargaining agreement is currently being negotiated by the Company; and (g) the Company has not experienced any work stoppage or similar organized labor dispute during the last three years. There is no legal action, suit, proceeding or claim pending or, to the knowledge of the Company and the Owners, threatened between the Company and any of its employees, former employees, agents, former agents, job applicants or any association or group of any of its employees, except as set forth on Schedule 3.10.

      Section 3.19 Employee Benefit Plans. Except as set forth on Schedule 3.19, the Company does not maintain or contribute to any Plan which could in any way impose any liability on Purchaser as a result of the transactions contemplated hereby. Each Plan of the Company has been operated materially in accordance with the requirements of all applicable law, including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended (the "Code") and the regulations and authorities published thereunder. All reports, disclosures, notices and filings with respect to such Plans required to be made to employees, participants, beneficiaries, alternate payees and government agencies have been timely made or an extension has been timely obtained. There has been no prohibited transactions (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan maintained by the Company. All contributions, premiums or payments required to be made, paid or accrued with respect to any such Plan have been made, paid or accrued on or before their due dates, including extensions thereof.

      Section 3.20 Intentionally Omitted

      Section 3.21 Bank Accounts and Powers of Attorney. Set forth in Schedule
3.21 is an accurate and complete list showing (a) the name of each bank in which the Company has an account, credit line or safe deposit box and the names of all Persons authorized to draw thereon or to have access thereto, and (b) the names of all Persons, if any, holding powers of attorney from the Company and a summary statement of the terms thereof.

      Section 3.22 Compensation of Employees. Schedule 3.22 is an accurate and complete list showing (a) the names and positions of all employees and exclusive consultants who are currently being compensated by the Company at an annualized rate of $75,000 or more, together with a statement of the current annual salary, and the annual salary, bonus and incentive compensation paid or payable with respect to calendar years 1998 and 1999, and the material fringe benefits of such employees and exclusive consultants not generally available to all employees of the Company; (b) all bonus and incentive compensation paid or payable (whether by agreement, custom or understanding) to any employee of the Company not listed in clause (a) above for services rendered during calendar years 1998 and 1999; (c) the names of all retired employees, if any, of the Company who are receiving or entitled to receive any healthcare or life insurance benefits or any payments from the Company not covered by any pension plan to which the Company is a party, their ages and current unfunded pension rate, if any; and (d) a description of the current severance and vacation policy of the Company. The Company has not, because of past practices or previous commitments with respect to its employees, established any rights on the part of any of its employees to additional compensation with respect to any period after the Closing Date (other than wage increases in the ordinary course of business).

      Section 3.23 No Changes Since the Balance Sheet Date. Since the Balance Sheet Date, except as specifically stated on Schedule 3.23, the Company has not
(a) incurred any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), except in the ordinary course of business;
(b) permitted any Asset to be subjected to any Lien; (c) sold, transferred or otherwise disposed of any Asset except in the ordinary course of business; (d) made any capital expenditure or commitment therefor which individually or in the aggregate exceeded $25,000; (e) declared or paid any distributions on any ownership interests in the Company, or redeemed, purchased or otherwise acquired any of its ownership interests of the Company or any option, warrant or other right to purchase or acquire any of such ownership interests; (f) made any bonus or profit sharing distribution; (g) increased or prepaid its indebtedness for borrowed money, except current borrowings under credit lines listed on Schedule 3.8, or made any loan to any Person other than to any Affected Employee for normal travel and expense advances; (h) written down the value of any work-in-process, or written off as uncollectible any notes or Accounts Receivable, except write-downs and write-offs in the ordinary course of business, none of which, individually or in the aggregate, is material to the Company; (i) granted any increase in the rate of wages, salaries, bonuses or other remuneration of any employee who, whether as a result of such increase or prior thereto, receives aggregate compensation from the Company at an annual rate of $50,000 or more, or except in the ordinary course of business to any other employees; (j) entered into an employment or exclusive consultant agreement which is not cancelable without penalty or other financial obligation within 30 days; (k) canceled or waived any claims or rights of material value;
(l) made any change in any method of accounting procedures; (m) otherwise conducted its business or entered into any transaction, except in the usual and ordinary manner and in the ordinary course of its business; (n) amended or terminated any agreement which is material to its business; (o) renewed, extended or modified any Real Property Lease or except in the ordinary course of business, any Personal Property Lease; (p) adopted, amended or terminated any Plan; or (q) agreed, whether or not in writing, to do any of the actions set forth in any of the above clauses.

      Section 3.24 Intentionally Omitted

      Section 3.25 Intentionally Omitted

      Section 3.26 Year 2000 Compliant.

      3.26.1 Definition. The term "Year 2000 Compliant" shall mean:

            (i) the functions, calculations and other computer processes of all computer hardware, software and systems, including but not limited to internal and outsourced MIS systems and embedded computer features within other systems of the Company (collectively, "Processes"), perform properly in a consistent manner regardless of the date in time on which the Processes are actually performed and regardless of the date of input to the software, whether before, on or after January 1, 2000 and whether or not the dates are affected by leap years;

            (ii) the computer hardware, software and systems accept, calculate, compare, sort, extract, sequence and otherwise process data inputs and date values, and return and display date values, in a consistent manner regardless of the dates used, whether before, on or after January 1, 2000;

            (iii) the computer hardware, software and systems will function properly without interruptions or extraordinary manual intervention caused by the date in time on which the Processes are actually performed or by the date of input to the software, whether before, on or after January 1, 2000;

            (iv) the computer hardware, software and systems accept and respond to two-digit year data input in the Processes in a manner that resolves any ambiguities as to the century in a defined, predetermined and appropriate manner; and

            (v) the computer hardware, software and systems store and display data information in the Processes in ways that are unambiguous as to the determination of the century.

      3.26.2 Computer Systems. Except as set forth on Schedule 3.26, (a) the current computer hardware, software and systems, and accompanying documentation, of the Company will be Year 2000 Compliant in a full production version, with accompanying documentation, in all material respects, on or before December 31, 1999; and (b) the Company will use reasonable efforts to obtain confirmation that Year 2000 Compliant computer hardware, software and systems will be provided to the Company in a timely manner under current supplier contracts or standard maintenance and support plans without additional fee or charge of any kind (including any installation, freight, or other costs or fees) to the Company.

      3.26.3 Other Products and Services. Except as set forth on Schedule 3.26,
(a) the Company's products will be delivered and its services will be scheduled and performed in a timely manner without interruptions caused by the date in time on which the product is ordered or is actually delivered or the services are scheduled or actually performed under normal procedures in the ordinary course, whether before, on or after January 1, 2000; and (b) the Company has made reasonable efforts to obtain confirmation that the Company's essential suppliers of products and services, including the suppliers of its infrastructure systems, have Year 2000 Compliant programs in place to avoid interruptions in the supplier-customer trading relationship which could have a Material Adverse Effect, whether before, on or after January 1, 2000.

      Section 3.27 Prepayment for Services Except as disclosed on Schedule 3.27, the Company has not prior to the Effective Date received any payments from any of its clients with respect to services to be rendered by the Company after the Effective Date.

      Section 3.28 Intentionally Omitted.

      Section 3.29 Copies of Documents. The Company has caused to be made available for inspection and copying by the Purchaser and Paradise and its advisers, true, complete and correct copies of all documents referred to in this
Article III or in any Schedule. Summaries of all oral contracts contained in
Schedule 3.8 are complete and accurate in all material respects.

                                   ARTICLE IV

                  REPRESENTATIONS OF THE PURCHASER AND PARADISE

      Each of the Purchaser and Paradise, jointly and severally, represent, warrant and agree to and with the Company and the Owners as follows as of the Effective Date:

      Section 4.1 Existence and Good Standing. Each of the Purchaser and Paradise is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own its property and to carry on its business all as and in the places where such properties are now owned or operated or such business is now being conducted, except for jurisdictions where the failure to be so qualified would not have a Material Adverse Effect. Paradise is qualified to do business in New York.

      Section 4.2 Execution and Validity of Agreement. Each of the Purchaser and Paradise has the full corporate power and authority to make, execute, deliver and perform this Agreement by the Purchaser and Paradise and the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all required corporate action on behalf of the Purchaser and Paradise, and this Agreement has been duly and validly executed and delivered by the Purchaser and Paradise and, assuming due authorization, execution and delivery by the Company and the Owners, constitutes legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with its terms.

      Section 4.3 No Restrictions. There is no suit, action, claim, investigation or inquiry by any Governmental or Regulatory Authority, and no legal, administrative or arbitration proceeding pending or, to the knowledge of Purchaser and Paradise, threatened against the Purchaser or

Paradise with respect to the execution, delivery and performance of this Agreement or the transactions contemplated hereby, and to the knowledge of Paradise and the Purchaser, no acts, facts, circumstances, events or conditions occurred or exist which are a basis for any such action, proceeding or investigation.

      Section 4.4 Non-Contravention; Approvals and Consents.

      4.4.1 Non-Contravention. The execution, delivery and performance by each of the Purchaser and Paradise of its obligations hereunder and the consummation of the transactions contemplated hereby will not (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or By-laws of the Purchaser or Paradise, or (b) result in the violation by the Purchaser or Paradise of any Laws or Orders of any Governmental or Regulatory Authority applicable to the Purchaser or any of its assets or properties, or (c) result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, or except as set forth on Schedule 4.4.1, require the Purchaser or Paradise to obtain any consent, approval or action of, make any filing with or give any notice to, or result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the assets or properties of the Purchaser or Paradise, under any of the terms, conditions or provisions of any contract to which the Purchaser or Paradise is a party or by which the Purchaser or Paradise or any of their respective assets or properties are bound.

      4.4.2 Approvals and Consents. Except as set forth on Schedule 4.4.1, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other public or private third party is necessary or required under any of the terms, conditions or provisions of any Law or Order of any Governmental or Regulatory Authority or any contract to which the Purchaser or Paradise is a party or by which the Purchaser or Paradise or any of their assets or properties are bound for the execution and delivery of this Agreement by the Purchaser and Paradise, the performance by the Purchaser and Paradise of their obligations hereunder or the consummation of the transactions contemplated hereby by the Purchaser and Paradise.

      Section 4.5 Compliance with Laws; Licenses and Permits.

      4.5.1 Compliance. Each of Paradise and the Purchaser is and its business has been conducted, in compliance with all applicable Laws and Orders, except in each case (other than with respect to compliance with environmental Laws and Orders relating to the regulation or protection of the environment; "Environmental Laws and Orders") where the failure to so comply would not reasonably be expected to have a Material Adverse Effect, including without limitation: (a) all Laws and Orders promulgated by the Federal Trade Commission or any other Governmental or Regulatory Authority; (b) all Environmental Laws and Orders; and (c) all Laws and Orders relating to labor, civil rights, and occupational safety and health laws, worker's compensation, employment and wages, hours and vacations, or pay equity. Neither Paradise nor the Purchaser has been charged with, or, to the knowledge of Paradise and the Purchaser threatened with or under any investigation with respect to, any charge concerning any violation of any Laws or Orders.

      4.5.2 Licenses. Each of Paradise and the Purchaser has all Licenses required by any Governmental or Regulatory Authority for the operation of its business and the use of its assets as presently operated or used, except where the failure to have such Licenses would not reasonably be expected to have a Material Adverse Effect. All of the Licenses are in full force and effect and no action or claim is pending, nor to the knowledge of Paradise and the Purchaser is threatened, to revoke or terminate any of such Licenses or declare any such License invalid in any material respect.

      Section 4.6 Paradise Stock. The shares of Paradise Stock to be delivered to the Company pursuant to this Agreement, when delivered as provided herein, will be validly issued and outstanding shares of voting common stock of Paradise, fully paid and non-assessable, and will not be subject to pre-emptive rights of any Person.

      Section 4.7 Brokers. No broker, finder, agent or similar intermediary has acted on behalf of the Purchaser, Paradise or any of their affiliates in connection with this Agreement or the transactions contemplated hereby, and no brokerage commissions, finders' fees or similar fees or commissions are payable by the Purchaser, Paradise or any of their affiliates in connection therewith based on any agreement, arrangement or understanding with any of them.

                                    ARTICLE V

                     COVENANTS OF THE COMPANY AND THE OWNERS

      The Company and the Owners covenant and agree with Paradise and the Purchaser that, at all times from and after the Execution Date until the Closing or earlier termination of this Agreement, the Company and the Owners will comply with all covenants and provisions of this Article V, except to the extent Paradise (on behalf of itself and the Purchaser) may otherwise consent in writing.

      Section 5.1 Regulatory and Other Approvals. Subject to the confidentiality provisions of Section 12.8, the Company and the Owners will take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents and approvals required of the Company and Owners to consummate the transactions contemplated hereby. The Company and Owners will provide prompt notification to Paradise when any such consent or approval is obtained.

      Section 5.2 Investigation by Paradise and the Purchaser. Subject to the confidentiality provisions of Section 12.8, the Company and the Owners will (a) provide Paradise and the Purchaser and their respective officers, employees, counsel, accountants, financial advisors, consultants and other representatives (collectively, "Representatives") with full access, upon reasonable prior notice and during normal business hours, to the executive officers and agents of the Company who have any material responsibility for the conduct of the business of the Company and to the Company's accountants and their work papers, but only to the extent that such access does not unreasonably interfere with the business of the Company and (b) furnish Paradise, the Purchaser and the

Representatives with all such information and data concerning the business of the Company as Paradise, the Purchaser or the Representatives reasonably may request in connection with such investigation, except to the extent that furnishing any such information or data would violate any Law, Order, Contract or License applicable to the Company.

      Section 5.3 No Solicitations. Neither the Company nor the Owners will take, nor will they permit any affiliate of the Company or the Owners (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of the Company, the Owners or any such affiliate) to take, directly or indirectly, any action to solicit, encourage, negotiate, assist or otherwise facilitate (including by furnishing confidential information with respect to the business of the Company or permitting access to the Assets of the Company ) any offer or inquiry concerning the acquisition of the Company (whether by sale of assets, sale of stock, merger or otherwise) from any Person other than Paradise or the Purchaser.

      Section 5.4 Conduct of Business. From the Execution Date to the Closing Date or earlier termination of this Agreement, except as contemplated or otherwise permitted under the terms of this Agreement, the Company and the Owners will operate the business of the Company only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, except as contemplated by or otherwise permitted by the terms of this Agreement or any Schedule to this Agreement, the Company will refrain and the Owners will cause the Company to refrain, from taking any of the following actions unless consented to in writing by Paradise (on behalf of itself and the Purchaser), which consent shall not be unreasonably withheld:

      (i) selling, leasing or otherwise disposing of all or substantially all of its assets or business;

      (ii)  amending its Certificate of Formation or operating agreement;

      (iii) changing its capitalization;

      (iv) engaging in any acquisition of the stock, assets or business of another Person or making any equity investment of funds of the Company in another Person other than short-term investments in cash equivalents;

      (v) merging or consolidating with and into any Person or merging or consolidating any Person with and into it;

      (vi)  engaging in any liquidation or dissolution;

      (vii) making any loans to any Person other than normal employee travel and expense advances consistent with past practice.

     (viii) entering into any real estate, lease or personal property lease;

      (ix) granting any compensation increase to any existing employee whose compensation is or will become (as a result of such increase) over $75,000;

      (x) entering into any contract or agreement with any officer, manager or employee;

      (xi) declaring or paying any distributions to its Owners or bonuses to any employees except as set forth in Schedule 3.23;

      (xii) amending any Contract in any material respect;

     (xiii) entering into any severance agreement involving a payment, or obligation to pay, any amount in excess of the Company's normal severance benefit;

      (xiv) releasing, canceling or assigning any indebtedness for borrowed money owed to it, or waiving any material right relating to its properties;

      (xv) creating or modifying any Plan or entering into or modifying any employment agreement which is not cancelable without penalty or other obligation on 30 days notice;

      (xvi) entering into any transaction or performing any act which would be reasonably likely to result in any of the representations and warranties of the Company and the Owners contained in this Agreement not being true and correct; or agreeing to take any of the actions that are prohibited herein or which would constitute a violation of any of the covenants of the Company and the Owners contained herein; and

     (xvii) delegating to any other Person the power to take any of the actions prohibited by any of the foregoing clauses.

      Section 5.5 Notice and Cure. The Company or the Owners will notify Paradise in writing of, and contemporaneously will provide Paradise with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to the Company or the Owners, occurring after the Execution Date that causes or will cause any covenant or agreement of the Company or the Owners under this Agreement to be breached or that renders or will render untrue any representation or warranty of the Company or the Owners contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. The Company or the Owners also will notify Paradise in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any other violation or breach, as soon as practicable after it becomes known to the Company or the Owners, of any representation, warranty, covenant or agreement made by the Company or the Owners in this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein; provided, however, if the Company or the Owners have cured such violation or breach prior to the Closing to the reasonable satisfaction of Paradise, Paradise and the Purchaser shall not have the right to terminate this Agreement based on such violation or breach.

      Section 5.6 Fulfillment of Conditions. The Company and each Owner will execute and deliver at the Closing each agreement that the Company and each Owner is required hereby to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Paradise and the Purchaser contained in this Agreement.

                                   ARTICLE VI

                     COVENANTS OF PARADISE AND THE PURCHASER

      Paradise and the Purchaser covenant and agree with the Company and the Owners that, at all times from and after the Execution Date until the Closing or the earlier termination of this Agreement, Paradise and the Purchaser will comply with all covenants and provisions of this Article VI, except to the extent the Company and the Owners may otherwise consent in writing.

      Section 6.1 Regulatory and Other Approvals. Paradise and the Purchaser will (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Paradise or the Purchaser to consummate the transactions contemplated hereby, including without limitation those described on Schedule 4.4.1, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) provide reasonable cooperation to the Company and the Owners in obtaining all consents or approvals required of the Company and the Owners to consummate the transactions contemplated hereby. Paradise will provide prompt notification to the Company and the Owners when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable.

      Section 6.2 Investigation by the Company and the Owners. Paradise and the Purchaser will (a) provide the Company and the Owners and their respective officers, employees, counsel, accountants, financial advisors, consultants and other representatives (collectively, "Representatives") with full access, upon reasonable prior notice and during normal business hours, to the executive officers and agents of Paradise who have any material responsibility for the conduct of the business of Paradise and to Paradise's accountants and their work papers, but only to the extent that such access does not unreasonably interfere with the business of Paradise and (b) furnish the Company, the Owners and the Representatives with all such information and data concerning the business of Paradise as the Company, the Owners or the Representatives reasonably may request in connection with such investigation, except to the extent that furnishing any such information or data would violate any Law, Order, Contract or License applicable to the Company.

      Section 6.3 Notice and Cure. Paradise or the Purchaser will notify the Company and the Owners in writing of, and contemporaneously, will provide the Company and the Owners with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to Paradise or the Purchaser, occurring after the Execution Date that causes or will cause any covenant or agreement of Paradise or the Purchaser under this Agreement to be breached or that renders or will render untrue any representation or warranty of Paradise or the Purchaser contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. Paradise or the Purchaser also will notify the Company and the Owners in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any other violation or breach, as soon as practicable after it becomes known to Paradise or the Purchaser, of any representation, warranty, covenant or agreement made by Paradise or the Purchaser in this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein; provided, however, if Paradise or the Purchaser have cured such violation or breach prior to the Closing to the reasonable satisfaction of the Company and the Owners, the Company and the Owners shall not have the right to terminate this Agreement based on such violation or breach.

      Section 6.4 Fulfillment of Conditions. Paradise and the Purchaser will execute and deliver or cause the execution and delivery at the Closing each agreement that Paradise and the Purchaser or one of their affiliates is hereby required to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of the Company and the Owners contained in this Agreement.

      Section 6.5 Blue Sky. Paradise and the Purchaser will use their best efforts to obtain all necessary state securities and blue sky authorizations required to issue the Paradise Stock as contemplated by this Agreement.

                                   ARTICLE VII

                                MUTUAL COVENANTS

      Paradise, the Purchaser, the Company and the Owners mutually covenant and agree with each other as follows:

      Section 7.1 Reasonable Efforts to Consummate Transaction. Paradise, the Purchaser, the Company and the Owners will each use its reasonable efforts and will fully cooperate with each other to consummate the transactions contemplated by this Agreement.

      Section 7.2 Public Announcements.Paradise, the Purchaser, the Company and the Owners will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or any of the transactions contemplated hereby and shall not issue any such press release or make any public statement without the prior consent of the other parties which shall not be unreasonably withheld, except as may be required by law or by obligations pursuant to any listing agreements with any securities exchange.

                                  ARTICLE VIII

             CONDITIONS TO OBLIGATIONS OF PARADISE AND THE PURCHASER

      The obligations of the Purchaser hereunder to purchase the Assets and issue the Paradise stock and to assume and pay, perform and discharge the Assumed Liabilities are subject to the fulfillment, at or before the Closing, of each of the following conditions (except with respect to Section 8.4, all or any of which may be waived in whole or in part by Paradise, on behalf of itself and the Purchaser, in its sole discretion):

      Section 8.1 Representations and Warranties. The representations and warranties made by the Company and the Owners in this Agreement, or in any Schedule delivered pursuant hereto, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date, and Company and the Owners shall have delivered to Paradise and the Purchaser a certificate, dated the Closing Date, to such effect.

      Section 8.2 Good Standing and Tax Certificates The Company and the Owners shall have delivered to Paradise and the Purchaser (i) a copy of the Company's Articles of Organization, including all amendments, certified by the Secretary of State (or comparable official) of the State of California, (ii) a certificate from the Secretary of State (or comparable official) of the State of California, to the effect that the Company is in good standing in California and (iii) a certificate as to the tax status of the Company in the State of California.

      Section 8.3 Performance. The Company and the Owners shall have performed and complied with the agreements, covenants and obligations required by this Agreement to be so performed or complied with by the Company and the Owners at or before the Closing, and the Company and the Owners shall have delivered to Paradise and the Purchaser a certificate, dated the Closing Date, to such effect.

      Section 8.4 Certified Resolutions. The Company and the Owners shall have delivered to Paradise and the Purchaser a copy of resolutions of the Owners of the Company authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified to by a manager or officer of the Company.

      Section 8.5 No Litigation. There shall not be pending any litigation, proceeding, investigation, review, arbitration or claim by Governmental or Regulatory Authority, and no preliminary or permanent injunction or other order shall have been issued, to restrain or invalidate the consummation by the Company and the Owners of this Agreement and the transactions contemplated hereby, and no material litigation shall be pending or to the knowledge of the Company and the Owners threatened against the Company or the Owners with respect to this Agreement or the transactions contemplated hereby or arising out of the actions required or permitted to be taken by any of them pursuant to this Agreement, or against or affecting either the Company or the Owners or any of their properties or rights which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

      Section 8.6 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Paradise, the Purchaser, the Company and the Owners to perform their obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect.

      Section 8.7 Required Approvals, Notices and Consents. The Company and the Owners shall have obtained or given, as the case may be, at no expense to Paradise or the Purchaser and there shall not have been withdrawn or modified any notices, consents, approvals or other actions listed on Schedule 3.9.2 hereof (including without limitation, obtaining all consents, approvals and/or waivers required under the contracts listed on Schedule 3.8 in order to permit the consummation of the transactions contemplated by this Agreement without causing or resulting in a default, event of default, acceleration event or termination event under any of such documents and without entitling any party to any of such documents to exercise any other right or remedy adverse to the interests of Paradise, the Purchaser or the Company thereunder). Each such consent shall be in form reasonably satisfactory to counsel for Paradise and the Purchaser.

      Section 8.8 Employment Agreements. Dylan shall have entered into an Employment Agreement with Paradise, in the form of Exhibit A-1 hereto and Rodgers shall have entered into an Employment Agreement with the Purchaser in the form of Exhibit A-2 hereto.

      Section 8.9 Opinion of Counsel. Paradise and the Purchaser shall have received (i) the opinion of Cohen, Primiani & Foster, counsel to the Company and Dylan, dated the Closing Date, substantially in the form and to the effect of Exhibit B-1 hereto, and (ii) the opinion of James A. Melman, Esq., counsel to Rodgers, dated the Closing Date, substantially in form and to the effect of Exhibit B-2 hereto.

      Section 8.10 Repayment of Loans. All indebtedness of the Owners to the Company, if any, shall have been repaid in full, other than routine travel and expense advances in the ordinary course of business consistent with past practice, and the Company and the Owners shall have delivered to Paradise and the Purchaser a certificate, dated the Closing Date, to such effect.

      Section 8.11 Material Adverse Effect. Except for the execution and delivery of this Agreement and the transactions required or permitted to take place pursuant hereto on or prior to the Closing Date, since the Execution Date there shall not have occurred any Material Adverse Effect, or any event or development which, individually or together with such events, could reasonably be expected to result in a Material Adverse Effect and the Company and Owners shall have delivered to Paradise and the Purchaser, a certificate dated the Closing Date to such effect.

      Section 8.12 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto must be reasonably satisfactory in form and substance to Paradise and the Purchaser, and Paradise and the Purchaser shall have received copies of all such documents and other evidences as Paradise and the Purchaser may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

      Section 8.13 Spur & Buckle, Inc. On the Closing Date, the transactions contemplated in the Stock Purchase Agreement of even date herewith between Paradise and Dylan (the "Spur & Buckle, Inc. Agreement") shall have been consummated contemporaneously with the Closing hereunder.

      Section 8.14 Working Capital. Appropriate working capital lines of credit, as determined by Paradise and subject to the reasonable approval of the Owners, shall have been obtained for the Purchaser and Paradise.

      Section 8.15 Brambilla Release. The Company and the Owners shall have received (and delivered a copy to Paradise) a release from Marco Brambilla releasing the Company and the Owners from all claims.

      Section 8.16 Net Worth The Net Worth (as defined below) of the Company as of the Effective Date shall not have been less than $1.00, as finally determined pursuant to the procedures set forth in Section 2.1.2 above. As used in this
Section 8.16, the term "Net Worth" shall mean the aggregate net book value of the Company as represented by the aggregate value of the Assets, minus the aggregate value of the Assumed Liabilities, conveyed or assumed under this Agreement, calculated in accordance GAAP.

      Section 8.17 Financial Statements The Company and the Owners shall have delivered Schedule 3.4 (Financial Statements) to Paradise and the Purchaser; provided, however, failure to deliver said Schedule 3.4 shall not be a breach of this Agreement by the Company and/or the Owners.

                                   ARTICLE IX

             CONDITIONS TO OBLIGATIONS OF THE COMPANY AND THE OWNERS

      The obligations of the Company and the Owners hereunder to sell the Assets are subject to the fulfillment, at or before the Closing, of each of the following conditions (except with respect to Section 9.6, all or any of which may be waived in whole or in part by the Company and the Owners in their sole discretion):

      Section 9.1 Representations and Warranties. The representations and warranties made by Paradise and the Purchaser in this Agreement or in any Schedule delivered pursuant hereto, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, and Paradise and the Purchaser shall have delivered to the Company and the Owners a certificate, dated the Closing Date, to such effect.

      Section 9.2 Performance. Paradise and the Purchaser shall have performed and complied with the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Paradise and the Purchaser at or before the Closing, and Paradise and the Purchaser shall have delivered to the Company and the Owners a certificate, dated the Closing Date, to such effect.

      Section 9.3 Certified Resolutions. Paradise and the Purchaser shall have delivered to the Company and the Owners a copy of the resolutions of the boards of directors of each of Paradise and the Purchaser authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified to by an officer of Paradise and the Purchaser, respectively.

      Section 9.4 No Litigation. There shall not be pending any litigation, proceeding, investigation, review, arbitration or claim by Governmental or Regulatory Authority, and no preliminary or permanent injunction or other order shall have been issued to restrain or invalidate the consummation by Paradise or the Purchaser of this Agreement and the transactions contemplated hereby, and no material litigation shall be pending or to the knowledge of Paradise and the Purchaser, threatened against Paradise or the Purchaser with respect to this Agreement or the transactions contemplated hereby or arising out of the actions required or permitted to be taken by any of them pursuant to this Agreement, or against or affecting either Paradise or the Purchaser or any of their properties or rights which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

      Section 9.5 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit the Company and the Owners, Paradise and the Purchaser to perform their obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect.

      Section 9.6 Paradise Stockholder Approval. The special meeting of stockholders of Paradise shall have been duly held and at such meeting the requisite affirmative vote of Paradise stockholders shall have been recorded to authorize and to approve the transactions contemplated hereby in accordance with applicable provisions of Delaware law.

      Section 9.7 Employment Agreements. Paradise shall have entered into an Employment Agreement with Dylan in the form of Exhibit A-1 hereto and the Purchaser shall have entered into an Employment Agreement with Rodgers in the form of Exhibit A-2 hereto.

      Section 9.8 Opinion of Counsel. The Company and the Owners shall have received the opinion of Davis & Gilbert LLP, counsel to Paradise and the Purchaser, dated the Closing Date, substantially in the form and to the effect of Exhibit C hereto.

      Section 9.9 Proceedings. All proceedings to be taken on the part of Paradise and the Purchaser in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and the Owners , and the Company and the Owners shall have received copies of all such documents and other evidences as the Company and the Owners may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

      Section 9.10 Material Adverse Effect. Since the Execution Date there shall not have occurred any Material Adverse Effect, or any event or development which, individually or together with such events, could reasonably be expected to result in a Material Adverse Effect and Paradise shall have delivered to the Company and the Owners a certificate, dated the Closing Date, to such effect.

      Section 9.11 Spur & Buckle, Inc. Acquisition Agreement. On the Closing Date, the transactions contemplated by the Spur & Buckle Agreement shall have been consummated contemporaneously with the Closing hereunder.

      Section 9.12 Working Capital. Appropriate working capital lines of credit, as determined by Paradise and subject to the reasonable approval of the Owners, shall have been obtained for the Purchaser and Paradise.

      Section 9.13 Insurance Policy. The Company and the Owners shall have approved the terms of Paradise's Directors and Officers Errors and Omissions Insurance policy.

      Section 9.14 Brambilla Release. The Company and the Owners shall have received a release from Marco Brambilla releasing the Company and the Owners from all claims.

                                    ARTICLE X

                              ADDITIONAL AGREEMENTS

      Section 10.1 Change of Doing Business Name of the Company. At the Closing, the Company shall execute appropriate documents to change its doing business name to a name not including the "Straw Dogs" designation, or any variation thereof, and promptly thereafter shall file such documents with the appropriate authorities in California.

      Section 10.2 [Intentionally Omitted]

      Section 10.3 Agreements Regarding Employees After Closing

      10.3.1 Affected Employees. The Purchaser shall offer employment to all of the employees of the Company effective as of the Closing Date. Such personnel who accept such employment (the "Affected Employees") will be employed by the Purchaser with the same salaries and wages under which such Affected Employees were employed by the Company immediately prior to the Closing Date (other than as may be provided in the Employment Agreements referred to in Section 8.8 above), but nothing herein contained shall be deemed to create an employment contract between the Purchaser and/or any of its affiliates and any such Affected Employee. With respect to any welfare benefits plans (within the meaning of Section 3(1) of ERISA) maintained by the Purchaser or Paradise in which an Affected Employee may participate on or after the Closing Date, the Purchaser or Paradise shall use its reasonable commercial efforts (i) to waive any pre-existing condition limitations, (ii) to give effect in determining deductible and maximum out-of-pocket limitations to claims incurred and amounts paid by and amounts reimbursed to, such employees with respect to similar plans maintained by the Company prior to the Closing Date and (iii) to permit those Affected Employees who are eligible as of the Closing Date to participate in the Company's applicable welfare plans to participate immediately in any applicable welfare plan of the Purchaser or Paradise. In the event any employee of the Company shall be deemed to have been terminated solely by reason of the consummation of this Agreement, all liability for severance benefits or damages shall be borne by the Company. Employees of the Company that become employees of the Purchaser shall be subject to all rules, regulations, requirements and policies applicable to all new hires of the Purchaser (except as otherwise provided in this Section 10.3), and any such employees who may be subsequently terminated will be entitled to severance benefits in accordance with the policy of the Purchaser as then applicable, except to the extent that written agreements with such employees that are assumed by the Purchaser or subsequently entered into, provide otherwise.

      10.3.2 Service Credit. To the extent that any plan, program, practice, policy, arrangement or agreement providing compensation or benefits to an Affected Employee takes into account a participant's service with the Purchaser, whether for the purposes of determining eligibility, vesting, level or benefits or otherwise, the Affected Employee's service shall include his or her whole and partial years of service with the Company prior to the Closing Date.

      Section 10.4 Apportioned Obligations. All real property taxes, personal property taxes and similar ad valorem obligations levied with respect to the Assets for a taxable period which includes (but does not end on) the Effective Date (collectively, the "Apportioned Obligations") shall be apportioned between the Company and the Purchaser on the Closing Date based on the number of days of such taxable period included in the Pre-Effective Tax Period and the number of days of such taxable period included in the Post-Effective Date Tax Period. The Company shall be liable for the proportionate amount of such taxes that is attributable to the Pre-

Effective Date Tax Period, and the Purchaser shall be liable for the proportionate amount of such taxes that is attributable to the Post-Effective Date Tax Period. After the Closing Date, the Company and the Purchaser shall cooperate to ensure timely payment of all the Apportioned Obligations in accordance with the foregoing principles. For the purposes of the foregoing, "Pre-Effective Date Tax Period" means any Tax period (or portion thereof) ending on or before the close of business on the Effective Date; and "Post-Effective Date Tax Period" means any Tax period (or portion thereof) ending after the Effective Date.

      Section 10.5 Tax Liability. To the extent that the transfer of any Assets to the Purchaser gives rise to sales tax liability or other transfer, purchase or recordation documentary tax and fees (collectively, "Sales Taxes"), the Company shall promptly pay such Sales Taxes to the appropriate tax authorities.

      Section 10.6 Successor Employer. If applicable, the Purchaser agrees that it shall elect treatment as a "successor employer" for withholding tax purposes with respect to the 1999 calendar year.

      Section 10.7 Name of Purchaser. The parties hereto agree that immediately after the Closing, the corporate name of the Purchaser will be changed to "Straw Dogs, Inc."

      Section 10.8 Termination. This Agreement may be terminated and the sale of Assets and other transactions contemplated herein may be abandoned at any time prior to the Closing, notwithstanding the adoption of this Agreement by the Owners of the Company or the stockholders of Paradise by:

            (a) mutual consent of the Boards of Directors of each of the Company, Paradise and the Purchaser and the Owners of the Company;

            (b) either Paradise and the Purchaser, on the one hand, or the Company and the Owners , on the other hand, (provided the terminating party is not then in breach hereof and has not received notice of any breach) if the other party breaches its representations, warranties or covenants hereunder in any material respect and such breach is not cured within 15 days after the delivery of written notice thereof to such breaching party unless the breach of any such representation, warranty, or covenant does not materially adversely affect the business or assets of the breaching party or the ability of any or all parties to consummate the transactions contemplated hereby;

            (c) the Boards of Directors of either Paradise and the Purchaser or the Company and the Owners of the Company in the event a final and nonappealable order, decree or judgment of any court, agency, commission or governmental authority is issued or existing against the parties or any of them or any of their directors which would enjoin the transactions contemplated hereby; or

            (d) either Paradise and the Purchaser, on the one hand, or the Company and the Owners, on the other hand, if the Closing Date has not occurred prior to the close of business on September 30, 1999.

      Section 10.9 Effect of Termination. If this Agreement is terminated as provided in Section 10.8 hereof, this Agreement (except as otherwise herein provided) shall forthwith become void and there shall be no liability on the part of any party hereto or its respective officers or directors arising from the act of such permitted termination. Nothing herein shall preclude, however, any action or claim for damages to which any party is otherwise entitled as a result of breach by the other party hereto. In the event of any termination, each of the parties shall promptly return to the other, all documents and other written information received from the other in connection with the transactions contemplated by this Agreement and shall not retain any copies or summaries thereof.

      Section 10.10 Registration Rights. After the Closing Date, the Owners shall have the registration rights set forth in Appendix A to this Agreement with respect to the Paradise Stock acquired by them pursuant to this Agreement.

                                   ARTICLE XI

                               SURVIVAL; INDEMNITY

      Section 11.1 Survival. Notwithstanding any right of any party hereto fully to investigate the affairs of any other party, and notwithstanding any knowledge of facts determined or determinable pursuant to such investigation or right of investigation, each party hereto shall have the right to rely fully upon the representations, warranties, covenants and agreements of the other parties contained in this Agreement and the Schedules, if any, furnished by any other party pursuant to this Agreement, or in any certificate delivered at the Closing by any other party. Subject to the limitations set forth in Sections 11.5.2,
11.5.3 and 11.5.4, the respective representations, warranties, covenants and agreements (including but not limited to, the confidentiality obligations of Section 12.8) of the Company, the Owners, Paradise and the Purchaser contained in this Agreement shall survive the Closing.

      Section 11.2 Obligation of the Owners to Indemnify

      11.2.1 General Indemnity Subject to the limitations contained in Section 11.5, each of the Owners hereby severally agrees to indemnify Paradise, the Purchaser and their affiliates, shareholders, officers, directors, employees, agents, representatives and successors, permitted assignees of the Paradise the Purchaser and their affiliates (individually a "Purchaser Indemnified Party" and collectively, the "Purchaser Indemnified Parties") against, and to protect, save and keep harmless the Purchaser Indemnified Parties from, and to pay on behalf of or reimburse the Purchaser Indemnified Parties as and when incurred for, any and all liabilities (including liabilities for Taxes), obligations, losses, damages, penalties, demands, claims, actions, suits, judgments, settlements, penalties, interest, out-of-pocket costs, expenses and disbursements (including reasonable costs of investigation, and reasonable attorneys', accountants' and expert witnesses' fees) of whatever kind and nature (collectively, "Losses"), that may be imposed on or incurred by any Purchaser Indemnified Party as a consequence of, in connection with, incident to, resulting from or arising out of or in any way related to or by virtue of: (a) any misrepresentation, inaccuracy or breach of any warranty or representation contained in Article III.B hereof or in any certificate delivered by the Company or the Owners at the Closing; (b) any action, demand, proceeding, investigation or claim by any third party (including any Governmental or Regulatory Authority) against or affecting any Purchaser Indemnified Party which may give rise to or evidence the existence of or relate to a misrepresentation or breach of any of the representations and warranties of the Company or the Owners contained in Article III.B hereof or in any certificate delivered by the Owners at the Closing; (c) any breach or failure by the Company or the Owners to comply with, perform or discharge any obligation, agreement or covenant by the Company or the Owners contained in this Agreement; and (d) any liability or obligation or any assertion against any Purchaser Indemnified Party, arising out of or relating, directly or indirectly, to any Retained Liability.

      11.2.2 Special Indemnity. Subject to the limitations contained in Section 11.5, each of the Owners hereby severally agrees to indemnify the Purchaser Indemnified Parties against, and to protect, save and keep harmless the Purchaser Indemnified Parties from, and to assume liability for, the payment of all Losses that may be imposed on or incurred by any Purchaser Indemnified Party as a consequence of or in connection with, incident to, resulting from or arising out of or in any way related to or by virtue of: (a) any misrepresentation, inaccuracy or breach of a representation or warranty by such Owners contained in Article III.A hereof; and (b) any action, demand, proceeding, investigation or claim by any third party (including any Governmental or Regulatory Authority) against or affecting any Purchaser Indemnified Party which may give rise to or evidence the existence of or relate to a misrepresentation or breach of any of the representations and warranties of such Owners contained in Article III.A hereof or in any certificate delivered by such Owner at the Closing. Any claim for indemnity made under this Section
11.2.2 shall not be construed as a claim under Section 11.2.1 hereof even if a Purchaser Indemnified Party could have made a claim under Section 11.2.1 hereof in respect of the same matters.

      11.2.3 "Losses". The term "Losses" as used in this Agreement is not limited to matters asserted by third parties against an Indemnified Party, but includes Losses incurred or sustained by an Indemnified Party in the absence of third party claims.

      Section 11.3 Obligation of Paradise and the Purchaser to Indemnify. Subject to the limitations set forth in Section 11.5.2 hereof, Paradise and the Purchaser hereby agree, jointly and severally, to indemnify the Company and the Owners and their affiliates, Owners, officers, directors, employees, agents, representatives and successors, permitted assigns of the Company and the Owners and their affiliates (individually a "Company Indemnified Party" and collectively, the "Company Indemnified Parties") against, and to protect, save and keep harmless the Company Indemnified Parties from, and to pay on behalf of or reimburse the Company Indemnified Parties as and when incurred for, any and all Losses that may be imposed on or incurred by any Company Indemnified Party as a consequence of, in connection with, incident to, resulting from or arising out of or in any way related to or by virtue of: (a) any misrepresentation, inaccuracy or breach of any warranty or representation of Paradise or the Purchaser contained in Article IV hereof or in any certificate delivered by Paradise or the Purchaser at the Closing; (b) any action, demand, proceeding, investigation or claim by any third party (including any Governmental or Regulatory Authority) against or affecting any Company Indemnified Party which may give rise to or evidence the existence of or relate to a misrepresentation or breach of any of the representations and warranties of Paradise or the Purchaser contained in Article IV hereof or in any certificate delivered by Paradise or the Purchaser at the Closing; (c) any breach or failure by Paradise or the Purchaser to comply with, perform or discharge any obligation, agreement or covenant by Paradise or the Purchaser contained in this Agreement; and (d) any liability or obligation or any assertion against any Company Indemnified Party arising out of or relating, directly or indirectly, to any Assumed Liability.

      Section 11.4 Indemnification Procedures.

      11.4.1 Non-Third-Party Claims. In the event that any Person entitled to indemnification under this Agreement (an "Indemnified Party") asserts a claim for indemnification which does not involve a Third Party Claim (as defined in Section 11.4.2 below), against which a party to this Agreement is required to provide indemnification under this Agreement (an "Indemnifying Party"), the Indemnifiying Party may acknowledge and agree by notice to the Indemnified Party in writing to satisfy such claim within 20 days of receipt of notice of such claim from the Indemnified Party. In the event that the Indemnifying Party disputes such claim, the Indemnifying Party shall provide written notice of such dispute to the Indemnified Party within 20 days of receipt of notice of such claim, setting forth a reasonable basis of such dispute. In the event that the Indemnifying Party shall fail to provide written notice to the Indemnified Party within 20 days of receipt of notice from the Indemnified Party that the Indemnifying Party either acknowledges and agrees to pay such claim or disputes such claim, the Indemnifying Party shall be deemed to have acknowledged and agreed to pay such claim in full and to have waived any right to dispute such claim. Once the Indemnifying Party has acknowledged and agreed to pay any claim pursuant to this Section 11.4.1, or once any dispute under this Section 11.4.1 has been finally resolved in favor of indemnification by a court or other tribunal of competent jurisdiction, subject to Section 11.5.1, the Indemnifying Party shall pay the amount of such claim to the Indemnified Party within 10 days of the date of acknowledgement or resolution, as the case may be, to such account and in such manner as is designated in writing by the Indemnified Party.

      11.4.2 Third-Party Claims.

            (a) In the event that any Indemnified Party asserts a claim for indemnification or receives notice of the assertion of any claim or of the commencement of any action or proceeding by any Person who is not a party to this Agreement or an affiliate of a party to this Agreement (a "Third Party Claim") against an Indemnifying Party, the Indemnified Party shall give written notice together with a statement of any available information regarding such claim to the Indemnifying Party within 30 days after learning of such claim (or within such shorter time as may be necessary to give the Indemnifying Party a reasonable opportunity to respond to such claim). The Indemnifying Party shall have the right, upon written notice to the Indemnified Party (the "Defense Notice") within 15 days after receipt from the Indemnified Party of notice of such claim, which Defense Notice by the Indemnifying Party shall specify the counsel it will appoint to defend such claim ("Defense Counsel"), to conduct at its expense the defense against such claim in its own name, or if necessary in the name of the Indemnified Party; provided, however, that the Indemnified Party shall have the right to approve the Defense Counsel, which approval shall not be unreasonably withheld or delayed, and in the event the Indemnifying Party and the Indemnified Party cannot agree upon such counsel within 10 days after the Defense Notice is provided, then the Indemnifying Party shall propose an alternate Defense Counsel, which shall be subject again to the Indemnified Party's approval which approval shall not be unreasonably withheld or delayed. If the parties still fail to agree on the Defense Counsel, then, at such time, they shall mutually agree in good faith on a procedure to determine the Defense Counsel.

      (b) In the event that the Indemnifying Party shall fail to give the Defense Notice within such 15 day period, it shall be deemed to have elected not to conduct the defense of the subject claim, and in such event the Indemnified Party shall have the right to conduct the defense and to compromise and settle the claim without prior consent of the Indemnifying Party and the Indemnifying Party will be liable for all reasonable costs, expenses, settlement amounts or other Losses paid or incurred in connection therewith.

      (c) In the event that the Indemnifying Party does deliver a Defense Notice and thereby elects to conduct the defense of the subject claim, the Indemnifying Party shall be entitled to have the exclusive control over the defense and settlement of the subject claim and the Indemnified Party will cooperate with and make available to the Indemnifying Party such assistance and materials as it may reasonably request, all at the expense of the Indemnifying Party; the Indemnified Party shall have the right at its expense to participate in the defense assisted by counsel of its own choosing at its expense. In such an event, the Indemnifying Party will not settle the subject claim without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed.

      (d) Without the prior written consent of the Indemnified Party, the Indemnifying Party will not enter into any settlement of any Third Party Claim or cease to defend against such claim, if pursuant to or as a result of such settlement or cessation, (i) injunctive relief or specific performance would be imposed against the Indemnified Party, or (ii) such settlement or cessation would lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder.

      (e) If an Indemnified Party refuses to consent to a bona fide offer of settlement which provides for a full release of the Indemnified Party and its affiliates and solely for a monetary payment which the Indemnifying Party wishes to accept, the Indemnified Party may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Indemnified Party. In such an event, the obligation of the Indemnifying Party shall be limited to the amount of the offer of settlement which the Indemnified Party refused to accept plus the costs and expenses of the Indemnified Party incurred prior to the date the Indemnifying Party notified the Indemnified Party of the offer of settlement.

      (f) Notwithstanding clause (b) above, the Indemnifying Party shall not be entitled to control, but may participate in, and the Indemnified Party shall be entitled to have sole control over, the defense or settlement of any claim (i) that seeks a temporary restraining order, a preliminary or permanent injunction or specific performance against the Indemnified Party, (ii) to the extent such claim involves criminal allegations against the Indemnified Party, (iii) that if unsuccessful, would set a precedent that would materially interfere with, or have a material adverse effect on, the business or financial condition of the Indemnified Party or (iv) if such claim would impose liability on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder. In such an event, the Indemnifying Party will still have all of its obligations hereunder provided that the Indemnified Party will not settle the subject claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed.

      (g) Any final judgment entered or settlement agreed upon in the manner provided herein shall be binding upon the Indemnifying Party, and shall conclusively be deemed to be an obligation with respect to which the Indemnified Party is entitled to prompt indemnification hereunder.

      (h) A failure by an Indemnified Party to give timely, complete or accurate notice as provided in this Section 11.5 will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise directly and materially damaged as a result of such failure to give timely notice.

      Section 11.5 Limitations on and Other Matters Regarding Indemnification.

       11.5.1 Indemnity Cushion and Cap. Subject to Section 11.5.4 below, the Owners shall not have any liability to any Purchaser Indemnified Party with respect to Losses arising out of any of the matters referred to in Section 11.2 until such time as the amount of such liability shall exceed in the aggregate
(i) $50,000, plus (ii) the amount by which Net Worth of the Company (as defined in Section 8.16) as of the Effective Date exceeded $1.00 (the "Aggregate Cushion") (in which case the Owners shall be liable for all Losses in excess of the Aggregate Cushion); provided, however, the Aggregate Cushion shall not apply to any Losses arising out of or resulting from a misrepresentation, inaccuracy or breach of any warranty or representation contained in Sections 3.1.1, 3.1.2, 3.1.3, 3.1.5, 3.1.7 and
3.1.8. Subject to Section 11.5.4 below, the indemnity obligations of each of the Owners with respect to Losses arising out of any matter referred to in Section
11.2 shall not exceed the value of the Paradise Stock delivered to the Owners at the Closing (the "Cap"); provided, however, the Cap shall not apply to any Losses arising out of or resulting from a misrepresentation, inaccuracy or breach of any warranty or representation contained in Sections 3.1.1, 3.1.2, 3.1.3, 3.1.5, 3.1.7 and 3.1.8. For purposes of calculating the value of the Paradise Stock received by the Owners, the Paradise Stock shall be valued at its fair market value, which shall be the average closing price for Paradise Stock on the Nasdaq Small Cap Market for the ten trading days ending two business days immediately prior to the date of payment.

      11.5.2 Termination of Indemnification Obligations of the Company and the Owners. The obligation of the Company and the Owners to indemnify under Section
11.2 hereof shall terminate one year from the Closing Date, except (a) as to matters as to which the Purchaser Indemnified Party has made a claim for indemnification on or prior to such date and (b) with respect to any claim for Losses pertaining to a misrepresentation or a breach of representation or warranty under Section 3.11 or any other Section of Article III of this Agreement relating to Taxes. The obligation to indemnify referred to in:

      (i) the preceding clause (a) shall survive the expiration of such period until such claim for indemnification is finally resolved and any obligations with respect thereto are fully satisfied; and

      (ii) the preceding clause (b) shall terminate 180 days after the expiration of the relevant Federal, state or local statute of limitations (taking into account any extensions or waivers thereof), except as to matters as to which any Indemnified Party has made a claim for indemnification on or prior to such date, in which case the right to indemnification with respect thereto shall survive the expiration of any such period until such claim for indemnification is finally resolved and any obligations with respect thereto are fully satisfied.

      11.5.3 Termination of Indemnification Obligations of Paradise and the Purchaser. The obligation of Paradise and the Purchaser to indemnify under
Section 11.3 hereof shall terminate one year from the Closing Date except as to matters as to which any Company Indemnified Party has made a claim for indemnification on or prior to such date, in which case the right to indemnification with respect thereto shall survive such period until such claim for indemnification is resolved and any obligations with respect thereto are fully satisfied.

      11.5.4 Exceptions. Each of the limitations set forth above in this Section
11.5 shall in no event (a) apply to any Losses incurred by a Purchaser Indemnified Party which relate, directly or indirectly, to (i) any fraudulent acts committed by the Company or the Owners (including without limitation, fraud in connection with the transaction contemplated hereby and any fraudulent acts by any manager, officer, employee, agent or equity holder of the Company); (ii) any indemnification obligation under Section 11.2.1(c) or 11.2.1(d); and (iii) the Company's and the

Owners' obligations set forth in Section 12.1 to pay certain expenses; or (b) apply to any Losses incurred by a Company Indemnified Party which relate, directly or indirectly, to (i) any fraudulent acts committed by Paradise, the Purchaser (including without limitation, fraud in connection with the transaction contemplated hereby and any fraudulent acts by any officer, director, employee, agent or shareholder of Paradise or the Purchaser); (ii) any indemnification obligation under Section 11.3(c) or 11.3(d); and (iii) Paradise's obligations set forth in Section 12.1 to pay certain expenses.

      11.5.5 Control by Paradise. All decisions and determinations to be made by the Purchaser and/or a Purchaser Indemnified Party under this Article XI shall be made by Paradise in the name of and on behalf of the Purchaser or such other the Purchaser Indemnified Party.

                                   ARTICLE XII

                                  MISCELLANEOUS

      Section 12.1 Expenses. Except for the costs of auditing the Company's financial statements, (as described in Sections 2.1.2 and 3.4), which costs shall be paid by Paradise, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisors.

      Section 12.2 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, (including, without limitation, the validity or enforcement of this Agreement), shall be governed by the laws of the State of Delaware without reference to its conflict of laws provisions.

      Section 12.3 Jurisdiction. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in (i) the courts of the State of New York or in the United States District Court for the Southern District of New York, if the principal office of Paradise is then located in New York, or (ii) the courts of the State of California or in the United States District Court for the Central District of California, if the principal office of Paradise is then located in California. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the States of New York or California for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS UNDER THIS AGREEMENT.

      Section 12.4 "Person" Defined. "Person" shall mean and include an individual, a company, a partnership, a joint venture, a corporation (including any non-profit corporation), a trust, an estate, a limited liability company, a limited liability partnership, an unincorporated organization and a government or other department or agency thereof.

      Section 12.5 "Knowledge" Defined. Where any representation and warranty contained in this Agreement is expressly qualified by reference to the knowledge of the Owners, such term shall be limited to the actual knowledge of the Owners and unless otherwise stated such knowledge that would have been discovered by the Owners after reasonable inquiry. Where any representation and warranty contained in this Agreement is expressly specified by reference to the knowledge of the Company, Paradise or the Purchaser, as the case may be, such term shall be limited to the actual knowledge of the executive officers of such entity and unless otherwise stated, such knowledge that would have been discovered by such executive officers after reasonable inquiry.

      Section 12.6 "Affiliate" Defined. As used in this Agreement, an "affiliate" of any Person, shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person.

      Section 12.7 Captions. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

      Section 12.8 Confidentiality. Unless and until the Closing shall have occurred and except as may be required in connection with (i) any public announcement that Paradise, the Purchaser, the Company and the Owners have executed this Agreement, or (ii) any governmental filings contemplated under this Agreement, Paradise, the Purchaser, the Company and the Owners shall, and shall cause their respective employees, agents, consultants and representatives to, maintain in confidence and not otherwise use or permit the use of information, documents, and data respecting any other party to this Agreement furnished to them, or to any person or entity on their behalf except to the extent that such information is elsewhere available to the public or otherwise rightfully obtained without violation of this Section 12.8 or any other agreement. If this Agreement is terminated pursuant to Section 10.8 hereof or otherwise, each party shall (and Paradise the Purchaser and the Company shall cause any third party to whom it has made permitted disclosures to) (i) return to the other party or destroy all written information, documents, and data furnished to it or to any person or entity on its behalf, and (ii) maintain in confidence all information received by it, or by any person or entity on its behalf, and shall not use or permit the use of such information by others except to the extent that such information is elsewhere available to the public or otherwise rightfully obtained without violation of this Section 12.8 or any other agreement. Notwithstanding the foregoing, the foregoing provision shall not apply to the extent that Paradise is required to make any announcement or file information relating to or arising out of this Agreement by virtue of the federal securities laws of the United States or the rules and regulations promulgated thereunder or other rules of the Nasdaq Small Cap Market, or any announcement by any party pursuant to applicable law or regulations.

      Section 12.9 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been given (a) upon personal delivery, if delivered by hand or by courier,

(b) three days after the date of deposit in the mails, postage prepaid, if mailed by certified or registered mail, or (c) the next business day if sent by facsimile transmission (if receipt is electronically confirmed) or by a prepaid overnight courier service, and in each case at the respective addresses or numbers set forth below or such other address or number as such party may have fixed by notice:

      If to either Paradise or to the Purchaser, addressed to:

               Paradise Music & Entertainment, Inc.
               53 West 23rd Street, 11th Floor
               New York, New York 10010
               Attention: President
               Fax: 212-845-6480

                  with a copy to:

               Davis & Gilbert LLP
               1740 Broadway
               New York, New York 10019
               Attention:  Walter M. Epstein, Esq.
               Fax: (212) 468-4888

      If to either the Company or the Owners, addressed to:

               Consolidated Entertainment, LLC
               8330 W. Third Street
               Los Angeles, CA  90048
               Attention: Jesse Dylan and Craig Rodgers
               Fax: (310) 458-9833

                  with a copy to:

               Cohen, Primiani & Foster
               2029 Century Park East, Suite 400
               Los Angeles, CA 90067
               Attention: Michael Foster, Esq.
               Fax: (310) 277-4351

                  and

               James A. Melman, Esq.
               815 Moraga Drive
               Los Angeles, CA 90049
               Fax: (310) 472-4091

      Section 12.10 Parties in Interest. This Agreement may not be transferred, assigned pledged or hypothecated by any party hereto, other than by operation of law. Any purported transfer, assignment, pledge or hypothecation (other than by operation of law) shall be void and ineffective. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

      Section 12.11 Severability. In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

      Section 12.12 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

      Section 12.13 Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior oral and written agreements and understandings between the parties with respect to such subject matter.

      Section 12.14 Amendment. This Agreement may not be amended, supplemented or modified orally, but only by an agreement in writing signed on behalf of each of the parties hereto.

      Section 12.15 Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto and their respective successors and assigns as permitted under Section 12.10. Notwithstanding the foregoing, the parties agree that in the event the provisions of this Agreement inuring to the benefit of the Company are expressly assigned in writing to the Owners in their individual capacity, such benefits shall be given to the Owners in place of the Company.

      IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement, on the day and year first above written.

                                          PARADISE MUSIC &
                                          ENTERTAINMENT, INC.

                                          By: /s/ AUTHORIZED OFFICER
                                              --------------------------
                                                Name:
                                                Title:


                                          STRAW DOGS ACQUISITION CORP.

                                          By: /s/ AUTHORIZED OFFICER
                                              --------------------------


                                          CONSOLIDATED
                                          ENTERTAINMENT, LLC

                                          By: /s/ AUTHORIZED OFFICER
                                              --------------------------


                                          /s/ JESSE DYLAN
                                          ------------------------------
                                          JESSE DYLAN


                                          /s/ CRAIG RODGERS
                                          ------------------------------
                                          CRAIG RODGERS

            AMENDMENT, dated October 1, 1999, to Asset Purchase Agreement (the "Asset Purchase Agreement"), dated September 24, 1999, by and among Paradise Music and Entertainment, Inc., Straw Dogs Acquisition Corp., Consolidated Entertainment, LLC, Jesse Dylan and Craig Rodgers. Any term used in his Amendment without definition shall have the meaning ascribed to such term in the Asset Purchase Agreement.

                              W I S T N E S S E T H

            WHEREAS, the parties wish to amend the Asset Purchase Agreement as set forth below.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

            1. Section 10.8(d) of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

            "(d) either Paradise and the Purchaser, on the one hand, or the Company and the Owners, on the other hand, if the Closing Date has not occurred prior to the close of business on December 31, 1999."

            Except as amended herein, the Asset Purchase Agreement shall remain in full force and effect in accordance with its terms.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Asset Purchase Agreement, on the day and year first above written.

                                          PARADISE MUSIC &
                                          ENTERTAINMENT, INC.

                                          By: /s/ AUTHORIZED OFFICER
                                              --------------------------
                                                Name:
                                                Title:


                                          STRAW DOGS ACQUISITION CORP.

                                          By: /s/ AUTHORIZED OFFICER
                                              --------------------------


                                          CONSOLIDATED
                                          ENTERTAINMENT, LLC

                                          By: /s/ AUTHORIZED OFFICER
                                              --------------------------


                                          /s/ JESSE DYLAN
                                          ------------------------------
                                          JESSE DYLAN


                                          /s/ CRAIG RODGERS
                                          ------------------------------
                                          CRAIG RODGERS

                      Paradise Music & Entertainment, Inc.
                         53 West 23rd Street, 11th Floor
                            New York, New York 10010

                                                              September 22, 1999

Consolidated Entertainment, LLC
8330 W. Third Street
Los Angeles, California 90048

            Re: Asset Purchase Agreement

Gentlemen:

            The terms of this letter agreement supplement the terms of the Asset Purchase Agreement by and among Paradise Music & Entertainment, Inc., Straw Dogs Acquisition Corp., Consolidated Entertainment, LLC, Jesse Dylan and Craig Rodgers executed simultaneously herewith. In accordance with the understanding of the parties hereto, the terms set forth in Exhibit 1 to this letter represent the agreement of the parties with respect to the treatment of the capital accounts of Messrs. Dylan and Rodgers as owners of Consolidated Entertainment, LLC ("Straw Dogs") through May 31, 1999 as well as the treatment of certain amounts due from affiliated entities to Straw Dogs. Set forth in Exhibit 2 to this letter are the agreed upon terms covering the leasing of space by Paradise Music & Entertainment, Inc. from 8330 West 3rd Street LLC.

                                        Very truly yours,

                                        Paradise Music & Entertainment, Inc.


                                        By /s/ AUTHORIZED OFFICER
                                           ---------------------------------

Accepted and Agreed:

Consolidated Entertainment, LLC

By /s/ AUTHORIZED OFFICER
   --------------------------------


/s/ JESSE DYLAN
-----------------------------------
           Jesse Dylan


/s/ CRAIG RODGERS
-----------------------------------
          Craig Rodgers


Straw Dogs Acquisition Corporation

By /s/ AUTHORIZED OFFICER
-----------------------------------

Exhibit 1

Resolution of Capital Accounts of Consolidated Entertainment, LLC ("Straw Dogs") and Amounts Due From 8330 West Third Street, LLC ("8330")

Set forth below are the terms agreed to by the parties with regard to the capital accounts of Jesse Dylan and Craig Rodgers as at May 31, 1999, and amounts due to Straw Dogs from 8330:

(a) As of September 1, 1999 it is projected that the amount due from 8330 to Straw Dogs is $1,795,000. This amount is subject to verification at the date of closing.

(b) 8330 will receive a credit against the amount due equal to the verified amount of the capital accounts as mutually agreed; projected to be between $614,000 and $774,000, such amount to be reduced by the tax distribution in (d).

(c) 8330 will endeavor to complete the refinancing of the facilities being leased by Straw Dogs and will pay Straw Dogs up to $500,000 upon completion of the refinancing contingent upon net cash available from the refinancing.

(d) Straw Dogs will distribute to Dylan and Rodgers from their capital accounts, the sum equal to their tax liability for the period January 1, 1999 through May 31, 1999 (an amount assumed to be approximately $177,000) and will distribute the sum equal to their tax liability for the period June 1, 1999 to closing without charge to their capital account or any other loan account.

(e) The amount due from 8330 will be reduced by $400,000 as a leasehold tenant improvement contribution.

(f) The remaining amount due from 8330 will be represented by a promissory note executed by 8330 to be amortized over 10 years and paid monthly - interest at prime plus 1%; floating quarterly with a floor of 6% and capped at 12 1/2% - self amortizing schedule to provide for full pay out over 10 years. In the event the refinancing described in (c) above is not completed, the parties shall negotiate in good faith, appropriate adjustments to the promissory note terms, taking into account Paradise' capital situation and the expressed needs of 8330 as already discussed by the parties.

(g) By way of example and assuming the information provided by Jesse Dylan and Craig Rodgers is accurate the following calculation would result:

                  Due from 8330:                            $ 1,795,000 (a)
                  Credit from Cap. Account:                 (   774,000)(b)
                  Cash payment to Straw Dogs
                    from Refinancing Proceeds:              (   500,000)(c)
                  Tax payments distribution from
                    capital accounts to Dylan/Rodgers:      $   177,000 (d)
                  Tenant Contribution                       (   400,000)(e)
                                                            -----------
                  Loan from Straw Dogs
                    to 8330                                 $   298,000*

* Note that the parties wish to leave a cushion of $50,000 in the capital accounts for potential adjustments so that the loan amount will assume capital accounts are drawn down to an aggregate of $50,000. To the extent the $50,000 cushion is not used for adjustments when the analysis is completed the remaining amount of the cushion will be used to reduce the loan amount from 8330 to Straw Dogs.

Exhibit 2

Set forth below are the terms for the leasing of the 8330 facilities by
Paradise:

1. Sq. footage of 10,000 at no less than $2.25 per square foot (psf) and no more than $2.40 psf, based upon the average market rate as determined by two appraisers (taking into account all relevant lease terms).

2.    Triple Net Lease.

3. 10 year term - entire building and parking facilities located at the premises.

4. Form of lease as presented with changed economic terms generally acceptable, but without any key man clause regarding Jesse Dylan.

5. No escalations for first 5 years. 6th year - 5 year cumulative CPI increase capped at 15%. Thereafter year to year CPI increase with a minimum of 3% and a maximum of 6% annually; subject to 2 appraisers agreeing that the floor and ceiling of the escalation clause is typical of the market.

                                                                      Appendix B

--------------------------------------------------------------------------------

                            STOCK PURCHASE AGREEMENT

                                  by and among

                      PARADISE MUSIC & ENTERTAINMENT, INC.

                          STRAW DOGS ACQUISITION CORP.

                                       and

                                   JESSE DYLAN

--------------------------------------------------------------------------------

                            Dated September 24, 1999

                            STOCK PURCHASE AGREEMENT

            STOCK PURCHASE AGREEMENT (the "Agreement") dated September 24, 1999 (the "Execution Date") by and among PARADISE MUSIC & ENTERTAINMENT CORP., a Delaware corporation ("Paradise"); STRAW DOGS ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of Paradise (the "Purchaser"); and JESSE DYLAN ("the Stockholder").

                              W I T N E S S E T H :

      WHEREAS, the Stockholder owns 100% of the issued and outstanding shares of common stock, no par value per share (the "Shares") of Spur & Buckle, Inc., a California corporation; (the "Company"); and

      WHEREAS, the Stockholder wishes to transfer, and the Purchaser wishes to acquire100% of the Shares, in a tax-free reorganization as described in ss. 368(a)(1)(B) of the Internal Revenue Code, upon the terms and subject to the conditions of this Agreement; and

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                    ARTICLE I

                               SALE OF THE SHARES

      Section 1.1 Sale of the Shares. Subject to the terms and conditions of this Agreement, the Stockholder agrees to sell, assign, transfer and deliver the Shares to the Purchaser on the Closing Date (as defined in Section 2.2) and the purchaser agrees to purchase the Shares from the Stockholder on the Closing Date. All certificates representing the Shares shall be duly endorsed by the Stockholder, with all necessary transfer tax and other revenue stamps, acquired at the Stockholder's expense, affixed and canceled.

                                   ARTICLE II

                           PURCHASE PRICE AND CLOSING

      Section 2.1 Purchase Price. In full consideration for the purchase by the Purchaser of the Shares, the purchase price (the "Purchase Price") shall be paid by the Purchaser as follows:

      2.1.1 Payment. (a) At the Closing, the Purchaser will pay the Stockholder 541,000 shares of Paradise Music & Entertainment, Inc. common stock, par value $.01 per share ("Paradise Stock").

            (b) The Paradise Stock shall be restricted stock and shall be saleable by the Stockholder only in accordance with the terms of the Registration Rights Agreement described in Section 8.8 of this Agreement or as otherwise permitted pursuant to applicable securities laws.

      2.1.2 Accounting Procedures.

      (i) The Purchaser shall cause Rothstein, Kass & Company, P.C., or another independent accounting firm chosen by the Purchaser (the "Accountants"), as soon as practicable after the Closing, to prepare in accordance with generally accepted accounting principles consistently applied ("GAAP"), a report containing an audited balance sheet of the Company as of the close of business on the Effective Date (the "Effective Date Balance Sheet"), together with a statement of the Accountants based upon such report and stating that it was prepared in accordance with this Agreement and setting forth the Net Worth (as defined in section 8.13) of the Stockholder (the "Special Determination"). If the Stockholder does not agree that the Special Determination correctly states the Net Worth, the Stockholder shall promptly (but not later than 45 days after the delivery to it of the Special Determination) give written notice to the Purchaser of any exceptions thereto (in reasonable detail describing the nature of the disagreement asserted). If the Stockholder and the Purchaser reconcile their differences, the Net Worth calculation shall be adjusted accordingly and shall thereupon become binding, final and conclusive upon all of the parties hereto and enforceable in a court of law. If the Stockholder and the Purchaser are unable to reconcile their differences in writing within 20 days after written notice of exceptions is delivered to the Purchaser (the "Reconciliation Period"), the items in dispute shall be submitted to a mutually acceptable accounting firm (other than the Accountants) selected from any of the five largest accounting firms in the United States in terms of gross revenues (the "Independent Auditors") for final determination, and the Net Worth calculation shall be deemed adjusted in accordance with the determination of the Independent Auditors and shall become binding, final and conclusive upon all of the parties hereto and enforceable in a court of law. The Independent Auditors shall consider only the items in dispute and shall be instructed to act within 20 days (or such longer period as the Stockholder and the Purchaser may agree) to resolve all items in dispute. If the Stockholder does not give notice of any exception within 45 days after the delivery to it of the Special Determination or if the Stockholder gives written notification of its acceptance of the Net Worth prior to the end of such 45 day period, the Net Worth set forth in the Special Determination shall thereupon become binding, final and conclusive upon all the parties hereto and enforceable in a court of law.

      (ii) In the event the Independent Auditors are for any reason unable or unwilling to perform the services required of it under this Section 2.1, then the Purchaser and the Stockholder agree to select another accounting firm from among the five largest accounting firms in the United States in terms of gross revenues to perform the services to be performed under this Section 2.1.2 by the Independent Auditors. For purposes of this Section 2.1 the term "Independent Auditors" shall include such other accounting firm chosen in accordance with this clause (ii).

      (iii) The Independent Auditors shall determine the party (i.e., the Purchaser or the Stockholder) whose asserted position as to the calculation of Net Worth for the period under examination before the Independent Auditors is furthest from the determination of Net Worth by the Independent Auditors, which non-prevailing party shall pay the fees and expenses of the Independent Auditors.

      2.1.3 Examination of Books and Records. The books and records of the Company shall be made available during normal business hours upon reasonable advance notice at the principal office of the Company, to the parties hereto, the Accountants and the Independent Auditors to the extent required to determine the calculations required under this Section 2.1. Any such examination shall be conducted so as to minimize disruption of the Business. The parties hereto shall cause the Company and the Purchaser to make arrangements to make available to the parties hereto and their respective representatives (including auditors) any back-up materials generated by the Company or the Accountants, as the case may be, with respect to any adjustments made by them to the financial statements in the process of preparing the Special Determination. In addition, the Stockholder, on the one hand, and the Purchaser, on the other hand, shall make available to the other party and their representatives (including auditors) any back-up materials generated by them to support a position which is contrary to the position taken by the other party.

      Section 2.2 Closing and Effective Date. Not more than one business day from the approval of this Agreement at the special meeting of stockholders of Paradise contemplated by Section 9.6, Paradise shall notify the other parties to this Agreement of its desire to close, specifying a closing date not more than five business days thereafter. The transfer of the Shares to the Purchaser and delivery of the Purchase Price in exchange therefor (the "Closing") shall take place at 10:00 a.m. at the offices of Davis & Gilbert LLP, 1740 Broadway, New York, New York on the date so determined (the "Closing Date"). In the event a proceeding shall have been instituted attacking the legality of this Agreement or seeking to enjoin its consummation, then the Closing Date shall be suspended pending a final determination of any such proceeding. The transfer of the Shares by the Stockholder shall be deemed effective as of the close of business on June 1, 1999 (the "Effective Date").

                                   ARTICLE III

                       REPRESENTATIONS OF THE STOCKHOLDER

            The Stockholder represents and warrants to and with the Purchaser and Paradise as follows:

      Section 3.1 Execution and Validity of Agreement; Restrictive Documents.

      3.1.1 Execution and Validity. The Stockholder has the full legal right and capacity to enter into this Agreement and to perform his obligations hereunder. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming due authorization, execution and delivery by the Purchaser and Paradise, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

      3.1.2 Stock Ownership. The Stockholder is the true and lawful owner of the Shares and all of the Shares have been duly and validly authorized and issued and are fully paid, nonassessable and free of preemptive rights with no personal liability attaching to the ownership thereof, except as such liability may be imposed pursuant to applicable laws, and such ownership is free and clear of all mortgages, liens, security interests, encumbrances, claims charges and restrictions of any kind or character (collectively, "Liens").

      3.1.3 No Options. There are no outstanding subscriptions, options, rights (including "phantom stock rights"), warrants, calls, commitments, understandings, arrangements, plans or other agreements of any kind (collectively "Options") to acquire any Shares from the Stockholder and there are no arrangements or understandings with respect to the sale or transfer of any Shares by the Stockholder.

      3.1.4 No Restrictions. There is no suit, action, claim, investigation or inquiry by any Governmental or Regulatory Authority, (as defined in Section
3.1.5 below), and no legal, administrative or arbitration proceeding pending or, to the Stockholder's knowledge, threatened against the Stockholder or any of the Stockholder's properties or assets, with respect to the execution, delivery and performance of this Agreement or the transactions contemplated hereby or any other agreement entered into by the Stockholder in connection with the transactions contemplated hereby.

      3.1.5 Non-Contravention. The execution, delivery and performance by the Stockholder of his obligations hereunder and the consummation of the transactions contemplated hereby, will not (a) result in the violation by the Stockholder of any statute, law, rule, regulation or ordinance (collectively, "Laws"), or any judgment, decree, order, writ, permit or license (collectively, "Orders"), of any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision (a "Governmental or Regulatory Authority"), applicable to the Stockholder or any of the Shares, or (b) conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, or require the

Stockholder to obtain any consent, approval or action of, make any filing with or give any notice to, or result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the Shares, under any of the terms, conditions or provisions of any agreement, commitment, lease, license, evidence of undebtedness, mortgage, indenture, security agreement, instrument, note, bond, franchise, permit, concession, or other instrument, obligation or agreement of any kind (collectively "Stockholder Contracts")"), to which the Stockholder is a party or by which the Stockholder or any of his assets or properties are bound.

      Section 3.2 Capital Stock; Existence and Good Standing.

      3.2.1 Capital Stock. The Company has an authorized capitalization consisting of 1,000,000 shares of common stock, no par value, of which 1,000 shares are issued and outstanding, and no shares are held in the treasury of the Company. All such shares have been duly authorized and validly issued, are fully paid and non-assessable, and have not been issued in violation of any preemptive rights of Stockholders. No other class of capital stock of the Company is authorized or outstanding. There are no outstanding Options providing for the purchase, issuance or sale of any shares of the capital stock of the Company by the Company.

      3.2.2 Existence and Good Standing. The Company was duly organized and is validly existing and in good standing under the laws of California, with the full power and authority to own its property and to carry on its business all as and in the places where such properties are now owned or operated or such business is now being conducted. The Company is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions set forth on Schedule 3.2. The Company is qualified, licensed or admitted to do business in all jurisdictions in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for jurisdictions where a failure to be so qualified would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any material and adverse effect on the financial condition, results of operations, assets, properties or business of the Company, Paradise or the Purchaser, as applicable.

      Section 3.3 Subsidiaries and Investments. The Company does not own any capital stock or other equity or proprietary or ownership interest in any Person, other than investments of publicly-traded debt and equity securities held for investment.

      Section 3.4 Financial Statements and No Material Changes. Prior to the Closing Date, the Stockholder will deliver Schedule 3.4 to Paradise and the Purchaser; provided, however, failure to deliver said Schedule 3.4 shall not be a breach of this Agreement by the Stockholder. Schedule 3.4 will set forth an audited balance sheet of the Company as at June 30, 1999, and the related audited statement of income, retained earnings and cash flow for the twelve months then ended, prepared by Rothstein, Kass & Company, P.C., certified public accountants (the balance sheet of the Company as at June 30, 1999, including the footnotes thereto, being referred to in this Agreement as the "Balance Sheet"). Such financial statements will have been prepared in accordance with GAAP throughout the periods indicated. The Balance Sheet will fairly present the financial condition of the Company at the date thereof and will reflect all claims against and all debts and liabilities of the Company, fixed or contingent, as at the date thereof, required to be shown thereon under GAAP and the related statements of income , retained earnings and cash flow will fairly present the results of operations of the Company for the period indicated. Since June 30, 1999 (the "Balance Sheet Date"), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations of the Company.

      Section 3.5 Books and Records. All accounts, books, ledgers and official and other records material to the Company of whatsoever kind have been properly and accurately kept and are complete in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. Except as set forth on Schedule 3.5, the Company does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and possession of the Company.

      Section 3.6 Title to Properties; Encumbrances. The Company has good and valid title to, or enforceable leasehold interests in or valid rights under contract to use all the material properties and assets owned or used by it (personal, tangible and intangible), including, without limitation (a) all the properties and assets reflected in the Balance Sheet, (b) all the properties and assets purchased or otherwise contracted for by the Company since the Balance Sheet Date (except for properties and assets reflected in the Balance Sheet or acquired or otherwise contracted for since the Balance Sheet Date that have been sold or otherwise disposed of in the ordinary course of business), and (c) all properties and assets leased by the Company, in each case free and clear of all Liens, except for Liens set forth on Schedule 3.6. The property, plant and equipment owned or otherwise contracted for by the Company is in a state of good maintenance and repair (ordinary wear and tear excepted) and is adequate and suitable in all material respects for the purposes for which they are presently being used.

      Section 3.7 Real Property.

      3.7.1 Owned Real Property. The Company does not own any real property including ground leases) or hold any option or right of first refusal or first offer to acquire any real property, and the Company is not obligated by Contract or otherwise to purchase any real property.

      3.7.2 Leased Real Property. Schedule 3.7.2 contains an accurate and complete list of all real property leases, subleases, licenses and other occupancy agreements, including without limitation, any modification, amendment or supplement thereto and any other related document or agreement executed or entered into by the Company (each individually, a "Real Property Lease" and collectively the "Real Property Leases") to which to Company is a party (including, without limitation, any Real Property Lease which the Company has subleased or assigned to another

Person and as to which the Company remains liable). Except as set forth on
Schedule 3.7.2, each Real Property Lease set forth on Schedule 3.7.2 (or required to be set forth on Schedule 3.7.2): (a) is valid, binding and in full force and effect; (b) all rents and additional rents and other sums, expenses and charges due to the Effective Date have been paid; (c) the lessee has been in peaceable possession since the commencement of the original term thereof; (d) no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor; (e) there exists no default or event of default by the Company or to the knowledge of the Stockholder, by any other party thereto;
(f) there exists no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default or event of default by the Company thereunder; and (g) there are no outstanding claims of breach or indemnification or notice of default or termination thereunder. The Company holds the leasehold estate on all Real Property Leases, free and clear of all Liens, except as set forth on
Schedule 3.6 and the liens of mortgagees of the real property in which such leasehold estate is located. Except as set forth on Schedule 3.7.2, the real property leased by the Company is in a state of good maintenance and repair and is adequate and suitable for the purposes for which it is presently being used, and there are no material repair or restoration works likely to be required in connection with any of the leased real properties. The Company is in physical possession and actual and exclusive occupation of the whole of each of its leased properties. The Company does not owe any brokerage commission with respect to any Real Property Lease.

      Section 3.8 Contracts. Schedule 3.8 hereto contains an accurate and complete list of the following agreements, commitments, leases, licenses, evidences of indebtedness, mortgages, indentures, security agreements, instruments, notes, bonds, franchises, permits, concessions, or other instruments, obligations or agreements of any kind to which the Company is a party (collectively, "Contracts"): (a) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and all bonus, incentive, deferred compensation, retiree medical or life insurance; supplemental retirement, severance or other benefit plans, programs or arrangements which are maintained by the Company (collectively, "Plans"); (b) any personal property lease with a fixed annual rental of $10,000 or more; (c) any Contract relating to capital expenditures which involves payments of $25,000 or more in any single transaction or series of related transactions; (d) any Contract relating to the making of a loan or advance to, or investment in, any other Person; (e) any Contract evidencing or relating in any way to indebtedness for money borrowed or to be borrowed, whether directly or indirectly, by way of loan, purchase money obligation, guarantee (other than the endorsement of negotiable instruments for collection in the ordinary course of business), conditional sale, purchase or otherwise; (f) any management service, employment, consulting or similar type of Contract which is not cancelable by the Company without penalty or other financial obligation within 30 days; (g) any Contract limiting the Company's freedom to engage in any line of business or to compete with any other Person, including agreements limiting the ability of the Company or any of its affiliates to service competitive accounts during or after the term thereof; (h) any collective bargaining or union agreement; (i) any Contract with any of its officers or directors or the Stockholder not covered by subsection (f) above (including indemnification agreements); (j) any secrecy or confidentiality agreement (other than standard confidentiality agreements in computer software license agreements or agreements with clients entered into in the ordinary course of business); (k) any Contract with respect to any Intellectual Property (as defined in Section 3.14) of the Company, other than "shrink-wrap" and similar end-user licenses; (l) any agreement with a client required to be listed on Schedule 3.16; (m) any joint venture agreement involving a sharing of profits not covered by clauses (a) through (l)above; and (n) any Contract (not covered by another subsection of this Section 3.8) which involves $25,000 or more over the unexpired term thereof and is not cancelable by the Company without penalty or other financial obligation within 30 days. Notwithstanding the foregoing, (x) production expenses which are fully reimbursable from clients, and (y) estimates or purchase orders given in the ordinary course of business relating to the execution of projects, do not have to be set forth on Schedule 3.8. Each Contract to which the Company is a party, including, but not limited to those set forth on Schedule 3.8, is in full force and effect, and there exists no default or event of default by the Company or to the knowledge of the Stockholder, by any other Person, or except as set forth on Schedule 3.9.2, occurrence, condition, or act (including the purchase of the Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder by the Company, and there are no outstanding claims of breach or indemnification or notice of default or termination of any such Contract.

      Section 3.9 Non-Contravention; Approvals and Consents.

      3.9.1 Non-Contravention . The execution, delivery and performance by the Stockholder of his obligations hereunder and the consummation of the transactions contemplated hereby, will not (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or By-Laws (or other comparable charter documents) of the Company, or (b) result in the violation by the Company of any Laws or Orders of any Governmental or Regulatory Authority, applicable to the Company or any of its assets or properties, or (c) if the consents and notices set forth on Schedule 3.9.2 are obtained, given or waived, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, or (except as set forth on Schedule 3.9.2) require the Company to obtain any consent, approval or action of, make any filing with or give any notice to, or result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the assets of the Company, under any of the terms, conditions or provisions of any Contract to which the Company is a party or by which the Company or any of its assets or properties are bound.

      3.9.2 Approvals and Consents. Except as disclosed on Schedule 3.9.2, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other Person is necessary or required under any of the terms, conditions or provisions of any Law or Order of any Governmental or Regulatory Authority or any Contract to which the Company is a party or by which its assets or properties are bound for the execution and delivery of this Agreement by the Stockholder, the performance by the Stockholder of his obligations hereunder or the consummation of the transactions contemplated hereby.

      Section 3.10 Litigation. Except as set forth on Schedule 3.10, there is no action, suit, proceeding at law or in equity by any Person, or any arbitration or any administrative or other proceeding by or before (or to the knowledge of the Stockholder, any investigation by) any Governmental or Regulatory Authority, pending or, to the knowledge of the Stockholder, threatened against the Company with respect to this Agreement or the transactions contemplated hereby, or against or affecting the Company or its assets; and to the knowledge of the Stockholder, no acts, facts, circumstances, events or conditions occurred or exist which are a basis for any such action, proceeding or investigation. Schedule 3.10 also sets forth with respect to each pending or threatened action, suit or proceeding listed thereon, the amount of costs, expenses or damages the Company has incurred to date and reasonably expects to incur through conclusion thereof. The Company is not subject to any Order entered in any lawsuit or proceeding.

      Section 3.11 Taxes. The Company has timely filed, or caused to be filed, taking into account any valid extensions of due dates, completely and accurately, all federal, state, local and foreign tax or information returns (including estimated tax returns) required under the statutes, rules or regulations of such jurisdictions to be filed by the Company with respect to income, accumulated earnings, franchise, capital stock, employees' income withholding, back-up withholding, withholding on payments to foreign persons, social security, unemployment, disability, real property, personal property, sales, use, excise, transfer and other taxes (including interest, penalties or additions to tax in respect of the foregoing) whether disputed or not (all of the foregoing collectively referred to as "Taxes"). All Taxes shown on said returns to be due and all additional assessments received prior to the Balance Sheet Date have been paid or are being contested in good faith, in which case, such contested assessments are set forth on Schedule 3.11. The amount set up as an accrual for Taxes on the Balance Sheet is sufficient for the payment of all unpaid Taxes of the Company, whether or not disputed, for all periods ended on and prior to the date thereof. Since the Balance Sheet Date, the Company has not incurred any liabilities for Taxes other than in the ordinary course of business. The Company has delivered to the Purchaser correct and complete copies of all federal and state income tax returns filed with respect to the Company for all taxable periods beginning on or after January 1, 1997. Except as set forth on Schedule 3.11, none of the federal, state or local tax returns of the Company has ever been audited by the Internal Revenue Service or any other Governmental or Regulatory Authority. No audit or examination of any return of the Company by any Governmental or Regulatory Authority is currently in progress, and the Company has not received notice of any proposed audit or examination. No deficiency in the payment of Taxes by the Company for any period has been asserted in writing by any taxing authority and remains unsettled at the date of this Agreement. The Company has not made any agreement, waiver or other arrangement providing for an extension of time with respect to the assessment or collection of any tax against it. Except as disclosed on Schedule 3.11, the Company is not (and has not been since its formation) subject to entity-level income or gross receipts tax. The Company has not been a member of an affiliated group filing consolidated federal income tax returns nor has it been included in any combined consolidated or unitary state or local income tax return. The Company is not a party to any tax allocation or tax sharing agreement nor does it have any contractual obligation to indemnify any other person with respect to Taxes. The Company has not been a United States real property holding corporation within the meaning of Section

897(c)(2) of the Code within the period specified in Section 897(c)(1)(A)(ii) of the Code. The Company will not be required as a result of a change in accounting method for any period ending on or before the Closing Date or as a result of the transactions contemplated herein to include any adjustment under Section 481 of the Code (or any similar provision of state, local or foreign income tax law) in income for any period ending after the Closing Date.

      Section 3.12 Liabilities. Except as set forth in the Balance Sheet, the Company does not have any outstanding claims, liabilities or indebtedness of any nature whatsoever (collectively in this Section 3.12, "Liabilities"), whether accrued, absolute or contingent, determined or undetermined, asserted or unasserted, and whether due or to become due, other than (i) Liabilities specifically disclosed in any Schedule hereto; (ii) Liabilities under Contracts of the type required to be disclosed by the Stockholder on any Schedule and so disclosed or which because of the dollar amount or other qualifications are not required to be listed on such Schedule; and (iii) Liabilities incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date not involving borrowings by the Company.

      Section 3.13 Insurance. Schedule 3.13 contains a true and complete list (including the names and addresses of the insurers, the names of the Persons to whom such insurance policies have been issued, the expiration dates thereof, the annual premiums and payment terms thereof, whether it is a "claims made" or an "occurrence" policy and a brief description of the interests insured thereby) of all liability, property, workers' compensation and other insurance policies currently in effect that insure the property, assets or business of the Company or its employees (other than self-obtained insurance policies by such employees). Each such insurance policy is valid and binding and in full force and effect, all premiums due thereunder have been paid and the Company has not received any notice of cancellation or termination in respect of any such policy or default thereunder. To the knowledge of the Stockholder, such insurance policies are placed with financially sound and reputable insurers, and in light of the nature of the Company's business, assets and properties, the Stockholder believes they are in amounts and have coverage that are reasonable and customary for Persons engaged in such business and having such assets and properties. Neither the Company nor to the Stockholder's knowledge, the Person to whom such policy has been issued has received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause. Except as set forth on Schedule 3.13, within the last two years the Company has not filed for any claims exceeding $25,000 against any of its insurance policies, exclusive of automobile and health insurance policies. None of such policies shall lapse or terminate by reason of the transactions contemplated by this Agreement and all such policies shall continue in effect after the Closing Date for the benefit of the Purchaser. The Company has not received any notice of cancellation of any such policy. The Company has not received written notice from any of its insurance carriers that any premiums will be materially increased in the future or that any insurance coverage listed on Schedule 3.13 will not be available in the future on substantially the same terms now in effect.

      Section 3.14 Intellectual Properties. Schedule 3.14 hereto contains an accurate and complete list of all Intellectual Property (as defined below) owned by the Company and all agreements under which any Person has granted a license for any Intellectual Property to the Company (other than license agreements for "off the shelf" third party computer software not included within the Company's products or services). The Company has all right, title and interest in, a valid and binding license to use, or has the requisite permission and authority to use all Intellectual Property used in the conduct of its business. No claim of infringement or misappropriation of Intellectual Property is or has been pending or, to the knowledge of the Stockholder, threatened against the Company and/or the Stockholder and, to the knowledge of the Stockholder, the Company and/or the Stockholder are not infringing or misappropriating any Intellectual Property of any Person. The Company has not expressly granted any license, franchise or permit in effect on the date hereof to any Person to use any of the trade names or any of the trademarks owned by it. The term "Intellectual Property" means patents and patent rights, trademarks and trademark rights, tradenames and tradename rights, service marks and service mark rights, service names and service name rights, copyright and copyright rights, trade secrets and trade secret rights, rights of privacy and publicity, and other proprietary intellectual property and personal rights and all pending applications for and registrations of any of the foregoing.

      Section 3.15 Compliance with Laws; Licenses and Permits.

      3.15.1 Compliance. The Company is and its business has been conducted, in compliance with all applicable Laws and Orders, except in each case (other than with respect to compliance with environmental Laws and Orders relating to the regulation or protection of the environment; "Environmental Laws and Orders") where the failure to so comply would not reasonably be expected to have a Material Adverse Effect, including without limitation: (a) all Laws and Orders promulgated by the Federal Trade Commission or any other Governmental or Regulatory Authority; (b) all Environmental Laws and Orders; and (c) all Laws and Orders relating to labor, civil rights, and occupational safety and health laws, worker's compensation, employment and wages, hours and vacations, or pay equity. The Company has not been charged with, or, to the knowledge of the Stockholder threatened with or under any investigation with respect to, any charge concerning any violation of any Laws or Orders.

      3.15.2 Licenses. The Company has all Licenses required by any Governmental or Regulatory Authority for the operation of its business and the use of its assets as presently operated or used, except where the failure to have such Licenses would not reasonably be expected to have a Material Adverse Effect. All of the Licenses are in full force and effect and no action or claim is pending, nor to the knowledge of the Stockholder is threatened, to revoke or terminate any of such Licenses or declare any such License invalid in any material respect.

      Section 3.16 Intentionally Omitted

      Section 3.17 Accounts Receivable; Work-in-Process; Accounts Payable. The amount of all work-in-process, accounts receivable, unbilled invoices (including without limitation unbilled invoices for services and out-of-pocket expenses) and other debts due or recorded in the records and books of account of the Company as being due to the Company and reflected on the Balance Sheet and the Effective Date Balance Sheet represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business, and none of the accounts receivable or other debts (or accounts receivable arising from any such work-in-process or unbilled invoices) is or will be subject to any counterclaim or set-off except to the extent of any provision, reserve or adjustment therefor reflected on the Balance Sheet and the Effective Date Balance Sheet. There has been no material adverse change since the Balance Sheet Date in the amount or aging of the work-in-process, accounts receivable, unbilled invoices, or other debts due to the Company, or the reserves with respect thereto, or accounts payable of the Company.

      Section 3.18 Employment Relations. (a) The Stockholder has no knowledge of any acts which would give rise to any unfair labor practice claims against the Company ; (b) no unfair labor practice complaint against the Company is pending before any Governmental or Regulatory Authority; (c) there is no organized labor strike, dispute, slowdown or stoppage actually pending or to the knowledge of the Stockholder threatened against or involving the Company; (d) there are no labor unions representing or, to the knowledge of the Stockholder, attempting to represent the employees of the Company; (e) no claim or grievance nor any arbitration proceeding arising out of or under any collective bargaining agreement is pending and to the knowledge of the Stockholder, no such claim or grievance has been threatened; (f) no collective bargaining agreement is currently being negotiated by the Company; and (g) the Company has not experienced any work stoppage or similar organized labor dispute during the last three years. There is no legal action, suit, proceeding or claim pending or, to the knowledge of the Stockholder, threatened between the Company and any of its employees, former employees, agents, former agents, job applicants or any association or group of any of its employees, except as set forth on Schedule 3.10.

      Section 3.19 Employee Benefit Plans. The Company does not maintain or contribute to any Plan which could in any way impose any liability on Purchaser as a result of the transactions contemplated hereby. Each Plan of the Company has been operated materially in accordance with the requirements of all applicable law, including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended (the "Code") and the regulations and authorities published thereunder. All reports, disclosures, notices and filings with respect to such Plans required to be made to employees, participants, beneficiaries, alternate payees and government agencies have been timely made or an extension has been timely obtained. There has been no prohibited transactions (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan maintained by the Company. All contributions, premiums or payments required to be made, paid or accrued with respect to any such Plan have been made, paid or accrued on or before their due dates, including extensions thereof.

      Section 3.20 Interests in Customers, Suppliers, Etc. Except as set forth on Schedule 3.20, (x) neither the Stockholder nor any Person controlled by the Stockholder nor (y) to the knowledge of the Stockholder (without making any inquiry of any member of the Related Group, as hereinafter defined), any officer, director, or employee of the Company, any parent, brother, sister, child or spouse of any such officer, director or employee or of the Stockholder (collectively, the "Related Group"), or any entity controlled by anyone in the Related Group:

      (i) owns, directly or indirectly, any interest in (excepting for ownership, directly or indirectly, of less than 5% of the issued and outstanding shares of any class of securities of a publicly held and traded company) or received or has any right to receive payments from, or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent, customer or client of the Company;

      (ii) owns, directly or indirectly, in whole or in part, any tangible or intangible property (including, but not limited to Intellectual Property) that the Company uses in the conduct of the business of the Company, other than immaterial personal items owned and used by employees at their work stations; or

      (iii) has any cause of action or other claim whatsoever against, or owes any amount to, the Company, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof.

      Section 3.21 Bank Accounts and Powers of Attorney. Set forth in Schedule
3.21 is an accurate and complete list showing (a) the name of each bank in which the Company has an account, credit line or safe deposit box and the names of all Persons authorized to draw thereon or to have access thereto, and (b) the names of all Persons, if any, holding powers of attorney from the Company and a summary statement of the terms thereof.

      Section 3.22 Compensation of Employees. Since its formation, the Stockholder has been the only employee of the Company and the Company has never engaged any exclusive consultant. Schedule 3.22 sets forth the Stockholder's current annual salary, and the annual salary, bonus and incentive compensation paid or payable to him with respect to calendar years 1998 and 1999, and his material fringe benefits. The Company has not, because of past practices or previous commitments with respect to the Stockholder, established any rights on the part of the Stockholder to additional compensation with respect to any period after the Closing Date (other than wage increases in the ordinary course of business).

      Section 3.23 No Changes Since the Balance Sheet Date. Since the Balance Sheet Date, except as specifically stated on Schedule 3.23, the Company has not
(a) incurred any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), except in the ordinary course of business;
(b) permitted any asset of the Company to be subjected to any Lien; (c) sold, transferred or otherwise disposed of any asset of the Company except in the ordinary course of business; (d) made any capital expenditure or commitment therefor which individually or in the aggregate exceeded $25,000; (e) declared or paid any dividends or made any distributions on any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares; (f) made any bonus or profit sharing distribution; (g) increased or prepaid its indebtedness for borrowed money, except current borrowings under credit lines listed on Schedule 3.8, or made any loan to any Person other than to the Stockholder for normal travel and expense advances; (h) written down the value of any work-in-process, or written off as uncollectible any notes or accounts receivable, except write-downs and write-offs in the ordinary course of business, none of which, individually or in the aggregate, is material to the Company; (i) granted any increase in the rate of wages, salaries, bonuses or other remuneration of the Stockholder; (j) entered into an employment or exclusive consultant agreement which is not cancelable without penalty or other financial obligation within 30 days; (k) canceled or waived any claims or rights of material value; (l) made any change in any method of accounting procedures;
(m) otherwise conducted its business or entered into any transaction, except in the usual and ordinary manner and in the ordinary course of its business; (n) amended or terminated any agreement which is material to its business; (o) renewed, extended or modified any Real Property Lease or except in the ordinary course of business, any personal property lease; (p) adopted, amended or terminated any Plan; or (q) agreed, whether or not in writing, to do any of the actions set forth in any of the above clauses.

      Section 3.24 Company Controls. Neither the Stockholder, nor, to the knowledge of the Stockholder, any officer, authorized agent, employee or any other Person while acting on behalf of the Company, has, directly or indirectly: used any company fund for unlawful contributions, gifts, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from company funds; established or maintained any unlawful or unrecorded fund of company monies or other assets; made any false or fictitious entry on its books or records; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment, or other payment of a similar or comparable nature, to any Person, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained, and the Company has not participated in any illegal boycott or other similar illegal practices affecting any of its actual or potential customers.

      Section 3.25 Brokers. Except as set forth on Schedule 3.25, no broker, finder, agent or similar intermediary has acted on behalf of the Company or the Stockholder in connection with this Agreement or the transactions contemplated hereby, and no brokerage commissions, finder's fees or similar fees or commissions are payable by the Company or the Stockholder in connection therewith based on any agreement, arrangement or understanding with any of them.

      Section 3.26 Year 2000 Compliant.

      3.26.1 Definition. The term "Year 2000 Compliant" shall mean:

            (i) the functions, calculations and other computer processes of all computer hardware, software and systems, including but not limited to internal and outsourced MIS systems and embedded computer features within other systems of the Company (collectively, "Processes"), perform properly in a consistent manner regardless of the date in time on which the Processes are actually performed and regardless of the date of input to the software, whether before, on or after January 1, 2000 and whether or not the dates are affected by leap years;

            (ii) the computer hardware, software and systems accept, calculate, compare, sort, extract, sequence and otherwise process data inputs and date values, and return and display date values, in a consistent manner regardless of the dates used, whether before, on or after January 1, 2000;

            (iii) the computer hardware, software and systems will function properly without interruptions or extraordinary manual intervention caused by the date in time on which the Processes are actually performed or by the date of input to the software, whether before, on or after January 1, 2000;

            (iv) the computer hardware, software and systems accept and respond to two-digit year data input in the Processes in a manner that resolves any ambiguities as to the century in a defined, predetermined and appropriate manner; and

            (v) the computer hardware, software and systems store and display data information in the Processes in ways that are unambiguous as to the determination of the century.

      3.26.2 Computer Systems. Except as set forth on Schedule 3.26, (a) the current computer hardware, software and systems, and accompanying documentation, of the Company will be Year 2000 Compliant in a full production version, with accompanying documentation, in all material respects, on or before December 31, 1999; and (b) the Company will use reasonable efforts to obtain confirmation that Year 2000 Compliant computer hardware, software and systems will be provided to the Company in a timely manner under current supplier contracts or standard maintenance and support plans without additional fee or charge of any kind (including any installation, freight, or other costs or fees) to the Company.

      3.26.3 Other Products and Services. Except as set forth on Schedule 3.26,
(a) the Company's products will be delivered and its services will be scheduled and performed in a timely manner without interruptions caused by the date in time on which the product is ordered or is actually delivered or the services are scheduled or actually performed under normal procedures in the ordinary course, whether before, on or after January 1, 2000; and (b) the Company has made reasonable efforts to obtain confirmation that the Company's essential suppliers of products and services, including the suppliers of its infrastructure systems, have Year 2000 Compliant programs in place to avoid interruptions in the supplier-customer trading relationship which could have a Material Adverse Effect, whether before, on or after January 1, 2000.

      Section 3.27 Prepayment for Services Except as disclosed on Schedule 3.27, the Company has not prior to the Closing Date received any payments from any of its clients with respect to services to be rendered by the Company after the Closing Date.

      Section 3.28 Investment Representations.

            (a) The Stockholder is acquiring the Paradise Stock for investment purposes only and does not intend to resell, distribute or subdivide the Paradise Stock other than pursuant to an effective registration statement or an available exemption under the Securities Act of 1933, as amended (the "Act"). The Stockholder is acquiring the Paradise Stock for his own account and no other person will have any beneficial interest in the Paradise Stock.

            (b) The Stockholder acknowledges that Paradise is offering and selling the Paradise Stock pursuant to exemptions from registration under the Act and exemptions from qualification under the securities laws of certain states, for transactions not involving any public offering, and that Paradise is relying on the representations and warranties included herein to obtain those exemptions. The Stockholder further represents and warrants to Paradise and the Purchaser as follows:

                  (i) The Stockholder has the financial ability to bear the economic risk of its or his investment in the Paradise Stock (including the possible loss of such investment in its entirety), has adequate means of providing for his current needs and personal contingencies, and has no need for liquidity with respect to his investment in Paradise; and

                  (ii) The Stockholder is not an "underwriter" as such term is defined under the Act and the Stockholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Paradise and has obtained, in the best judgment of the Stockholder, sufficient information from Paradise to evaluate the merits and risks of an investment in Paradise.

            (c) The Stockholder understands that the Paradise Stock has not been registered under the Act or qualified under the securities laws of any state, and therefore cannot be transferred, resold, pledged, hypothecated, assigned, or otherwise disposed of unless they are subsequently registered under the Act and qualified under applicable state securities laws and in compliance with any other applicable securities laws, or an exemption from registration and/or qualification is available. The Stockholder will not sell, distribute, dispose of or otherwise transfer the Paradise Stock or any part thereof, or interest therein, except pursuant to an effective registration under the Act or pursuant to an exemption from the registration requirements of the Act and in compliance with any other applicable securities laws. The Stockholder understands that all stock certificates representing the Paradise Stock shall bear a legend reflecting the restrictions contained in this clause (c).

            (d) The Stockholder has been given the opportunity to ask questions of, and receive answers from, and conduct due diligence meetings with representatives of Paradise concerning the terms and conditions of this offering and other matters pertaining to this investment and have been given the opportunity to obtain such additional information as is necessary to evaluate the merits and risks of an investment in Paradise, in all cases to the extent that Paradise possessed such information. The Stockholder's decision to acquire the Paradise Stock was made on the basis of the Stockholder's independent analysis of the terms of the purchase and arms' length discussions with representatives of Paradise.

            (e) The Stockholder is not relying on Paradise or any representative of Paradise, for advice as to tax, legal, or economic considerations as they relate to the Stockholder's circumstances. No such representations or warranties have been made to the Stockholder by Paradise, or any employee or agent of Paradise. In particular, the Stockholder acknowledges that there have been no representations, guarantees or warranties made to him by Paradise, its employees or agents, or by any other person, with respect to (i) the approximate length of time that will be required to remain as the owner of the Paradise Stock; or (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment.

            (f) The Stockholder has determined that the Paradise Stock is a suitable investment in light of his investment goals, ability to sustain losses, needs for liquidity and previous decisions to invest in securities such as the Paradise Stock or securities bearing similar risks.

            (g) The Stockholder is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

      Section 3.29 Copies of Documents. The Company has caused to be made available for inspection and copying by the Purchaser and Paradise and its advisers, true, complete and correct copies of all documents referred to in this
Article III or in any Schedule. Summaries of all oral contracts contained in
Schedule 3.8 are complete and accurate in all material respects.

                                   ARTICLE IV

                  REPRESENTATIONS OF THE PURCHASER AND PARADISE

      Each of the Purchaser and Paradise, jointly and severally, represent, warrant and agree to and with the Stockholder as follows:

      Section 4.1 Existence and Good Standing. Each of the Purchaser and Paradise is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own its property and to carry on its business all as and in the places where such properties are now owned or operated or such business is now being conducted, except for jurisdictions where the failure to be so qualified would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any material and adverse effect on the financial condition, results of operations, assets, properties or business of Paradise or the purchaser. Paradise is qualified to do business in New York.

      Section 4.2 Execution and Validity of Agreement. Each of the Purchaser and Paradise has the full corporate power and authority to make, execute, deliver and perform this Agreement by the Purchaser and Paradise and the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all required corporate action on behalf of the Purchaser and Paradise, and this Agreement has been duly and validly executed and delivered by the Purchaser and Paradise and, assuming due authorization, execution and delivery by the Stockholder, constitutes legal, valid and binding obligations of the Purchaser and Paradise, enforceable against them in accordance with its terms.

      Section 4.3 No Restrictions. There is no suit, action, claim, investigation or inquiry by any Governmental or Regulatory Authority, and no legal, administrative or arbitration proceeding pending or, to the knowledge of Purchaser and Paradise, threatened against the Purchaser or Paradise with respect to the execution, delivery and performance of this Agreement or the transactions contemplated hereby, and to the knowledge of Paradise and the Purchaser, no acts, facts, circumstances, events or conditions occurred or exist which are a basis for any such action, proceeding or investigation.

      Section 4.4 Non-Contravention; Approvals and Consents.

      4.4.1 Non-Contravention. The execution, delivery and performance by each of the Purchaser and Paradise of its obligations hereunder and the consummation of the transactions contemplated hereby will not (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or By-laws of the Purchaser or Paradise, or (b) result in the violation by the Purchaser or Paradise of any Laws or Orders of any Governmental or Regulatory Authority applicable to the Purchaser or any of its assets or properties, or (c) result in a violation or breach of, constitute (with or without notice or lapse of time or both) a default under, or except as set forth on Schedule 4.4.1, require the Purchaser or Paradise to obtain any consent, approval or action of, make any filing with or give any notice to, or result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the assets or properties of the Purchaser or Paradise, under any of the terms, conditions or provisions of any contract to which the Purchaser or Paradise is a party or by which the Purchaser or Paradise or any of their respective assets or properties are bound.

      4.4.2 Approvals and Consents. Except as set forth on Schedule 4.4.1, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other public or private third party is necessary or required under any of the terms, conditions or provisions of any Law or Order of any Governmental or Regulatory Authority or any contract to which the Purchaser or Paradise is a party or by which the Purchaser or Paradise or any of their assets or properties are bound for the execution and delivery of this Agreement by the Purchaser and Paradise, the performance by the Purchaser and Paradise of their obligations hereunder or the consummation of the transactions contemplated hereby by the Purchaser and Paradise.

      Section 4.5 Compliance with Laws; Licenses and Permits.

      4.5.1 Compliance. Each of Paradise and the Purchaser is and its business has been conducted, in compliance with all applicable Laws and Orders, except in each case (other than with respect to compliance with environmental Laws and Orders relating to the regulation or protection of the environment; "Environmental Laws and Orders") where the failure to so comply would not reasonably be expected to have a Material Adverse Effect, including without limitation: (a) all Laws and Orders promulgated by the Federal Trade Commission or any other

Governmental or Regulatory Authority; (b) all Environmental Laws and Orders; and
(c) all Laws and Orders relating to labor, civil rights, and occupational safety and health laws, worker's compensation, employment and wages, hours and vacations, or pay equity. Neither Paradise nor the Purchaser has been charged with, or, to the knowledge of Paradise and the Purchaser threatened with or under any investigation with respect to, any charge concerning any violation of any Laws or Orders.

      4.5.2 Licenses. Each of Paradise and the Purchaser has all Licenses required by any Governmental or Regulatory Authority for the operation of its business and the use of its assets as presently operated or used, except where the failure to have such Licenses would not reasonably be expected to have a Material Adverse Effect. All of the Licenses are in full force and effect and no action or claim is pending, nor to the knowledge of Paradise and the Purchaser is threatened, to revoke or terminate any of such Licenses or declare any such License invalid in any material respect.

      Section 4.6 Paradise Stock. . The shares of Paradise Stock to be delivered to the Stockholder pursuant to this Agreement, when delivered as provided herein, will be validly issued and outstanding shares of voting common stock of Paradise, fully paid and non-assessable, and will not be subject to pre-emptive rights of any Person.

      Section 4.7 Brokers. No broker, finder, agent or similar intermediary has acted on behalf of the Purchaser, Paradise or any of their affiliates in connection with this Agreement or the transactions contemplated hereby, and no brokerage commissions, finders' fees or similar fees or commissions are payable by the Purchaser, Paradise or any of their affiliates in connection therewith based on any agreement, arrangement or understanding with any of them.

                                    ARTICLE V

                          COVENANTS OF THE STOCKHOLDER

      The Stockholder covenants and agrees with Paradise and the Purchaser that, at all times from and after the Execution Date until the Closing or earlier termination of this Agreement, the Stockholder will comply, and will cause the Company to comply, with all covenants and provisions of this Article V, except to the extent Paradise (on behalf of itself and the Purchaser) may otherwise consent in writing.

      Section 5.1 Regulatory and Other Approvals. The Stockholder will take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents and approvals required of the Company and Stockholder to consummate the transactions contemplated hereby. The Stockholder will provide prompt notification to Paradise when any such consent or approval is obtained.

      Section 5.2 Investigation by Paradise and the Purchaser. Subject to the confidentiality provisions of Section 12.8, the Company and the Stockholder will
(a) provide Paradise and the Purchaser and their respective officers, employees, counsel, accountants, financial advisors, consultants and other representatives (collectively, "Representatives") with full access, upon reasonable prior notice and during normal business hours, to the executive officers and agents of the Company who have any material responsibility for the conduct of the business of the Company and to the Company's accountants and their work papers, but only to the extent that such access does not unreasonably interfere with the business of the Company and (b) furnish Paradise, the Purchaser and the Representatives with all such information and data concerning the business of the Company as Paradise, the Purchaser or the Representatives reasonably may request in connection with such investigation, except to the extent that furnishing any such information or data would violate any Law, Order, Contract or License applicable to the Company.

      Section 5.3 No Solicitations. The Stockholder will not, and will cause the Company to not, nor will they permit any affiliate of the Company or the Stockholder (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of the Company, the Stockholder or any such affiliate) to take, directly or indirectly, any action to solicit, encourage, negotiate, assist or otherwise facilitate (including by furnishing confidential information with respect to the business of the Company or permitting access to the assets of the Company ) any offer or inquiry concerning the acquisition of the Company (whether by sale of assets, sale of stock, merger or otherwise) from any Person other than Paradise or the Purchaser.

      Section 5.4 Conduct of Business. From the Execution Date to the Closing Date, except as contemplated or otherwise permitted under the terms of this Agreement, the Company and the Stockholder will operate the business of the Company only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, except as contemplated by or otherwise permitted by the terms of this Agreement or any Schedule to this Agreement, the Stockholder will refrain and the Stockholder will cause the Company to refrain, from taking any of the following actions unless consented to in writing by Paradise (on behalf of itself and the Purchaser), which consent shall not be unreasonably withheld:

      (i) selling, leasing or otherwise disposing of all or substantially all of its assets or business;

      (ii)    amending its Certificate of Incorporation or by-laws;

      (iii)   changing its capitalization;

      (iv) engaging in any acquisition of the stock, assets or business of another Person or making any equity investment of funds of the Company in another Person other than short-term investments in cash equivalents;

      (v) merging or consolidating with and into any Person or merging or consolidating any Person with and into it;

      (vi)    engaging in any liquidation or dissolution;

      (vii)   entering into any new line of business;

      (viii) making any loans to any Person other than normal employee travel and expense advances consistent with past practice.

      (ix)    entering into any real estate, lease or personal property lease;

      (x)     granting any compensation increase to the Stockholder;

      (xi)    entering into any Contract with any officer, director or employee;

      (xii) declaring or paying any dividends or other distributions or bonuses to the Stockholder except as set forth on Schedule 3.23;

      (xiii)  amending any contract or agreement in any material respect;

      (xiv) entering into any severance agreement involving a payment, or obligation to pay, any amount in excess of the Company's normal severance benefit;

      (xv) releasing, canceling or assigning any indebtedness for borrowed money owed to it, or waiving any material right relating to its properties;

      (xvi) creating or modifying any Plan or entering into or modifying any employment agreement with the Stockholder which is not cancelable without penalty or other obligation on 30 days notice;

      (xvii) entering into any transaction or performing any act which would be reasonably likely to result in any of the representations and warranties of the Stockholder contained in this Agreement not being true and correct; or agreeing to take any of the actions that are prohibited herein or which would constitute a violation of any of the covenants of the Stockholder contained herein; and

      (xviii) delegating to any other Person the power to take any of the actions prohibited by any of the foregoing clauses.

      Section 5.5 Notice and Cure. The Stockholder will notify Paradise in writing of, and contemporaneously will provide Paradise with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to the Stockholder, occurring after the Execution Date that causes or will cause any covenant or agreement of the Stockholder under this Agreement to be breached or that renders or will render untrue any representation or warranty of the Stockholder contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. The Stockholder also will notify Paradise in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any other violation or breach, as soon as practicable after it becomes known to the Stockholder, of any representation, warranty, covenant or agreement made by the Stockholder in this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein; provided, however, if the Stockholder has cured such violation or breach prior to the Closing to the reasonable satisfaction of Paradise, Paradise and the Purchaser shall not have the right to terminate this Agreement based on such violation or breach.

      Section 5.6 Fulfillment of Conditions. The Stockholder will execute and deliver at the Closing each agreement that the Stockholder is required hereby to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Paradise and the Purchaser contained in this Agreement.

                                   ARTICLE VI

                     COVENANTS OF PARADISE AND THE PURCHASER

      Paradise and the Purchaser covenant and agree with the Stockholder that, at all times from and after the Execution Date until the Closing or earlier termination of this Agreement, Paradise and the Purchaser will comply with all covenants and provisions of this Article VI, except to the extent the Stockholder may otherwise consent in writing.

      Section 6.1 Regulatory and Other Approvals. Paradise and the Purchaser will (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Paradise or the Purchaser to consummate the transactions contemplated hereby, including without limitation those described on Schedule 4.4.1, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) provide reasonable cooperation to the Stockholder in obtaining all consents or approvals required of the Stockholder to consummate the transactions contemplated hereby. Paradise will provide prompt notification to the Stockholder when any such consent, approval, action, filing or notice referred to in clause
(a) above is obtained, taken, made or given, as applicable.

      Section 6.2 Investigation by the Stockholder . Paradise and the Purchaser will (a) provide the Stockholder and its counsel, accountants, financial advisors, consultants and other representatives (collectively, "Representatives") with full access, upon reasonable prior notice and during normal business hours, to the executive officers and agents of Paradise who have any material responsibility for the conduct of the business of Paradise and to Paradise's accountants and their work papers, but only to the extent that such access does not unreasonably interfere with the business of Paradise and (b) furnish the Stockholder and the Representatives with all such information and data concerning the business of Paradise as the Stockholder or the Representatives reasonably may request in connection with such investigation, except to the extent that furnishing any such information or data would violate any Law, Order, Contract or License applicable to the Company.

      Section 6.3 Notice and Cure. Paradise or the Purchaser will notify the Stockholder in writing of, and contemporaneously will provide the Stockholder with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to Paradise or the Purchaser, occurring after the Execution Date that causes or will cause any covenant or agreement of Paradise or the Purchaser under this Agreement to be breached or that renders or will render untrue any representation or warranty of Paradise or the Purchaser contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. Paradise or the Purchaser also will notify the Stockholder in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any other violation or breach, as soon as practicable after it becomes known to Paradise or the Purchaser, of any representation, warranty, covenant or agreement made by Paradise or the Purchaser in this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein; provided, however, if Paradise or the Purchaser have cured such violation or breach prior to the Closing to the reasonable satisfaction of the Stockholder, the Stockholder shall not have the right to terminate this Agreement based on such violation or breach.

      Section 6.4 Fulfillment of Conditions. Paradise and the Purchaser will execute and deliver or cause the execution and delivery at the Closing each agreement that Paradise and the Purchaser or one of their affiliates is hereby required to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of the Stockholder contained in this Agreement.

      Section 6.5 Blue Sky. Paradise and the Purchaser will use their best efforts to obtain all necessary state securities and blue sky authorizations required to issue the Paradise Stock as contemplated by this Agreement.

                                   ARTICLE VII

                                MUTUAL COVENANTS

      Paradise, the Purchaser and the Stockholder mutually covenant and agree with each other as follows:

      Section 7.1 Reasonable Efforts to Consummate Transaction. Paradise, the Purchaser, and the Stockholder will each use its reasonable efforts and will fully cooperate with each other to consummate the transactions contemplated by this Agreement.

      Section 7.2 Public Announcements.Paradise, the Purchaser, and the Stockholder will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or any of the transactions contemplated hereby and shall not issue any such press release or make any public statement without the prior consent of the other parties which shall not be unreasonably withheld, except as may be required by law or by obligations pursuant to any listing agreements with any securities exchange.

                                  ARTICLE VIII

             CONDITIONS TO OBLIGATIONS OF PARADISE AND THE PURCHASER

      The obligations of the Purchaser hereunder to purchase the Shares and issue Paradise Stock are subject to the fulfillment, at or before the Closing, of each of the following conditions, all or any of which may be waived in whole or in part by Paradise, on behalf of itself and the Purchaser, in its sole discretion:

      Section 8.1 Representations and Warranties. The representations and warranties made by the Stockholder in this Agreement, or in any Schedule delivered pursuant hereto, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date, and Stockholder shall have delivered to Paradise and the Purchaser a certificate, dated the Closing Date, to such effect.

      Section 8.2 Good Standing and Tax Certificates The Stockholder shall have delivered to Paradise and the Purchaser (i) a copy of the Company's Articles of Incorporation, including all amendments, certified by the Secretary of State (or comparable official) of the State of California, (ii) a certificate from the Secretary of State (or comparable official) of the State of California, to the effect that the Company is in good standing in California and (iii) a certificate as to the tax status of the Company in the State of California.

      Section 8.3 Performance. The Stockholder shall have performed and complied with the agreements, covenants and obligations required by this Agreement to be so performed or complied with by the Stockholder at or before the Closing, and the Stockholder shall have delivered to Paradise and the Purchaser a certificate, dated the Closing Date, to such effect.

      Section 8.4 No Litigation. There shall not be pending any litigation, proceeding, investigation, review, arbitration or claim by Governmental or Regulatory Authority, and no preliminary or permanent injunction or other order shall have been issued, to restrain or invalidate the consummation by the Stockholder of this Agreement and the transactions contemplated hereby, and no material litigation shall be pending or to the knowledge of the Stockholder threatened against the Company or the Stockholder with respect to this Agreement or the transactions contemplated hereby or arising out of the actions required or permitted to be taken by any of them pursuant to this Agreement, or against or affecting either the Company or the Stockholder or any of their properties or rights which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

      Section 8.5 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Paradise, the Purchaser, and the Stockholder to perform their obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect.

      Section 8.6 Required Approvals, Notices and Consents. The Stockholder shall have obtained or given, as the case may be, at no expense to Paradise or the Purchaser and there shall not have been withdrawn or modified any notices, consents, approvals or other actions listed on Schedule 3.9.2 hereof (including without limitation, obtaining all consents, approvals and/or waivers required under the contracts listed on Schedule 3.8 in order to permit the consummation of the transactions contemplated by this Agreement without causing or resulting in a default, event of default, acceleration event or termination event under any of such documents and without entitling any party to any of such documents to exercise any other right or remedy adverse to the interests of Paradise, the Purchaser or the Company thereunder). Each such consent shall be in form reasonably satisfactory to counsel for Paradise and the Purchaser.

      Section 8.7 Opinion of Counsel. Paradise and the Purchaser shall have received the opinion of Cohen, Primiani & Foster, counsel to the Stockholder, dated the Closing Date, substantially in the form and to the effect of Exhibit A hereto.

      Section 8.8 Repayment of Loans. All indebtedness of the Stockholder to the Company, if any, shall have been repaid in full, other than routine travel and expense advances in the ordinary course of business consistent with past practice, and the Stockholder shall have delivered to Paradise and the Purchaser a certificate, dated the Closing Date, to such effect.

      Section 8.9 Material Adverse Effect. Except for the execution and delivery of this Agreement and the transactions required or permitted to take place pursuant hereto on or prior to the Closing Date, since the Execution Date there shall not have occurred any Material Adverse Effect, or any event or development which, individually or together with such events, could reasonably be expected to result in a Material Adverse Effect and the Stockholder shall have delivered to Paradise and the Purchaser, a certificate dated the Closing Date to such effect.

      Section 8.10 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto must be reasonably satisfactory in form and substance to Paradise and the Purchaser, and Paradise and the Purchaser shall have received copies of all such documents and other evidences as Paradise and the Purchaser may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

      Section 8.11 Straw Dogs Acquisition Agreement. On the Closing Date, the transactions contemplated in the Asset Purchase Agreement of even date herewith between Paradise, the Purchaser, Consolidated Entertainment, LLC (d/b/a/ Straw
Dogs), the Stockholder and Craig Rodgers (the "Straw Dogs Agreement"), shall have been consummated contemporaneously with the Closing hereunder.

      Section 8.12 Working Capital. Appropriate working capital lines of credit, as determined by Paradise and subject to the reasonable approval of the Stockholder, shall have been obtained for the Purchaser and Paradise.

      Section 8.13 Net Worth .The Net Worth (as defined below) of the Company as of the Effective Date shall not have been less than $1.00, as finally determined pursuant to the procedures set forth in Section 2.1.2 above. As used in this
Section 8.13, the term "Net Worth" shall mean the aggregate net book value of the Company as of the Effective Date as represented by the aggregate value of its assets, minus the aggregate value of it liabilities, calculated as of the Effective Date in accordance with GAAP.

      Section 8.14 Financial Statements. The Stockholder shall have delivered
Schedule 3.4 (Financial Statements) to Paradise and the Purchaser; provided, however, failure to deliver said Schedule 3.4 shall not be a breach of this Agreement by the Stockholder.

                                   ARTICLE IX

                  CONDITIONS TO OBLIGATIONS OF THE STOCKHOLDER

      The obligations of the Stockholder hereunder to sell the Shares are subject to the fulfillment, at or before the Closing, of each of the following conditions (except with respect to Section 9.6, all or any of which may be waived in whole or in part by the Stockholder in his sole discretion):

      Section 9.1 Representations and Warranties. The representations and warranties made by Paradise and the Purchaser in this Agreement or in any Schedule delivered hereto, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, and Paradise and the Purchaser shall have delivered to the Stockholder a certificate, dated the Closing Date, to such effect.

      Section 9.2 Performance. Paradise and the Purchaser shall have performed and complied with the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Paradise and the Purchaser at or before the Closing, and Paradise and the Purchaser shall have delivered to the Stockholder a certificate, dated the Closing Date, to such effect.

      Section 9.3 Certified Resolutions. Paradise and the Purchaser shall have delivered to the Stockholder a copy of the resolutions of the boards of directors of each of Paradise and the Purchaser authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified to by an officer of Paradise and the Purchaser, respectively.

      Section 9.4 No Litigation. There shall not be pending any litigation, proceeding, investigation, review, arbitration or claim by Governmental or Regulatory Authority, and no preliminary or permanent injunction or other order shall have been issued to restrain or invalidate the consummation by Paradise or the Purchaser of this Agreement and the transactions contemplated hereby, and no material litigation shall be pending or to the knowledge of Paradise and the Purchaser, threatened against Paradise or the Purchaser with respect to this Agreement or the transactions contemplated hereby or arising out of the actions required or permitted to be taken by any of them pursuant to this Agreement, or against or affecting either Paradise or the Purchaser or any of their properties or rights which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

      Section 9.5 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit the Stockholder, Paradise and the Purchaser to perform their obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect.

      Section 9.6 Paradise Stockholder Approval. The special meeting of stockholders of Paradise shall have been duly held and at such meeting the requisite affirmative vote of the Paradise stockholders shall have been recorded to authorize and to approve the transactions contemplated hereby in accordance with applicable provisions of Delaware law.

      Section 9.7 Opinion of Counsel. The Stockholder shall have received the opinion of Davis & Gilbert LLP, counsel to Paradise and the Purchaser, dated the Closing Date, substantially in the form and to the effect of Exhibit B hereto.

      Section 9.8 Proceedings. All proceedings to be taken on the part of Paradise and the Purchaser in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Stockholder, and the Stockholder shall have received copies of all such documents and other evidences as the Stockholder may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

      Section 9.9 Material Adverse Effect. Since the Execution Date there shall not have occurred any Material Adverse Effect, or any event or development which, individually or together with such events, could reasonably be expected to result in a Material Adverse Effect and Paradise shall have delivered to the Stockholder a certificate, dated the Closing Date, to such effect.

      Section 9.10 Straw Dogs Acquisition Agreement. On the Closing Date, the transactions contemplated by the Straw Dogs Agreement shall have been consummated contemporaneously with the Closing hereunder.

      Section 9.11 Working Capital. Appropriate working capital lines of credit, as determined by Paradise and subject to the reasonable approval of the Stockholder , shall have been obtained for the Purchaser and Paradise.

                                    ARTICLE X

                              ADDITIONAL AGREEMENTS

      Section 10.1 Name of Purchaser. The parties hereto agree that immediately after the Closing, the corporate name of the Purchaser will be changed to "Straw Dogs, Inc."

      Section 10.2 Termination. This Agreement may be terminated and the sale of Shares and other transactions contemplated herein may be abandoned at any time prior to the Closing, notwithstanding the adoption of this Agreement by the Stockholder or the stockholders of Paradise by:

            (a) mutual consent of the Boards of Directors of each Paradise and the Purchaser, and the Stockholder;

            (b) either Paradise and the Purchaser, on the one hand, or the Stockholder, on the other hand, (provided the terminating party is not then in breach hereof and has not received notice of any breach) if the other party breaches its representations, warranties or covenants hereunder in any material respect and such breach is not cured within 15 days after the delivery of written notice thereof to such breaching party unless the breach of any such representation, warranty, or covenant does not materially adversely affect the business or assets of the breaching party or the ability of any or all parties to consummate the transactions contemplated hereby;

            (c) the Boards of Directors of either Paradise and the Purchaser, and the Stockholder in the event a final and nonappealable order, decree or judgment of any court, agency, commission or governmental authority is issued or existing against the parties or any of them or any of their directors which would enjoin the transactions contemplated hereby; or

            (d) either Paradise and the Purchaser, on the one hand, or the Stockholder, on the other hand, if the Closing Date has not occurred prior to the close of business on September 30, 1999.

      Section 10.3 Effect of Termination. If this Agreement is terminated as provided in Section 10.8 hereof, this Agreement (except as otherwise herein provided) shall forthwith become void and there shall be no liability on the part of any party hereto or its respective officers or directors arising from the act of such permitted termination. Nothing herein shall preclude, however, any action or claim for damages to which any party is otherwise entitled as a result of breach by the other party hereto. In the event of any termination, each of the parties shall promptly return to the other, all documents and other written information received from the other in connection with the transactions contemplated by this Agreement and shall not retain any copies or summaries thereof.

      Section 10.4 Registration Rights. After the Closing Date, the Stockholder shall have the registration rights set forth in Appendix A to this Agreement with respect to the Paradise Stock acquired by him pursuant to this Agreement.

                                   ARTICLE XI

                               SURVIVAL; INDEMNITY

      Section 11.1 Survival. Notwithstanding any right of any party hereto fully to investigate the affairs of any other party, and notwithstanding any knowledge of facts determined or determinable pursuant to such investigation or right of investigation, each party hereto shall have the right to rely fully upon the representations, warranties, covenants and agreements of the other parties contained in this Agreement and the Schedules, if any, furnished by any other party pursuant to this Agreement, or in any certificate delivered at the Closing by any other party. Subject to the limitations set forth in Sections 11.5.2,
11.5.3 and 11.5.4, the respective representations, warranties, covenants and agreements (including but not limited to, the confidentiality obligations of Section 12.8) of the Stockholder, Paradise and the Purchaser contained in this Agreement shall survive the Closing.

      Section 11.2 Obligation of the Stockholder to Indemnify

      11.2.1 General Indemnity Subject to the limitations contained in Section 11.5, the Stockholder hereby agrees, to indemnify Paradise, the Purchaser and their affiliates, shareholders, officers, directors, employees, agents, representatives and successors, permitted assignees of the Paradise the Purchaser and their affiliates (including the Company) (individually a "Purchaser Indemnified Party" and collectively, the "Purchaser Indemnified Parties") against, and to protect, save and keep harmless the Purchaser Indemnified Parties from, and to pay on behalf of or reimburse the Purchaser Indemnified Parties as and when incurred for, any and all liabilities (including liabilities for Taxes), obligations, losses, damages, penalties, demands, claims, actions, suits, judgments, settlements, penalties, interest, out-of-pocket costs, expenses and disbursements (including reasonable costs of investigation, and reasonable attorneys', accountants' and expert witnesses'
fees) of whatever kind and nature (collectively, "Losses"), that may be imposed on or incurred by any Purchaser Indemnified Party as a consequence of, in connection with, incident to, resulting from or arising out of or in any way related to or by virtue of: (a) any misrepresentation, inaccuracy or breach of any warranty or representation contained in Article III hereof or in any certificate delivered by the Stockholder at the Closing; (b) any action, demand, proceeding, investigation or claim by any third party (including any Governmental or Regulatory Authority) against or affecting any Purchaser Indemnified Party which may give rise to or evidence the existence of or relate to a misrepresentation or breach of any of the representations and warranties of the Stockholder contained in Article III hereof or in any certificate delivered by the Stockholder at the Closing; and (c) any breach or failure by the Stockholder to comply with perform or discharge any obligation, agreement or covenant by the Stockholder contained in this Agreement.

      11.2.2 "Losses". The term "Losses" as used in this Agreement is not limited to matters asserted by third parties against an Indemnified Party, but includes Losses incurred or sustained by an Indemnified Party in the absence of third party claims. All Losses suffered by the Purchaser by virtue of a state of facts which constitutes a misrepresentation, inaccuracy or breach of a warranty or representation by the Stockholder shall (without duplication) be deemed to have been suffered by the Purchaser and, accordingly, the Purchaser shall have the right, but not the obligation, to make indemnification claims that may be made by the Stockholder in respect of such Losses, in its own name and for its own benefit.

      Section 11.3 Obligation of Paradise and the Purchaser to Indemnify. Subject to the limitations set forth in Section 11.5.2 hereof, Paradise and the Purchaser hereby agree, jointly and severally, to indemnify the Stockholder and his affiliates, officers, directors, employees, agents, representatives and successors, permitted assigns of the Stockholder and his affiliates (the "Stockholder Indemnified Party") against, and to protect, save and keep harmless the Stockholder Indemnified Party from, and to pay on behalf of or reimburse the Stockholder Indemnified Party as and when incurred for, any and all Losses that may be imposed on or incurred by the Stockholder Indemnified Party as a consequence of, in connection with, incident to, resulting from or arising out of or in any way related to or by virtue of: (a) any misrepresentation, inaccuracy or breach of any warranty or representation of Paradise or the Purchaser contained in Article IV hereof or in any certificate delivered by Paradise or the Purchaser at the Closing; (b) any action, demand, proceeding, investigation or claim by any third party (including any Governmental or Regulatory Authority) against or affecting the Stockholder Indemnified Party which may give rise to or evidence the existence of or relate to a misrepresentation or breach of any of the representations and warranties of Paradise or the Purchaser contained in Article IV hereof or in any certificate delivered by Paradise or the Purchaser at the Closing; and (c) any breach or failure by Paradise or the Purchaser to comply with, perform or discharge any obligation, agreement or covenant by Paradise or the Purchaser contained in this Agreement.

      Section 11.4 Indemnification Procedures.

      11.4.1 Non-Third-Party Claims. In the event that any Person entitled to indemnification under this Agreement (an "Indemnified Party") asserts a claim for indemnification which does not involve a Third Party Claim (as defined in Section 11.4.2 below), against which a party to this Agreement is required to provide indemnification under this Agreement (an "Indemnifying Party"), the Indemnifying Party may acknowledge and agree by notice to the Indemnifying Party in writing to satisfy such claim within 20 days of receipt of notice of such claim from the Indemnified Party. In the event that the Indemnifying Party disputes such claim, the Indemnifying Party shall provide written notice of such dispute to the Indemnified Party within 20 days of receipt of notice of such claim, setting forth a reasonable basis of such dispute. In the event that the Indemnifying Party shall fail to provide written notice to the Indemnified Party within 20 days of receipt of notice from the Indemnified Party that the Indemnifying Party either acknowledges and agrees to pay such claim or disputes such claim, the Indemnifying Party shall be deemed to have acknowledged and agreed to pay such claim in full and to have waived any right to dispute such claim. Once the Indemnifying Party has acknowledged and agreed to pay any claim pursuant to this Section 11.4.1, or once any dispute under this Section 11.4.1 has been finally resolved in favor of indemnification by a court or other tribunal of competent jurisdiction, subject to Section 11.5.1, the Indemnifying Party shall pay the amount of such claim to the Indemnified Party within 10 days of the date of acknowledgement or resolution, as the case may be, to such account and in such manner as is designated in writing by the Indemnified Party.

      11.4.2 Third-Party Claims.

            (a) In the event that any Indemnified Party asserts a claim for indemnification or receives notice of the assertion of any claim or of the commencement of any action or proceeding by any Person who is not a party to this Agreement or an affiliate of a party to this Agreement (a "Third Party Claim") against an Indemnifying Party, the Indemnified Party shall give written notice together with a statement of any available information regarding such claim to the Indemnifying Party within 30 days after learning of such claim (or within such shorter time as may be necessary to give the Indemnifying Party a reasonable opportunity to respond to such claim). The Indemnifying Party shall have the right, upon written notice to the Indemnified Party (the "Defense Notice") within 15 days after receipt from the Indemnified Party of notice of such claim, which Defense Notice by the Indemnifying Party shall specify the counsel it will appoint to defend such claim ("Defense Counsel"), to conduct at its expense the defense against such claim in its own name, or if necessary in the name of the Indemnified Party; provided, however, that the Indemnified Party shall have the right to approve the Defense Counsel, which approval shall not be unreasonably withheld or delayed, and in the event the Indemnifying Party and the Indemnified Party cannot agree upon such counsel within 10 days after the Defense Notice is provided, then the Indemnifying Party shall propose an alternate Defense Counsel, which shall be subject again to the Indemnified Party's approval which approval shall not be unreasonably withheld or delayed. If the parties still fail to agree on the Defense Counsel, then, at such time, they shall mutually agree in good faith on a procedure to determine the Defense Counsel.

            (b) In the event that the Indemnifying Party shall fail to give the Defense Notice within such 15 day period, it shall be deemed to have elected not to conduct the defense of the subject claim, and in such event the Indemnified Party shall have the right to conduct the defense and to compromise and settle the claim without prior consent of the Indemnifying Party and the Indemnifying Party will be liable for all reasonable costs, expenses, settlement amounts or other Losses paid or incurred in connection therewith.

            (c) In the event that the Indemnifying Party does deliver a Defense Notice and thereby elects to conduct the defense of the subject claim, the Indemnifying Party shall be entitled to have the exclusive control over the defense and settlement of the subject claim and the Indemnified Party will cooperate with and make available to the Indemnifying Party such assistance and materials as it may reasonably request, all at the expense of the Indemnifying Party; the Indemnified Party shall have the right at its expense to participate in the defense assisted by counsel of its own choosing. In such an event, the Indemnifying Party will not settle the subject claim without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed.

            (d) Without the prior written consent of the Indemnified Party, the Indemnifying Party will not enter into any settlement of any Third Party Claim or cease to defend against such claim, if pursuant to or as a result of such settlement or cessation, (i) injunctive relief or specific performance would be imposed against the Indemnified Party, or (ii) such settlement or cessation would lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder.

            (e) If an Indemnified Party refuses to consent to a bona fide offer of settlement which provides for a full release of the Indemnified Party and its affiliates and solely for a monetary payment which the Indemnifying Party wishes to accept, the Indemnified Party may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Indemnified Party. In such an event, the obligation of the Indemnifying Party shall be limited to the amount of the offer of settlement which the Indemnified Party refused to accept plus the costs and expenses of the Indemnified Party incurred prior to the date the Indemnifying Party notified the Indemnified Party of the offer of settlement.

            (f) Notwithstanding clause (b) above, the Indemnifying Party shall not be entitled to control, but may participate in, and the Indemnified Party shall be entitled to have sole control over, the defense or settlement of any claim (i) that seeks a temporary restraining order, a preliminary or permanent injunction or specific performance against the Indemnified Party, (ii) to the extent such claim involves criminal allegations against the Indemnified Party, (iii) that if unsuccessful, would set a precedent that would materially interfere with, or have a material adverse effect on, the business or financial condition of the Indemnified Party or (iv) if such claim would impose liability on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder. In such an event, the Indemnifying Party will still have all of its obligations hereunder provided that the Indemnified Party will not settle the subject claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed.

            (g) Any final judgment entered or settlement agreed upon in the manner provided herein shall be binding upon the Indemnifying Party, and shall conclusively be deemed to be an obligation with respect to which the Indemnified Party is entitled to prompt indemnification hereunder.

            (h) A failure by an Indemnified Party to give timely, complete or accurate notice as provided in this Section 11.4 will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise directly and materially damaged as a result of such failure to give timely notice.

      Section 11.5 Limitations on and Other Matters Regarding Indemnification.

      11.5.1 Indemnity Cushion and Cap. Subject to Section 11.5.4 below, the Stockholder shall not have any liability to any Purchaser Indemnified Party with respect to Losses arising out of any of the matters referred to in Section
11.2.1 until such time as the amount of such liability shall exceed in the aggregate (i) $25,000, plus (ii) the amount by which Net Worth of the Company (as defined in Section 8.13) as of the Effective Date exceeded $1.00 (the "Aggregate Cushion") (in which case the Stockholder shall be liable for all Losses in excess of the Aggregate Cushion). Subject to Section 11.5.4 below, the indemnity obligations of the Stockholder with respect to Losses arising out of any matter referred to in Section 11.2.1 shall not exceed the value of the Paradise Stock delivered to the Stockholder at the Closing. For purposes of calculating the value of the Paradise Stock received by the Stockholder, the Paradise Stock shall be valued at its fair market value, which shall be the average closing price for Paradise Stock on the Nasdaq Small Cap Market for the ten trading days ending two business days immediately prior to the date of payment.

      11.5.2 Termination of Indemnification Obligations of the Stockholder . The obligation of the Stockholder to indemnify under Section 11.2 hereof shall terminate one year from the Closing Date, except (a) as to matters as to which the Purchaser Indemnified Party has made a claim for indemnification on or prior to such date and (b) with respect to any claim for Losses pertaining to a misrepresentation or a breach of representation or warranty under Section 3.11 or any other Section of Article III of this Agreement relating to Taxes . The obligation to indemnify referred to in:

      (i) the preceding clause (a) shall survive the expiration of such period until such claim for indemnification is finally resolved and any obligations with respect thereto are fully satisfied; and

      (ii) the preceding clause (b) shall terminate 180 days after the expiration of the relevant Federal, state or local statute of limitations (taking into account any extensions or waivers thereof), except as to matters as to which any Indemnified Party has made a claim for indemnification on or prior to such date, in which case the right to indemnification with respect thereto shall survive the expiration of any such period until such claim for indemnification is finally resolved and any obligations with respect thereto are fully satisfied.

      11.5.3 Termination of Indemnification Obligations of Paradise and the Purchaser. The obligation of Paradise and the Purchaser to indemnify under
Section 11.3 hereof shall terminate one year from the Closing Date except as to matters as to which the Stockholder Indemnified Party has made a claim for indemnification on or prior to such date, in which case the right to indemnification with respect thereto shall survive such period until such claim for indemnification is resolved and any obligations with respect thereto are fully satisfied.

      11.5.4 Exceptions. Each of the limitations set forth above in this Section
11.5 shall in no event (a) apply to any Losses incurred by a Purchaser Indemnified Party which relate, directly or indirectly, to (i) any fraudulent acts committed by the Stockholder (including without limitation, fraud in connection with the transaction contemplated hereby and any fraudulent acts by any manager, officer, employee, agent or equity holder of the Stockholder or the Company); (ii) any indemnification obligation under Section 11.2.1(c); and (iii) the Stockholder's obligations set forth in
Section 12.1 to pay certain expenses; or (b) apply to any Losses incurred by the Stockholder Indemnified Party which relate, directly or indirectly, to (i) any fraudulent acts committed by Paradise, the Purchaser (including without limitation, fraud in connection with the transaction contemplated hereby and any fraudulent acts by any officer, director, employee, agent or shareholder of Paradise or the Purchaser); (ii) any indemnification obligation under Section 11.3(c); and (iii) Paradise's obligations set forth in Section 12.1 to pay certain expenses.

      11.5.5 Control by Paradise. All decisions and determinations to be made by the Purchaser and/or a Purchaser Indemnified Party under this Article XI shall be made by Paradise in the name of and on behalf of the Purchaser or such other the Purchaser Indemnified Party.

                                   ARTICLE XII

                                  MISCELLANEOUS

      Section 12.1 Expenses. Except for the costs of auditing the Company's financial statements (as described in Sections 2.1.2 and 3.4), which costs shall be paid by Paradise, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisors.

      Section 12.2 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, (including, without limitation, the validity or enforcement of this Agreement), shall be governed by the laws of the State of Delaware without reference to its conflict of laws provisions.

      Section 12.3 Jurisdiction. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in (i) the courts of the State of New York or in the United States District Court for the Southern District of New York, if the principal office of Paradise is then located in New York, or (ii) the courts of the State of California or in the United States District Court for the Southern District of California, if the principal office of paradise is then located in California. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the States of New York or California for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS UNDER THIS AGREEMENT.

      Section 12.4 "Person" Defined. "Person" shall mean and include an individual, a company, a partnership, a joint venture, a corporation (including any non-profit corporation), a trust, an estate, a limited liability company, a limited liability partnership, an unincorporated organization and a government or other department or agency thereof.

      Section 12.5 "Knowledge" Defined. Where any representation and warranty contained in this Agreement is expressly qualified by reference to the knowledge of the Stockholder, such term shall be limited to the actual knowledge of the Stockholder and unless otherwise stated such knowledge that would have been discovered by the Stockholder after reasonable inquiry. Where any representation and warranty contained in this Agreement is expressly specified by reference to the knowledge of Paradise or the Purchaser, as the case may be, such term shall be limited to the actual knowledge of the executive officers of such entity and unless otherwise stated, such knowledge that would have been discovered by such executive officers after reasonable inquiry.

      Section 12.6 "Affiliate"Defined. As used in this Agreement, an "affiliate" of any Person, shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person.

      Section 12.7 Captions. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

      Section 12.8 Confidentiality. Unless and until the Closing shall have occurred and except as may be required in connection with (i) any public announcement that Paradise, the Purchaser and the Stockholder have executed this Agreement, or (ii) any governmental filings contemplated under this Agreement, Paradise, the Purchaser and the Stockholder shall, and shall cause their respective employees, agents, consultants and representatives to, maintain in confidence and not otherwise use or permit the use of information, documents, and data respecting any other party to this Agreement furnished to them, or to any person or entity on their behalf except to the extent that such information is elsewhere available to the public or otherwise rightfully obtained without violation of this Section 12.8 or any other agreement. If this Agreement is terminated pursuant to Section 10.2 hereof or otherwise, each party shall (and Paradise the Purchaser and the Stockholder shall cause any third party to whom it has made permitted disclosures to) (i) return to the other party or destroy all written information, documents, and data furnished to it or to any person or entity on its behalf, and (ii) maintain in confidence all information received by it, or by any person or entity on its behalf, and shall not use or permit the use of such information by others except to the extent that such information is elsewhere available to the public or otherwise rightfully obtained without violation of this Section 12.8 or any other agreement. Notwithstanding the foregoing, the foregoing provision shall not apply to the extent that Paradise is required to make any announcement or file information relating to or arising out of this Agreement by virtue of the federal securities laws of the United States or the rules and regulations promulgated thereunder or other rules of the Nasdaq Small Cap Market, or any announcement by any party pursuant to applicable law or regulations.

      Section 12.9 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been given (a) upon personal delivery, if delivered by hand or by courier, (b) three days after the date of deposit in the mails, postage prepaid, if mailed by certified or registered mail, or (c) the next business day if sent by facsimile transmission (if receipt is electronically confirmed) or by a prepaid overnight courier service, and in each case at the respective addresses or numbers set forth below or such other address or number as such party may have fixed by notice:

         If to either Paradise or to the Purchaser, addressed to:

                      Paradise Music & Entertainment, Inc.
                      53 West 23rd Street, 11th Floor
                      New York, New York 10010
                      Attention: President
                      Fax:  212-845-6480

                           with a copy to:

                      Davis & Gilbert LLP
                      1740 Broadway
                      New York, New York 10019
                      Attention:  Walter M. Epstein, Esq.
                      Fax:  (212) 468-4888

         If to the Stockholder, addressed to:

                      Consolidated Entertainment, LLC
                      8330 W. Third Street
                      Los Angeles, CA 90048
                      Attention: Jesse Dylan
                      Fax:  (310) 458-9833

                           with a copy to:

                      Cohen, Primiani & Foster
                      2029 Century Park East, Suite 400
                      Los Angeles, CA 90067

                      Attention: Michael Foster, Esq.
                      Fax: (310) 277-4351

      Section 12.10 Parties in Interest. This Agreement may not be transferred, assigned pledged or hypothecated by any party hereto, other than by operation of law. Any purported transfer, assignment, pledge or hypothecation (other than by operation of law) shall be void and ineffective. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

      Section 12.11 Severability. In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

      Section 12.12 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

      Section 12.13 Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior oral and written agreements and understandings between the parties with respect to such subject matter.

      Section 12.14 Amendment. This Agreement may not be amended, supplemented or modified orally, but only by an agreement in writing signed on behalf of each of the parties hereto.

      Section 12.15 Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto and their respective successors and assigns as permitted under Section 12.10.

      IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement, on the day and year first above written.


                                      PARADISE MUSIC &
                                      ENTERTAINMENT, INC.

                                      By: /s/ AUTHORIZED OFFICER
                                          -------------------------------
                                               Name:
                                               Title:


                                      STRAW DOGS ACQUISITION CORP.

                                      By: /s/ AUTHORIZED OFFICER
                                          -------------------------------
                                               Name:
                                               Title:


                                      /s/ JESSE DYLAN
                                      -----------------------------------
                                      JESSE DYLAN

                                                                      Appendix C

                              EMPLOYMENT AGREEMENT

      AGREEMENT made as of the __ day of ______, 1999, ("Effective Date") by and between Paradise Music & Entertainment, Inc. ("Employer") and Jesse Dylan, an individual (the "Executive").

                              W I T N E S S E T H :

      WHEREAS, entering into this Agreement is a condition of closing under the Asset Purchase Agreement dated September 24, 1999 (the "Purchase Agreement") pursuant to which Employer, through its wholly-owned subsidiary Straw Dogs Acquisition Corp. ("New Straw Dogs"), will acquire all of the assets, subject to disclosed liabilities, and the on-going business of Consolidated Entertainment, LLC (d/b/a Straw Dogs) ("Old Straw Dogs"); and

      WHEREAS, Employer intends that New Straw Dogs will conduct the business previously conducted by Old Straw Dogs as a separate subsidiary of Employer; and

      WHEREAS, the Executive was an owner of Old Straw Dogs and was employed by Old Straw Dogs and Employer wishes to ensure his employment with Employer and the Executive wishes to accept such employment upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Employment. Employer agrees to employ the Executive for the Term specified in Section 2 and in the capacities set forth in Section 3 and the Executive agrees to accept such employment, upon the terms and conditions hereinafter set forth. This Agreement shall only be effective if the closing of the Purchase Agreement takes place.

      2. Term. This Agreement shall be for a term commencing on the Effective Date and expiring on June 30, 2004 ("Term").

      3. Duties and Responsibilities.

            (a) During the Term, the Executive shall serve as Chairman and Chief Executive Officer of Employer. The Executive shall report to the Board of Directors of Employer. All employees of Employer, its subsidiaries and affiliates, shall report to the Executive or his designee.

            (b) Except as otherwise provided for herein, the Executive shall devote substantially all his business efforts to the affairs of Employer. The Executive will (i) devote his best efforts, skill and ability to promote Employer's interests; (ii) carry out his duties in a competent and professional manner; (iii) work with other employees of Employer in a competent and professional manner; and (iv) generally promote the best interests of Employer. Notwithstanding the foregoing, the Executive may engage as a passive investor and to the extent indicated on Schedule 1 in limited active involvement in the additional activities listed on Schedule 1 to this Agreement, provided that such activities do not materially interfere with the performance of his services, duties and responsibilities under this Agreement. In addition, the Executive may perform directing and producing services either through the entities listed on
Schedule 1 or otherwise provided that all compensation of any kind paid with respect to such services is paid to Employer. The Executive shall have the right to continue to own the interests in the entities listed on Schedule 1. Employer shall give the Executive notice of and a 20 day period to cure any breach of the provisions of this Section 3(b).

            (c) The Executive shall be headquartered in Los Angeles County, California and, subject to reasonable travel, the Executive's duties shall be performed in Los Angeles County, California unless mutually agreed upon by the Executive and Employer.

            (d) Employer shall nominate the Executive as a member of the management slate at each annual meeting of stockholders during his employment hereunder when the term of the Executive's seat on Employer's Board of Directors expires.

      4. Compensation.

            (a) As compensation for services rendered hereunder and in consideration of his agreement not to compete as set forth in Section 11 below, Employer shall pay the Executive at a rate of $750,000 ("Annual Salary") per annum payable in accordance with Employer's normal payroll practices. The Executive's compensation will be reviewed annually by Employer's Compensation Committee with bonus awards or increases in salary to be considered based on the Executive's and Employer's performance. The determination of bonus awards will take into account Employer's and New Straw Dogs' overall profitability, growth, capital appreciation, unused vacation and any compensation paid to Employer in connection with the Executive's services as a producer or director pursuant to
Section 3(b), above. Such awards may consist of all or a combination of cash, stock, stock options, stock warrants, stock appreciation rights or other forms of non-cash compensation as mutually agreed upon between the Compensation Committee and the Executive.

            (b) In addition to the compensation set forth in paragraph 4(a) above, the Executive will receive ten year options for 750,000 shares of Employer's Common Stock, $.01 par value. The exercise price for such options is $5.00. One-third of such options (i.e. 250,000 options) will vest one year after the Effective Date; one-third of such options will vest two years after the Effective Date; and one-third of such options will vest three years after the Effective Date, provided that, in each case, the Executive is employed by Employer on the applicable vesting date; provided, however, in the event of the Executive's death during the first one year vesting period, options for 250,000 shares shall vest upon the

Executive's death. If the Executive's employment by Employer terminates for any reason, the Executive (or his estate) shall have 90 days (five years in the case of the Executive's estate) after such termination date to exercise all vested options. Employer shall promptly file and continue to keep effective and supplemented, without cost to the Executive, an S-8 registration statement covering the shares to be issued upon exercise of the option, as well as an S-8 reoffer prospectus pursuant to which the Executive can make unrestricted sales of the shares.

      5. Benefits.

            (a) During the Term, the Executive shall be entitled to participate in the benefit plans established by Employer for the benefit of its key executives, except to the extent that any such benefits duplicate Directors Guild of America coverage. The Executive's membership in the Directors Guild of America shall be maintained at Employer's expense to the extent not normally covered and paid for from operating budgets of projects directed by the Executive. In addition, during the Term, the Employer shall provide the Executive with life insurance in the amount of $1,500,000 assuming that the Executive is insurable at reasonable rates. Employer will cooperate with the Executive with respect to the Executive's assignment of such policy to a life insurance trust for estate planning purposes.

            (b) The Executive shall be entitled to four (4) weeks of paid vacation per year.

            (c) Employer hereby agrees to indemnify, release and hold harmless the Executive when and if (i) he is the subject of any claim or is or becomes a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative, investigative or criminal by reason of the fact that he is or was an officer, director, employee, consultant or agent to Employer, its subsidiaries and/or affiliates, or by reason of any action alleged to have been taken or omitted in such capacity; (ii) against any and all costs, charges and expenses, including, without limitation, reasonable attorneys' and other fees and expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Executive in connection therewith and any appeal therefrom if the Executive acted in good faith and in a manner he reasonably believed to be in the best interests of the Employer, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any civil action, suit or proceeding by settlement or consent decree shall not, of itself, create a presumption that the Executive did not satisfy the foregoing standard of conduct to the extent applicable thereto. The Executive shall be added as an additional insured under all liability insurance policies now in force or hereafter obtained covering any officer of the Company in his capacity as an officer. In addition, Employer has obtained and will pay all premiums on a separate directors and officers liability insurance policy in the amount of $5,000,000 to cover the Executive personally. A copy of such policy is attached to this Agreement as Annex A.

            (d) Employer shall reimburse the Executive for all properly vouchered reasonable business expenses.

      6. Key Man Insurance. Employer shall have the right to obtain key man life insurance for the benefit of Employer on the life of the Executive. If requested by Employer, the Executive shall submit to such physical examination and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable Employer to obtain such life insurance. The Executive has no reason to believe that his life is not insurable with a reputable insurance company at rates now prevailing in the City of Los Angeles for healthy men of his age.

      7. Discharge by Employer.

            (a) Discharge for Cause. Employer shall be entitled to immediately terminate the Term and to discharge the Executive for cause, which shall be limited to the following grounds:

                  (i) Conviction of a felony involving any financial impropriety or which would materially interfere with the Executive's ability to perform his services required under this Agreement; or

                  (ii) Commission of a willful or intentional act of moral turpitude which reasonably could be expected to materially injure the reputation, business or business relationships of Employer, including acts of moral turpitude such as continuing alcohol or substance abuse or the violation of the terms of Sections 10 and 11 hereof, which is not cured within 30 days after Executive has received a written notice from the Company stating in reasonable detail the willful or intentional act(s) at issue and the nature of the injury or damage. The preceding terms of this paragraph 7(a)(ii) shall not be applicable to any acts of the Executive that are undertaken in good faith in executing the duties of Chairman, Chief Executive Officer, or as a producer or director on behalf of Employer.

            (b) Termination Without Cause. In the event the Executive's employment hereunder is terminated by Employer other than pursuant to Paragraph 7(a) or Paragraph 8, or if the Executive's employment is terminated by the Executive for Good Reason (as hereinafter defined), the Executive shall be entitled to receive the following:

                  (i) The Annual Salary that the Executive would have received for the remaining balance of the Term. The greater of (a) one-half of such amount or (b) one year's salary shall be paid to the Executive in a lump sum within five days after the date of termination and the balance of such amount shall be paid to the Executive on the date which is at the mid-point between the termination date and the end of the Term as provided in this Agreement; provided, however, if the remainder of the Term is less than one year, the entire amount shall be paid to the Executive within five days after the date of termination; and further provided, if Employer has $10,000,000 in cash reserves in the bank at the date of termination, the entire amount shall be paid to the Executive 5 days after the date of termination.

                  (ii) Employer shall pay for the cost of 18 months of COBRA continuation coverage for the Executive. In the event Employer has been making contributions on the Executive's behalf to one or more benefit plans maintained by the Directors Guild of America, Employer shall continue making such payments for 12 months following the date of termination.

                  (iii) Full vesting of all stock options issued to the Executive and not yet vested at the time of such termination. The Executive shall have the right to exercise such options during the remainder of the ten year option exercise term.

                  (iv) All premiums on any directors and officers liability insurance policy maintained by Employer on the Executive's behalf which are necessary to cover any claims with respect to events, actions, etc. which arose prior to the Executive's termination and which claims are made prior to the expiration of the applicable statute of limitations.

                  (v) All other reimbursements, unpaid bonuses and other payments due to the Executive shall be paid in full within ten (10) business days following the effective date of such termination.

For purposes of this Agreement, "Good Reason" shall mean, without the express written consent of the Executive, the occurrence of any of the following events unless such events are fully corrected within 30 days following written notification by the Executive to Employer that he intends to terminate his employment hereunder for one of the reasons set forth below, which notice shall specify the nature of such breach or event in reasonable detail:

                  (i) A material breach by Employer of any provision of this Agreement; or

                  (ii) Any change in the Board of Directors of Employer pursuant to a "change in control" of Employer.

      8. Disability, Death.

            (a) If the Executive shall be unable to perform his duties hereunder by virtue of illness or physical or mental incapacity or disability (from any cause or causes whatsoever) in substantially the manner and to the extent required hereunder prior to the commencement of such disability as determined by a competent medical doctor (all such causes being herein referred to as "Disability") and the Executive shall fail to have performed substantially such duties for 90 consecutive days or for periods aggregating 180 days, whether or not continuous, in any continuous period of one year (such 90th or 180th day to be known as the "Disability Date"), Employer shall have the right to terminate the Executive's employment hereunder as at the end of any calendar month thereafter upon written notice to him. The Executive shall be entitled to his Annual Salary for the remainder of the fiscal year in which the Disability Date occurred plus all bonuses earned through the Disability Date for such fiscal year.

            (b) In case of the death of the Executive, this Agreement shall terminate and Employer shall be obligated to pay to the Executive's estate or as otherwise directed by the Executive's duly appointed and authorized legal representative, the Annual Salary for the remainder of the fiscal year in which death occurs and all bonuses earned through the date of death for such fiscal year.

      9. Voluntary Termination. If the Executive voluntarily terminates his employment prior to the end of the Term, he shall only be entitled to receive compensation accrued through the date of termination. Nothing contained in this paragraph 9 shall be deemed or construed to provide or grant Employer the right to terminate this Agreement other than in accordance with Section 7 or Section 8.

      10. Confidential Information. The Executive recognizes that he will occupy a position of trust with respect to business and technical information of a secret or confidential nature which is the property of Employer, or any of its affiliates, and which has been and will be imparted to him from time to time in the course of his employment with Employer. In light of this understanding, the Executive agrees that:

            (a) the Executive shall not at any time knowingly use or disclose, directly or indirectly, any of the confidential information or trade secrets which is the property of Employer, or any of its affiliates, to any person, except that he may use and disclose to authorized Employer personnel, licensees or franchisees in the course of his employment; and

            (b) within five (5) days from the date upon which his employment with Employer is terminated, for any reason or for no reason, or otherwise upon the request of Employer, he shall return to Employer any and all documents and materials which constitute or contain the confidential information or trade secrets of Employer, or any of its affiliates.

For purposes of this Agreement, the terms "confidential information" or "trade secrets" shall include all information of any nature and in any form which is owned by Employer, or any of its affiliates, and which is not publicly available or generally known to persons engaged in businesses similar to that of Employer, or any of its affiliates. Notwithstanding the foregoing, when the Executive's employment with Employer is terminated, for whatever reason, the limitations provided in this Section 10 shall not prevent the Executive from using for his own benefit any information which he acquired prior to the Effective Date.

      11. Non-Competition.

            (a) The Executive agrees that his services hereunder are of a special character, and his position with Employer places him in a position of confidence and trust with Employer's artists, clients, customers and employees. The Executive and Employer agree that in the course of employment hereunder, the Executive has and will continue to develop a personal acquaintanceship and relationship with Employer's artists, clients and customers, and a knowledge of those artists', clients' and customers' affairs and requirements which may constitute Employer's primary or only contact with such artists, clients and customers. The Executive consequently agrees that it is reasonable and necessary for the protection of the goodwill and business of Employer that the Executive make the covenants contained herein and that Employer would not have entered into this Agreement or the Purchase Agreement unless the covenants set forth in this Section 11 were contained in this Agreement. Accordingly, the Executive agrees that while he is in Employer's employ, and for a three month period thereafter with respect to the television commercial business only, the Executive will not, without the prior written consent of Employer, either directly or indirectly, or in any capacity whether as a promoter, proprietor, partner, joint venturer, employee, agent, consultant, director, officer, manager, equity holder (except (i) as an equity holder holding less than five percent (5%) of a publicly traded company's issued and outstanding equity securities, or otherwise or (ii) as a passive investor in private companies in amounts up to $1,000,000, provided that investments above $1,000,000 shall be permitted if first offered to Employer), work for, act as a consultant to or own any interest in any direct competitor of Employer which operates in or provides services essentially the same as Employer in any portion of the geographic territory where Employer operates or sells its products or services, except as allowed pursuant to Section 3(b) of this Agreement. Subject to paragraph 3(b), the preceding sentence shall not prevent or preclude the Executive from engaging in a business activity that is not competitive with Employer if Employer thereafter engages in such business activity. The foregoing restrictions are hereinafter referred to as the "Non-Compete Restrictions". The Executive further agrees that during the Term, and for the one year period following the Executive's termination of employment with Employer, the Executive will not solicit any employee of Employer (i) to become, an employee of Employer, (ii) to alter, terminate or refrain from extending or renewing any contractual or other relationship with Employer, or
(iii) to commence a similar or substantially similar relationship with the Executive, any entity with whom the Executive is affiliated or employed by or any direct competitor of Employer. The restrictions in the immediately preceding sentence are hereinafter referred to as the "Non-Solicitation Restrictions". If the Executive voluntarily terminates his employment prior to the end of the Term or if Employer terminates the Executive's employment for reasons of cause prior to the end of the Term, the Non-Compete Restrictions with respect to the television commercial business only shall apply for a period of one year following such termination; provided, however, the Executive shall be permitted to direct television commercials for any direct competitor of Employer, but not to otherwise engage in the television commercial business as an executive or otherwise; and the Non-Solicitation Restrictions shall apply for a period of one year following such termination. Notwithstanding the foregoing, if Employer breaches any provision of this Agreement, which breach is not cured within 10 days after written notice thereof from the Executive to Employer, the Non-Compete Restrictions shall not apply.

            (b) As used in this Section 11, the term "Employer" shall include subsidiaries, of Employer, and the term "employee" shall mean any person who is then, or who had been at any time during the three month period immediately preceding the date of termination of the Executive's employment, an employee of Employer.

            (c) The parties hereto agree that the duration and area for which the covenant not to compete set forth herein is to be effective are reasonable. In the event that any court determines that the time period or the area, or both of them, are unreasonable and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in fall force and effect for the greatest time period and in the greatest area that would not render it unenforceable.

            (d) The existence of any claim or cause of action of the Executive against Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of those covenants and agreements.

      12. Resolution of Disputes. Any dispute by and among the parties hereto arising out of or relating to this Agreement, the terms, conditions or a breach thereof, or the rights or obligations of the parties with respect thereto, shall be arbitrated in the City of Los Angeles, California, before and pursuant to then applicable commercial rules and regulations of Jams - Endispute, or any successor organization. The arbitration proceedings shall be conducted by a panel of three arbitrators, one of whom shall be selected by Employer, one by the Executive (or his legal representative) and the third arbitrator by the first two so chosen. The parties shall use their best efforts to assure that the selection of the arbitrators shall be completed within 30 days and the parties shall use their best efforts to complete the arbitration as quickly as possible. In such proceeding, the arbitration panel shall determine who is a substantially prevailing party and shall award to such party its reasonable attorneys', accountants' and other professionals' fees and its costs incurred in connection with the proceeding. The award of the arbitration panel shall be final, binding upon the parties and nonappealable and may be entered in and enforced by any court of competent jurisdiction. Such court may add to the award of the arbitration panel additional reasonable attorneys' fees and costs incurred by the substantially prevailing party in attempting to enforce such award.

      13. Enforceability. The failure of either party at any time to require performance by the other party of any provision hereunder shall in no way affect the right of that party thereafter to enforce the same, nor shall it affect any other party's right to enforce the same, or to enforce any of the other provisions of this Agreement; nor shall the waiver by either party of the breach of any provision hereof be taken or held to be a waiver of any subsequent breach of such provision or as a waiver of the provision itself.

      14. Assignment. This Agreement is a personal contract and the Executive's rights and obligations hereunder may not be sold, transferred, assigned, pledged or hypothecated by the Executive. The rights and obligations of Employer hereunder shall be binding upon and run in favor of the successors and assigns of Employer. If any assignment or transfer of rights hereunder is attempted by the Executive contrary to the provisions hereof, Employer shall have no further liability for payments hereunder.

      15. Modification. This Agreement may not be canceled, changed, modified or amended orally, and no cancellation, change, modification or amendment shall be effective or binding, unless it is in writing, signed by both parties to this Agreement.

      16. Severability, Survival. If any provision of this Agreement is held to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement nevertheless shall be binding upon the parties with the same effect as though the void or enforceable part has been Severed and deleted.

      17. Notice. Notices given pursuant to the provisions of this Agreement shall be sent by certified mail, postage prepaid, or by overnight courier, or by telex, telecopier or telegraph, charges prepaid, to the following address or such other address as shall be specified by written notice:

      To Employer:       Paradise Music & Entertainment, Inc.
                         53 West 23rd Street
                         New York, New York 10010
                         Attention: Chief Operating Officer

      with a copy to:    Davis & Gilbert LLP
                         1740 Broadway, 3rd Floor
                         New York, New York 10019
                         Attn: Walter M. Epstein, Esq.

      To the Executive:  Jesse Dylan
                         c/o Consolidated Entertainment, LLC
                         8330 W. Third Street
                         Los Angeles, CA 90048

      with a copy to:    Cohen Primiani & Foster
                         2029 Century Park East, Suite 400
                         Los Angeles, CA 90067
                         Attention: Michael Foster, Esq.

      18. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

      19. No Conflict. The Executive represents and warrants that he is not subject to any agreement, instrument, order, judgment or decree of any kind, or any other restrictive agreement of any character, which would prevent him from entering into this agreement or which would be breached by the Executive upon his performance of his duties pursuant to this agreement.

      20. Entire Agreement. This agreement represents the entire agreement between Employer and the Executive with respect to the subject matter hereof, and all prior agreements relating to the employment of the Executive, written or oral, are nullified and superseded hereby.

      21. Representations of Employer. Employee has the full corporate power and authority to make, execute, deliver and perform this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all required corporate action on behalf of Employer, and this Agreement has been duly and validly executed and delivered by Employer and assuming due authorization, execution and delivery by the Executive, constitutes legal, valid and binding obligations of Employer, enforceable against it in accordance with its terms. Employer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own its property and to carry on its business all as and in the places where such properties are now owned or operated or such business is now being conducted.

      IN WITNESS WHEREOF, the parties have set their hands and seals on and as of the day and year first above written.

                                            PARADISE MUSIC & ENTERTAINMENT, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ------------------------------------
                                            Jesse Dylan

                                                                      Appendix D

                              EMPLOYMENT AGREEMENT

      AGREEMENT made as of the __ day of ______, 1999, ("Effective Date") by and between Straw Dogs Acquisition Corp. (to be renamed "Straw Dogs Inc.") ("Employer") and Craig Rodgers, an individual (the "Executive").

                              W I T N E S S E T H:

      WHEREAS, entering into this Agreement is a condition of closing under the Asset Purchase Agreement dated September 24, 1999 (the "Purchase Agreement") pursuant to which Employer, a wholly-owned subsidiary of Paradise Music & Entertainment, Inc., ("Paradise"), will acquire all of the assets, subject to disclosed liabilities, and the on-going business of Consolidated Entertainment, LLC (d/b/a Straw Dogs) ("Old Straw Dogs"); and

      WHEREAS, Paradise and Employer intend that Employer will conduct the business previously conducted by Old Straw Dogs as a separate subsidiary of Paradise; and

      WHEREAS, the Executive was an owner of Old Straw Dogs and was employed by Old Straw Dogs and Employer wishes to ensure his employment with Employer and the Executive wishes to accept such employment upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Employment. Employer agrees to employ the Executive for the Term specified in Section 2 and in the capacities set forth in Section 3 and the Executive agrees to accept such employment, upon the terms and conditions hereinafter set forth. This Agreement shall only be effective if the closing of the Purchase Agreement takes place.

      2. Term. This Agreement shall be for a term commencing on the Effective Date and expiring on June 30, 2002 ("Term").

      3. Duties and Responsibilities.

            (a) During the Term, the Executive shall serve as Chief Executive Officer of Employer subject only to thc review of the Chief Operating Officer of Paradise (so long as the Chief Operating Officer is Jay Walkingshaw) and the Chief Executive Officer of Paradise.

            (b) The Executive shall devote substantially all his business efforts to the affairs of Employer. The Executive will (i) devote his best efforts, skill and ability to promote Employer's interests; (ii) carry out his duties in a competent and professional manner; (iii) work with other employees of Employer in a competent and professional manner; and (iv) generally promote the best interests of Employer.

            (c) The Executive shall be headquartered in Los Angeles County, California and, subject to reasonable travel, the Executive's duties shall be performed in Los Angeles County, California unless mutually agreed upon by the Executive and Employer.

      4. Compensation.

            (a) As compensation for services rendered hereunder and in consideration of the Non-Compete Restrictions and the Non-Solicitation Restrictions as set forth in Section 11 below, Employer shall pay the Executive at a rate of $350,000 ("Annual Salary") per annum payable in accordance with Employer's normal payroll practices. The Executive's compensation will be reviewed annually by Employer's Compensation Committee with bonus awards or increases in salary to be considered based on the Executive's and Employer's performance. The determination of bonus awards will take into account Employer's overall profitability, growth and capital appreciation. Such awards may consist of all or a combination of cash, stock, stock options, stock warrants, stock appreciation rights or other forms of non-cash compensation as mutually agreed upon between the Compensation Committee and the Executive.

            (b) In addition to the compensation set forth in Section 4(a) above, the Executive shall be entitled to an annual bonus award of $100,000 per year if the profit before tax ("PBT") (as hereinafter defined) of Employer at the end of each fiscal year (i.e. July 1 through June 30) commencing on the Effective Date is at least $850,000. If PBT for any such fiscal year is less than $850,000, the determination of the amount of the bonus award, if any, shall be made by the Board of Directors of Employer in its sole discretion. If PBT for any such fiscal year is greater than $850,000, the determination of the amount of any bonus award above $100,000, if any, shall be made by the Board of Directors of Employer in its sole discretion.

For purposes of this Agreement, PBT of Employer at the end of any fiscal year shall be the profit (or loss) resulting from Employer's gross income from its operations for such fiscal year, after deduction for all of Employer's expenses, charges and reserves, including without limitation, all operating expenses (exclusive of amortization for goodwill and any overhead charges); and before provision for taxes based on the income of Employer. PBT shall be determined by the Chief Financial Officer of Paradise in accordance with generally accepted accounting principles consistently applied ("GAAP") and Paradise's management accounting practices to the extent consistent with GAAP. The bonus for each fiscal year shall be paid within 45 days after the end of the applicable fiscal year.

            Employer's records of its PBT shall be open to inspection at reasonable times during normal business hours by Executive or his duly authorized accountants or agents who shall have the right to examine and make copies of such records. Such inspection and examination shall be at Executive's cost and expense, provided, however, if it is determined that Employer understated PBT by more than 5%, Employer shall pay the cost of such inspection and examination.

            (c) In addition to the compensation set forth in paragraphs 4(a) and 4(b) above, the Executive will receive ten year options for 100,000 shares of Paradise's Common Stock, $.01 par value. One-third of such options will vest one year after the Effective Date; one-third of such options will vest two years after the Effective Date; and one-third of such options will vest three years after the Effective Date, provided that, in each case the Executive is employed by Employer on the applicable vesting date; provided, however, if the Executive's employment is terminated by Employer other than pursuant to paragraph 7 or paragraph 8, or if the Executive's employment is terminated by the Executive for "Good Reason" (as defined in paragraph 9), all unvested stock options shall vest at the time of such termination. The exercise price for such options is $5.00. If the Executive's employment by Employer terminates for any reason, the Executive (or his estate) shall have 90 days after such termination date to exercise all vested options. Employer shall promptly file and continue to keep effective and supplemented, without cost to the Executive, an S-8 registration statement covering the shares to be issued upon exercise of the option, as well as an S-8 reoffer prospectus pursuant to which the Executive can make unrestricted sales of the shares.

      5. Benefits.

            (a) During the Term, the Executive shall be entitled to participate in any and all group, life, disability income, health or accident insurance programs or other fringe benefits applicable to any personnel of Employer or Paradise and in effect at any time during the period of the Executive's employment, subject only to eligibility restrictions of such programs. The Executive shall also have the right to participate in any and all employee retirement benefits plans or profit-sharing plan which Employer or Paradise maintains for its personnel and in effect at any time during the period of Executive's employment, subject only to eligibility requirements of such plans.

            (b) The Executive shall be entitled to four (4) weeks of paid vacation per year.

            (c) Employer shall reimburse the Executive for all properly vouchered business expenses. The nature of such expenses shall be commensurate with the senior executive position of the Executive.

            (d) Employer hereby agrees to indemnify, release and hold harmless the Executive against any and all costs, charges and expenses, including, without limitation, reasonable attorneys' and other fees and expenses, judgements, fines and amount paid in settlement actually and reasonably incurred by the Executive therewith and any appeal therefrom, when and if (i) he is the subject of any claim or is or becomes a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative, investigative or criminal by reason of the fact that he is or was an officer, director, employee, consultant or agent to Employer, or by reason of any action alleged to have been taken or omitted in such capacity; and (ii) if the Executive acted in good faith and in a manner he reasonably believed to be in the best interests of the Employer, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any civil action, suit or proceeding by settlement or consent decree shall not, of itself, create a presumption that the Executive did not satisfy the foregoing standard of conduct to the extent applicable thereto. Employer shall obtain and maintain, or cause Paradise to obtain and maintain, a policy of liability insurance covering the contractual liability of Employer arising out of the indemnities provided for herein in amounts and issued by issuers reasonably satisfactory to the Executive.

            (e) Employer shall use all reasonable efforts to obtain disability income insurance for the benefit of the Executive, such insurance to be commensurate with Paradise's disability insurance coverage. The Executive shall cooperate with Employer in obtaining said disability insurance by submitting to a customary medical examination, if required, and by supplying the insurance company with all necessary information.

      6. Key Man Insurance. Employer shall have the right to obtain key man life insurance for the benefit of Employer on the life of the Executive. If requested by Employer, the Executive shall submit to such physical examination and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable Employer to obtain such life insurance. The Executive has no reason to believe that his life is not insurable with a reputable insurance company at rates now prevailing in the City of Los Angeles for healthy men of his age.

      7. Discharge by Employer. Employer shall be entitled to immediately terminate the Term and to discharge the Executive for cause, which shall be limited to the following grounds:

            (a) Conviction of a felony with respect to any criminal act involving Employer or

            (b) Commission of a willful or intentional act which reasonably could be expected to materially injure the reputation, business or business relationships of Employer, including acts of moral turpitude such as continuing alcohol or substance abuse or the violation of the terms of Sections 10 and 11 hereof, which is not cured within 10 days after Executive has received a written notice from the Company stating in reasonable detail the willful or intentional act(s) at issue and the nature of the injury or damage.

      8. Disability, Death.

            (a) If the Executive shall be unable to perform his duties hereunder by virtue of illness or physical or mental incapacity or disability (from any cause or causes whatsoever) in substantially the manner and to the extent required hereunder prior to the commencement of such disability as determined by a competent medical doctor (all such causes being herein referred to as "Disability") and the Executive shall fail to have performed substantially such duties for 90 consecutive days or for periods aggregating 180 days, whether or not continuous, in any continuous period of one year (such 90th or 180th day to be known as the "Disability Date"), Employer shall have the right to terminate the Executive's employment hereunder upon written notice to him within ten days after such Disability Date. The Executive shall be entitled to his Annual Salary for the remainder of the fiscal year in which the Disability Date occurred plus all bonuses accrued through the Disability Date for such fiscal year.

            If at any time during the Term, the Executive shall become subject to a Disability, Employer shall continue to pay to the Executive the amounts provided in this Agreement, provided that all payments received during said 90 or 180-day period by the Executive under any policies of disability income insurance purchased by Employer shall be deemed to be a credit against and shall be offset against any compensation payable by Employer to the Executive pursuant to this Agreement.

            The determinations of whether the Executive is disabled and the commencement, duration, and termination of any such Disability shall be made jointly by the Executive and the Board of Directors of Employer. In the absence of agreement between them, the aforesaid determinations shall be made by a reputable physician selected by the parties hereto. The Executive shall submit to an examination by the physician agreed upon and the results of such examination, when evidenced in writing by such physician, shall be final and binding upon the parties hereto.

            (b) In case of the death of the Executive, this Agreement shall terminate and Employer shall be obligated to pay to the Executive's estate or as otherwise directed by the Executive's duly appointed and authorized legal representative, the Annual Salary for the remainder of the fiscal year in which death occurs and all bonuses accrued through the date of death for such fiscal year.

      9. Termination by Executive. Executive may terminate this Agreement upon ten days notice for "Good Reason". "Good Reason" shall mean Employer's material violation of its obligations hereunder or the diminution of Executive's duties and responsibilities, which breach is not cured within 30 days after Employer has received a written notice from the Executive stating in reasonable detail the nature of the breach. If the Executive terminates his employment prior to the end of the Term for Good Reason, he shall be entitled to receive all the compensation due hereunder through the expiration date of the Term set forth in
Section 2. If the Executive voluntarily terminates his employment prior to the end of the

Term other than for Good Reason, he shall only be entitled to receive compensation accrued through the date of termination.

      10. Confidential Information. The Executive recognizes that he will occupy a position of trust with respect to business and technical information of a secret or confidential nature which is the property of Employer, or any of its affiliates, and which has been and will be imparted to him from time to time in the course of his employment with Employer. In light of this understanding, the Executive agrees that:

            (a) the Executive shall not at any time knowingly use or disclose, directly or indirectly, any of the confidential information or trade secrets which is the property of Employer, or any of its affiliates, to any person, except that he may use and disclose to authorized Employer personnel, licensees or franchisees in the course of his employment; and

            (b) within five (5) days from the date upon which his employment with Employer is terminated, for any reason or for no reason, or otherwise upon the request of Employer, he shall return to Employer any and all documents and materials which constitute or contain the confidential information or trade secrets of Employer, or any of its affiliates.

For purposes of this Agreement, the terms "confidential information" or "trade secrets" shall include all information of any nature and in any form which is owned by Employer, or any of its affiliates, and which is not publicly available or generally known to persons engaged in businesses similar to that of Employer, or any of its affiliates. Notwithstanding the foregoing, when the Executive's employment with Employer is terminated, for whatever reason, the limitations provided in this Section 10 shall not prevent the Executive from using for his own benefit any information which he acquired prior to the Effective Date.

      11. Non-Competition.

            (a) The Executive agrees that his services hereunder are of a special character, and his position with Employer places him in a position of confidence and trust with Employer's artists, clients, customers and employees. The Executive and Employer agree that in the course of employment hereunder, the Executive has and will continue to develop a personal acquaintanceship and relationship with Employer's artists, clients and customers, and a knowledge of those artists', clients' and customers' affairs and requirements which may constitute Employer's primary or only contact with such artists, clients and customers and that Employer would not have entered into this Agreement or the Purchase Agreement unless the covenants set forth in this Section 11 were contained in this Agreement. The Executive consequently agrees that it is reasonable and necessary for the protection of the goodwill and business of Employer that the Executive make the covenants contained herein and that Employer would not have entered into this Agreement or the Purchase Agreement unless the covenants set forth in this Section 11 were contained in this Agreement. Accordingly, the Executive agrees that while he is in Employer's employ the Executive will not, without the prior written consent of Employer, either directly or indirectly, or in any capacity whether as a promoter, proprietor, partner, joint venturer, employee, agent, consultant, director, officer, manager, equity holder (except as an equity holder holding less than five percent (5%) of a publicly traded company's issued and outstanding equity securities, or otherwise), work for, act as a consultant to or own any interest in any direct competitor of Employer which operates in or provides services essentially the same as Employer in any portion of the geographic territory where Employer operates or sells its products or services. The foregoing restrictions are hereinafter referred to as the "Non-Compete Restrictions". The Executive further agrees that during the Term, and for the one year period following the Executive's termination of employment with Employer, the Executive will not solicit, entice, induce or persuade: (i) any employee, artist, client or customer of Employer, or (ii) any person or entity that had been engaged in negotiations with Employer to become, an employee, artist, client or customer of Employer during the six month period prior to the Executive's termination of employment with Employer, to alter, terminate or refrain from extending or renewing any contractual or other relationship with Employer, or commence a similar or substantially similar relationship with the Executive, any entity with whom the Executive is affiliated or employed by or any direct competitor of Employer. The restrictions in the immediately preceding sentence are hereinafter referred to as the "Non-Solicitation Restrictions". If the Executive voluntarily terminates his employment prior to the end of the Term or if Employer terminates the Executive's employment for reasons of cause prior to the end of the Term, the Non-Compete Restrictions shall continue to apply through the end of the Term (unless the Executive voluntarily terminates his employment for Good Reason), and the Non-Solicitation Restrictions shall continue to apply through the period ending one year after the end of the Term. Notwithstanding the foregoing, when the Executive's employment with Employer is terminated, for whatever reason, the Executive may continue to do business, without violating the terms hereof, with, any customer, client or artist of Employer which was a customer, client or artist of Old Straw Dogs, or any company which employed the Executive, prior to the date of this Agreement.

            (b) As used in this Section 11, the term "Employer" shall include subsidiaries of Employer with respect to which Executive has managerial authority, the term "customer" shall mean any person or entity who is then, or who had been at any time during the one year period immediately preceding the date of termination of the Executive's employment, a customer of Employer, and the term "artist or client" shall mean any person or entity who is then, or who had been at any time during the one year period immediately preceding the date of termination of the Executive's employment, an artist or client represented by, signed by, working for or collaborating with Employer.

            (c) The parties hereto agree that the duration and area for which the covenant not to compete set forth herein is to be effective are reasonable. In the event that any court determines that the time period or the area, or both of them, are unreasonable and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable.

            (d) If the Executive commits a material breach or is about to commit a material breach, of any of the above provisions of this Section 11, Employer shall have the right to temporary and preliminary injunctive relief to prevent the continuance or commission of such breach prior to any hearing on the merits and to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to Employer. In addition, Employer may take all such other actions and remedies available to it under law or in equity and shall be entitled to such damages as it can show it has sustained by reason of such breach.

      12. Resolution of Disputes. Any dispute by and among the parties hereto arising out of or relating to this Agreement, the terms, conditions or a breach thereof, or the rights or obligations of the parties with respect thereto, shall be arbitrated in the City of Los Angeles, California, before and pursuant to then applicable commercial rules and regulations of Jams - Endispute, or any successor organization. The arbitration proceedings shall be conducted by a panel of three arbitrators, one of whom shall be selected by Employer, one by the Executive (or his legal representative) and the third arbitrator by the first two so chosen. The parties shall use their best efforts to assure that the selection of the arbitrators shall be completed within 30 days and the parties shall use their best efforts to complete the arbitration as quickly as possible. In such proceeding, the arbitration panel shall determine who is a substantially prevailing party and shall award to such party its reasonable attorneys', accountants' and other professionals' fees and its costs incurred in connection with the proceeding. The award of the arbitration panel shall be final, binding upon the par-ties and nonappealable and may be entered in and enforced by any court of competent jurisdiction. Such court may add to the award of the arbitration panel additional reasonable attorneys' fees and costs incurred by the substantially prevailing party in attempting to enforce such award.

      13. Enforceability. The failure of either party at any time to require performance by the other party of any provision hereunder shall in no way affect the right of that party thereafter to enforce the same, nor shall it affect any other party's right to enforce the same, or to enforce any of the other provisions of this Agreement; nor shall the waiver by either party of the breach of any provision hereof be taken or held to be a waiver of any subsequent breach of such provision or as a waiver of the provision itself.

      14. Assignment. This Agreement is a personal contract and the Executive's rights and obligations hereunder may not be sold, transferred, assigned, pledged or hypothecated by the Executive. The rights and obligations of Employer hereunder shall be binding upon and run in favor of the successors and assigns of Employer. If any assignment or transfer of rights hereunder is attempted by the Executive contrary to the provisions hereof, Employer shall have no further liability for payments hereunder.

      15. Modification. This Agreement may not be canceled, changed, modified or amended orally, and no cancellation, change, modification or amendment shall be effective or binding, unless it is in writing, signed by both parties to this Agreement.

      16. Severability, Survival. If any provision of this Agreement is held to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement nevertheless shall be binding upon the parties with the same effect as though the void or enforceable part has been severed and deleted.

      17. Notice. Notices given pursuant to the provisions of this Agreement shall be sent by certified mail, postage prepaid, or by overnight courier, or by telex, telecopier or telegraph, charges prepaid, to the following address or such other address as shall be specified by written notice:

      To Employer:       Paradise Music & Entertainment, Inc.
                         53 West 23rd Street
                         New York, New York 10010
                         Attention: Chief Executive Officer

      with a copy to:    Davis & Gilbert LLP
                         1740 Broadway, 3rd Floor
                         New York, New York 10019
                         Attn: Walter M. Epstein, Esq.

      To the Executive:  Craig Rodgers
                         c/o Consolidated Entertainment, LLC
                         8330 W. Third Street
                         Los Angeles, CA  90048

      with a copy to:    James A. Melman, Esq.
                         815 Moraga Drive
                         Los Angeles, CA 90049

      18. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

      19. No Conflict. The Executive represents and warrants that he is not subject to any agreement, instrument, order, judgment or decree of any kind, or any other restrictive agreement of any character, which would prevent him from entering into this Agreement or which would be breached by the Executive upon his performance of his duties pursuant to this agreement.

      20. Entire Agreement. This Agreement and the Purchase Agreement represents the entire agreement between Employer and the Executive with respect to the subject matter hereof, and all prior agreements relating to the employment of the Executive by Employer, written or oral, are nullified and superseded hereby.

      IN WITNESS WHEREOF, the parties have set their hands and seals on and as of the day and year first above written.

                                           Employer:
                                           STRAW DOGS ACQUISITION CORP.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           Executive:


                                           -------------------------------------
                                           Craig Rodgers

                                    GUARANTY

            Paradise Music & Entertainment, Inc. ("Paradise"), hereby unconditionally guarantees (a) full, complete and prompt payment to Craig Rodgers ("Rodgers") of all compensation and reimbursement of expenses provided in the Employment Agreement dated as of July 1, 1999 (the "Agreement"), between Straw Dogs Acquisition Corp. ("Employer") and Rodgers and (b) the full and prompt performance of each and every obligation of Employer under the Agreement.

            Paradise hereby waives and agrees not to assert or take advantage of
(a) any right to require Rodgers to proceed against Employer or any other person, or to proceed against or exhaust any security held by Rodgers at any time, or to pursue any other remedy in his power before proceeding against Paradise; (b) notice of acceptance of this guaranty by Rodgers, notice of presentment or demand for payment, notice of protest and notice of every other kind; (c) any and all other suretyship defenses.

            No exercise or nonexercise by Rodgers of any right hereby given and no change, impairment or suspension of any right or remedy of Rodgers given by Rodgers with respect to Employer shall in any way affect any of the obligations of Paradise hereunder or give Paradise any recourse against Rodgers.

            Paradise hereby represents and warrants to Rodgers that at the time of the execution and delivery of this Guaranty, nothing exists to impair the enforceability of the obligations of Employer under the Agreement and that such obligations are good and collectible by usual legal proceedings, if taken with reasonable diligence.

            This Guaranty shall be governed and construed in accordance with the laws of the State of California and shall inure to the benefit of Rodgers, his successors and assigns and shall bind the successors and assigns of paradise.

            IN WITNESS WHEREOF, PARADISE MUSIC & ENTERTAINMENT, INC., has executed this Guaranty as of the first day of July, 1999.

                                       PARADISE MUSIC & ENTERTAINMENT, INC.

                                       By:
                                          --------------------------------------
                                              Name:
                                              Title:

                                                                      Appendix E

                  PROPOSED AMENDMENT TO 1996 STOCK OPTION PLAN

      Subject to stockholder approval, on April 30, 1999, the Board of Directors adopted the following amendment to the Paradise Music & Entertainment, Inc. 1996 Stock Option Plan:

                           "2. Stock Subject to Plan

      (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, par value of $.01 per share of the company (the "Common stock") for which options (the "Options") and stock appreciation rights ("SARs") may be granted under the Plan shall be 3,000,000, subject to adjustment as provided in Section 14 hereof."

                                                                      Appendix F

                      PARADISE MUSIC & ENTERTAINMENT, INC.
               53 West 23rd Street, 11th Floor, New York, NY 10010

              FORM OF PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                December 16, 1999

      The undersigned hereby appoints M. Jay Walkingshaw and Richard Flynn as Proxies, with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of common stock, $.01 par value, of PARADISE MUSIC & ENTERTAINMENT, INC., held of record by the undersigned at the close of business on October 18, 1999 at the Special Meeting of Stockholders (the "Meeting") of PARADISE MUSIC & ENTERTAINMENT, INC. on December 16, 1999, at 10:00 am, or at any adjournments thereof.

1. To approve the stock purchase agreement, the asset purchase agreement, the employment agreements with each of Jesse Dylan and Craig Rodgers and the transactions contemplated by each of the preceding agreements.

      |_|    FOR               |_|    AGAINST                 |_|    ABSTAIN

2.    To approve the amendment to the 1996 Stock Option Plan.

      |_|    FOR               |_|    AGAINST                 |_|    ABSTAIN

3. To approve the consulting agreement with Jeffrey Rosen and the issuance of warrants to purchase 200,000 shares contemplated thereby.

      |_|    FOR               |_|    AGAINST                 |_|    ABSTAIN

4. To approve the consulting agreement with Thomas J. Edelman and the issuance of warrants to purchase 100,000 shares contemplated thereby.

      |_|    FOR               |_|    AGAINST                 |_|    ABSTAIN

5. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

      |_|    FOR               |_|    AGAINST                 |_|    ABSTAIN

                              (To be signed below)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE
                            INSTRUCTIONS GIVEN ABOVE

      Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a ballot is given by a corporation, please give your full corporation name and have the ballot signed by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        DATED:   ________________, 1999


                                        ----------------------------------------
                                        Shareholder Name


                                        ----------------------------------------
                                        Shareholder Signature


                                        ----------------------------------------
                                        Shareholder if held jointly

                     PLEASE MARK, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.